OMB APPROVAL
OMB Number: 3235-0570 Expires: September 30, 2007 Estimated average burden hours per response: 19.4

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08553

     Evergreen International Trust
_____________________________________________________________
(Exact name of registrant as specified in charter)

     200 Berkeley Street Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices) (Zip code)

     Michael H. Koonce, Esq. 200 Berkeley Street Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: Registrant is making an annual filing for 6 of its series, Evergreen Global Large Cap Equity Fund, Evergreen Global Opportunities Fund, Evergreen International Equity Fund, Evergreen Intrinsic World Equity Fund, Evergreen Emerging Markets Growth Fund and Evergreen Precious Metals Fund for the year ended October 31, 2007. These 6 series have a October 31, fiscal year end.

Date of reporting period: October 31, 2007

Item 1 - Reports to Stockholders.

Evergreen Global Large Cap Equity Fund

Evergreen

GLOBAL LARGE CAP EQUITY FUND

Annual Report
as of October 31, 2007

Evergreen Investments℠
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
23	NOTES TO FINANCIAL STATEMENTS
30	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
31	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2007

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Global Large Cap Equity Fund for the twelve-month period ended October 31, 2007.

A durable, worldwide economic expansion helped foreign equity markets deliver solid returns and outperform domestic stocks during the twelve-month period, despite increased volatility in the closing months of the period. Late in the fiscal year, weakness in U.S. housing led to rapidly deteriorating conditions in the subprime mortgage market, raising anxieties in global equity and credit markets. These concerns prompted the U.S. Federal Reserve Board and other major central banks to intervene and inject additional liquidity into the capital markets. While these steps over the period’s final three months restored some measure of confidence, equity investors continued to watch warily for signs of economic weakness.

Foreign fixed income investments produced more modest, but still positive, returns, despite the widening influence on the credit markets from the problems in the U.S. housing and mortgage markets. The latter half of the period witnessed a general flight to quality in bond markets as investors sought out the highest quality securities, especially U.S. Treasuries and other sovereign debt. The U.S. dollar weakened against major foreign currencies, adding to the returns realized by U.S. investors in foreign markets.

Most foreign economies continued to surge ahead throughout the twelve-month period, propelled by explosive growth in China, India and other emerging markets, improving prospects in Europe and steady growth in the U.S. Among

1

LETTER TO SHAREHOLDERS continued

the major industrialized nations, only Japan’s economy exhibited any signs of sluggishness. Despite the problems in housing and subprime mortgages, the domestic economy also maintained its growth trajectory. Solid increases in exports and in business investment helped offset declining residential values. At the same time, steadily rising employment levels and moderately improving wages increased prospects that healthy consumer spending patterns would be sustained. Substantially exceeding expectations, U.S. Gross Domestic Product grew at an annual rate of 4.9% in the third quarter of 2007, significantly higher than the brisk 3.8% rate of the previous quarter. However, some signs of emerging economic weakness began to appear. Operating earnings of companies in the S&P 500 Index declined in the third quarter, principally because of dramatic write-downs taken by major corporations, predominately in the financials sector. Moreover, surging prices for oil, gold and most commodities, combined with the declining U.S. dollar, suggested some increased potential for rising inflation.

During the twelve-month period, the management teams for Evergreen’s global and international funds each focused on specific areas in global capital markets. Managers of Evergreen Global Large Cap Equity Fund and Evergreen Global Opportunities Fund, for example, looked at opportunities in both domestic and foreign stock markets. Evergreen Global Large Cap Equity Fund emphasized larger corporations, while Evergreen Global Opportunities Fund concentrated on mid cap and small cap growth stocks. In contrast, the team managing Evergreen International Equity Fund concentrated on foreign large cap equities, with some exposure to mid cap and emerging market stocks. Meanwhile, managers of Evergreen

2

LETTER TO SHAREHOLDERS continued

Emerging Markets Growth Fund focused exclusively on developing economies, while the team supervising Evergreen Precious Metals Fund concentrated on gold-mining stocks and other precious metals-related equities. At the same time, the London-based management team of Evergreen International Bond Fund invested in foreign fixed income markets, based on the analysis of economic fundamentals, interest-rate expectations and currency movements throughout the globe.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the National Association of Securities Dealers (NASD).

3

FUND AT A GLANCE
as of October 31, 2007

MANAGEMENT TEAM
Investment Advisor:
• Evergreen Investment Management Company, LLC
Portfolio Manager:
• William E. Zieff

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2007.

The Equity style box placement is based on geographic locale, 10 growth and valuation measures for each fund holding, and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 11/1/1995
	Class A	Class B	Class C	Class I
Class inception date	6/3/1996	6/3/1996	6/3/1996	11/1/1995

Nasdaq symbol	EAGLX	EBGLX	ECGLX	EYGLX

Average annual return*

1-year with sales charge	13.94%	15.00%	19.04%	N/A

1-year w/o sales charge	20.89%	20.00%	20.04%	21.26%

5-year	12.66%	12.95%	13.19%	14.32%

10-year	5.60%	5.47%	5.46%	6.53%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The advisor is waiving a portion of its advisory fee and reimbursing a portion of the 12b-1 fee for Class A. Had the fees not been waived or reimbursed, returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Global Large Cap Equity Fund Class A shares versus a similar investment in the Morgan Stanley Capital International World Free Index (MSCI World Free) and the Consumer Price Index (CPI).

The MSCI World Free is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 20.89% for the twelve-month period ended October 31, 2007, excluding any applicable sales charges. During the same period, the MSCI World Free returned 20.39% .

The fund’s objective is to seek to provide shareholders with long-term growth of capital. Most foreign markets outpaced domestic markets during the twelve-month period, especially in Australia, Europe and Canada. The markets in Japan and the United States both posted more modest returns. Global growth-oriented stocks outperformed value-oriented stocks. Against a backdrop of short-term interest rate cuts by the Federal Reserve and the decelerating U.S. economy, the U.S. dollar continued its plummet, amplifying returns for U.S.-based investors. The fund invests in a full spectrum of value- and growth-oriented companies selected from its global developed markets benchmark. The portfolio strategy uses a disciplined stock selection process based on proprietary research and analysis of company fundamentals and market data. The process is principally quantitative and objective in nature, searching for stocks that are attractive on the basis of valuation, quality and sentiment. Risk is explicitly managed with both state-of-the-art tools and traditional-style research to help ensure a well-diversified portfolio highly reflective of the benchmark. This process is geared toward adding value relative to the benchmark through stock selection with no active view on individual sector or country performance. The currency exposure of the portfolio reflects that of the underlying benchmark, and currency hedging is not part of the investment process.

Consistent with the fund’s strong risk-control disciplines and its focus on bottom-up stock selection, sector allocations neither added to nor detracted from performance. From the sector perspective, stock selection in the Industrials and Materials sectors helped support results. Among Industrials holdings, Orient Overseas and Volvo AB made the most significant contributions. Orient Overseas is a Hong Kong-based company whose principal activity is international transportation and logistics, while Volvo AB is a Swedish truck manufacturer. In the Materials sector, the leading contributor was ThyssenKrupp, a German manufacturer. Other leading contributors due to stock selection came from Consumer Staples. Similar to sector allocations, country allocation decisions had no material effect on overall portfolio performance. However, stock selection was particularly successful in Japan and Hong Kong, followed by Switzerland and the United States. Selections in the Financials sector tended to hold back results, with positions in Japan’s Sumitomo Trust & Banking and Lehman Brothers of the U.S. among the most disappointing performers. Broadly speaking, stock selection was difficult in financials due to credit market conditions and the subprime mortgage contagion. Financials as a sector is nearly one quarter of the benchmark weight, with over one half of that coming from the United States, Japan and the United Kingdom. In an increasingly global economy, few economies escaped the effects of the credit markets as risk was re-priced and liquidity was constrained. In other sectors, underperformance also occurred in Energy. Despite being negative, no particular Energy selection detracted significantly. Rather, stock selection underperformed broadly on a relative basis. There were no other sectors in which the fund underperformed. From a country perspective, underperformance occurred in Canada, the United Kingdom and the Netherlands.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) to certain mutual fund wrap program clients of Wachovia Securities and of third-party broker/dealers when purchased through a clearing relationship with Wachovia Securities or an affiliate providing mutual fund clearing services, (3) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (4) to certain institutional investors, and (5) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of October 31, 2007, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses
The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes
The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	5/1/2007	10/31/2007	Period*

Actual
Class A	$ 1,000.00	$ 1,069.79	$ 8.50
Class B	$ 1,000.00	$ 1,066.42	$ 12.29
Class C	$ 1,000.00	$ 1,065.99	$ 12.29
Class I	$ 1,000.00	$ 1,071.81	$ 7.10
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,016.99	$ 8.29
Class B	$ 1,000.00	$ 1,013.31	$ 11.98
Class C	$ 1,000.00	$ 1,013.31	$ 11.98
Class I	$ 1,000.00	$ 1,018.35	$ 6.92

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.63% for Class A, 2.36% for Class B, 2.36% for Class C and 1.36% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended October 31,

CLASS A	2007	2006	2005	2004	2003

Net asset value, beginning of period	$19.18	$16.07	$14.31	$13.43	$12.13

Income from investment operations
Net investment income (loss)	0.19[1]	0.13[1]	0.08[1]	0[1]	(0.02)[1]

Net realized and unrealized gains or losses on investments	3.57	3.10	1.68	0.88	1.32

Total from investment operations	3.76	3.23	1.76	0.88	1.30

Distributions to shareholders from
Net investment income	(0.13)	(0.12)	0	0	0
Net realized gains	(1.35)	0	0	0	0

Total distributions to shareholders	(1.48)	(0.12)	0	0	0

Net asset value, end of period	$21.46	$19.18	$16.07	$14.31	$13.43

Total return[2]	20.89%	20.23%	12.30%	6.55%	10.72%

Ratios and supplemental data
Net assets, end of period (thousands)	$110,031	$100,122	$95,782	$102,417	$94,969
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.64%	1.83%	1.84%	1.93%	1.98%
Expenses excluding waivers/reimbursements and expense reductions	1.82%	1.92%	1.96%	2.00%	1.98%
Net investment income (loss)	0.97%	0.73%	0.54%	(0.03%)	(0.20%)
Portfolio turnover rate	43%	43%	53%	99%	141%

1 Net investment income (loss) per share is based on average shares outstanding during the period.
2 Excluding applicable sales charges

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended October 31,

CLASS B	2007	2006	2005	2004	2003

Net asset value, beginning of period	$17.90	$ 14.99	$13.44	$12.70	$11.56

Income from investment operations
Net investment income (loss)	0.04[1]	0[1]	(0.02)[1]	(0.10)[1]	(0.10)[1]
Net realized and unrealized gains or losses on investments	3.32	2.91	1.57	0.84	1.24

Total from investment operations	3.36	2.91	1.55	0.74	1.14

Distributions to shareholders from
Net realized gains	(1.35)	0	0	0	0

Net asset value, end of period	$19.91	$ 17.90	$14.99	$13.44	$12.70

Total return[2]	20.00%	19.41%	11.53%	5.83%	9.86%

Ratios and supplemental data
Net assets, end of period (thousands)	$9,384	$16,703	$24,803	$38,982	$76,434
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.36%	2.53%	2.54%	2.64%	2.69%
Expenses excluding waivers/reimbursements and expense reductions	2.52%	2.62%	2.66%	2.71%	2.69%
Net investment income (loss)	0.23%	(0.01%)	(0.16%)	(0.78%)	(0.88%)
Portfolio turnover rate	43%	43%	53%	99%	141%

1 Net investment income (loss) per share is based on average shares outstanding during the period.
2 Excluding applicable sales charges

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended October 31,

CLASS C	2007	2006	2005	2004	2003

Net asset value, beginning of period	$17.86	$14.96	$13.42	$12.68	$11.54

Income from investment operations
Net investment income (loss)	0.05[1]	0[1]	(0.02)[1]	(0.10)[1]	(0.10)[1]
Net realized and unrealized gains or losses on investments	3.31	2.90	1.56	0.84	1.24

Total from investment operations	3.36	2.90	1.54	0.74	1.14

Distributions to shareholders from
Net realized gains	(1.35)	0	0	0	0

Net asset value, end of period	$19.87	$17.86	$14.96	$13.42	$12.68

Total return[2]	20.04%	19.39%	11.48%	5.84%	9.88%

Ratios and supplemental data
Net assets, end of period (thousands)	$17,676	$17,484	$19,125	$24,631	$33,939
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.36%	2.53%	2.54%	2.64%	2.69%
Expenses excluding waivers/reimbursements and expense reductions	2.52%	2.62%	2.66%	2.71%	2.69%
Net investment income (loss)	0.25%	0.01%	(0.16%)	(0.76%)	(0.90%)
Portfolio turnover rate	43%	43%	53%	99%	141%

1 Net investment income (loss) per share is based on average shares outstanding during the period.
2 Excluding applicable sales charges

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended October 31,

CLASS I	2007	2006	2005	2004	2003

Net asset value, beginning of period	$19.70	$16.51	$14.66	$13.71	$12.36

Income from investment operations
Net investment income (loss)	0.26[1]	0.18[1]	0.13[1]	0.04[1]	0.03[1]
Net realized and unrealized gains or losses on investments	3.67	3.19	1.72	0.91	1.32

Total from investment operations	3.93	3.37	1.85	0.95	1.35

Distributions to shareholders from
Net investment income	(0.19)	(0.18)	0	0	0
Net realized gains	(1.35)	0	0	0	0

Total distributions to shareholders	(1.54)	(0.18)	0	0	0

Net asset value, end of period	$22.09	$19.70	$16.51	$14.66	$13.71

Total return	21.26%	20.57%	12.62%	6.93%	10.92%

Ratios and supplemental data
Net assets, end of period (thousands)	$2,897	$3,112	$3,424	$4,156	$6,085
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.36%	1.53%	1.54%	1.64%	1.68%
Expenses excluding waivers/reimbursements and expense reductions	1.52%	1.62%	1.66%	1.71%	1.68%
Net investment income (loss)	1.27%	1.02%	0.83%	0.25%	0.24%
Portfolio turnover rate	43%	43%	53%	99%	141%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements
10

SCHEDULE OF INVESTMENTS

October 31, 2007
	Country	Shares	Value

COMMON STOCKS 98.2%
CONSUMER DISCRETIONARY 10.1%
Auto Components 0.5%
Aisin Seiki Co., Ltd.	Japan	7,000	$ 286,841
Compagnie Generale des Etablissements Michelin, Class B (r)	France	3,461	465,017

			751,858

Automobiles 2.0%
Daimler AG	Germany	9,710	1,072,127
Toyota Motor Corp.	Japan	30,100	1,722,075

			2,794,202

Hotels, Restaurants & Leisure 1.1%
Carnival Corp. (r)	Panama	4,822	231,360
Compass Group plc	United Kingdom	54,530	393,660
Darden Restaurants, Inc. (r)	United States	11,436	491,748
McDonald’s Corp.	United States	6,869	410,079

			1,526,847

Household Durables 0.8%
Makita Corp.	Japan	16,600	803,674
Whirlpool Corp. (r)	United States	3,774	298,825

			1,102,499

Internet & Catalog Retail 0.2%
Amazon.com, Inc. * (r)	United States	2,700	240,705

Media 2.8%
Gestevision Telecinco SA (r)	Spain	10,550	304,278
Omnicom Group, Inc.	United States	15,668	798,755
Singapore Press Holdings, Ltd.	Singapore	96,000	305,393
Time Warner, Inc.	United States	21,872	399,383
Viacom, Inc., Class B *	United States	10,028	414,056
Vivendi (r)	France	17,314	780,650
Walt Disney Co.	United States	24,356	843,448

			3,845,963

Multi-line Retail 0.5%
J.C. Penney Co., Inc. (r)	United States	7,066	397,392
PPR SA	France	1,700	337,436

			734,828

Specialty Retail 1.3%
Aoyama Trading Co., Ltd.	Japan	12,200	317,700
Best Buy Co., Inc. (r)	United States	6,479	314,361
H&M Hennes & Mauritz AB, Class B	Sweden	8,380	557,540
Inditex SA (r)	Spain	9,000	671,683

			1,861,284

See Notes to Financial Statements
11

SCHEDULE OF INVESTMENTS continued

October 31, 2007
	Country	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Textiles, Apparel & Luxury Goods 0.9%
Coach, Inc. *	United States	6,473	$ 236,653
Nike, Inc., Class B (r)	United States	8,048	533,260
Pacific Brands	Australia	137,000	444,496

			1,214,409

CONSUMER STAPLES 8.2%
Beverages 2.4%
Asahi Breweries, Ltd. (r)	Japan	31,000	513,414
Carlsberg A/S	Denmark	3,810	513,926
Coca-Cola Enterprises, Inc.	United States	12,881	332,459
Coca-Cola Hellenic Bottling Co. SA	Greece	8,660	537,889
Heineken NV	Netherlands	6,560	459,390
Molson Coors Brewing Co., Class B (r)	United States	7,310	418,351
PepsiCo, Inc.	United States	8,344	615,120

			3,390,549

Food & Staples Retailing 1.3%
Delhaize Group (r)	Belgium	3,530	334,989
Kroger Co. (r)	United States	14,710	432,327
Wal-Mart Stores, Inc.	United States	15,630	706,632
Walgreen Co. (r)	United States	9,428	373,820

			1,847,768

Food Products 1.4%
Archer Daniels Midland Co. (r)	United States	8,894	318,227
Nestle SA	Switzerland	3,580	1,653,666

			1,971,893

Household Products 1.3%
Procter & Gamble Co.	United States	17,363	1,207,076
Reckitt Benckiser Group plc	United Kingdom	10,020	582,163

			1,789,239

Tobacco 1.8%
Altria Group, Inc.	United States	10,367	756,065
British American Tobacco plc	United Kingdom	29,870	1,138,225
Japan Tobacco, Inc.	Japan	95	553,736

			2,448,026

ENERGY 9.4%
Energy Equipment & Services 1.2%
ENSCO International, Inc. (r)	United States	8,852	491,197
National Oilwell Varco, Inc. *	United States	7,213	528,280
Noble Corp.	United States	8,829	467,496
Schlumberger, Ltd.	Netherlands Antilles 2,480		239,494

			1,726,467

See Notes to Financial Statements
12

SCHEDULE OF INVESTMENTS continued

October 31, 2007
	Country	Shares	Value

COMMON STOCKS continued
ENERGY continued
Oil, Gas & Consumable Fuels 8.2%
BP plc	United Kingdom	117,147	$ 1,522,984
Chevron Corp.	United States	13,905	1,272,447
ConocoPhillips	United States	5,387	457,679
ENI SpA (r)	Italy	50,888	1,857,147
Exxon Mobil Corp.	United States	34,089	3,135,847
Marathon Oil Corp.	United States	8,811	520,994
Repsol YPF SA	Spain	10,180	403,436
Royal Dutch Shell plc, Class B	United Kingdom	28,240	1,231,077
Statoil ASA	Norway	15,610	526,835
Valero Energy Corp. (r)	United States	8,063	567,877

			11,496,323

FINANCIALS 20.8%
Capital Markets 2.3%
Credit Suisse Group (r)	Switzerland	5,270	355,528
Daiwa Securities Group, Inc.	Japan	46,000	443,728
Deutsche Bank AG	Germany	6,881	920,614
Goldman Sachs Group, Inc. (r)	United States	3,477	862,018
Morgan Stanley	United States	6,245	420,039
State Street Corp.	United States	4,050	323,068

			3,324,995

Commercial Banks 8.0%
Australia & New Zealand Banking Group, Ltd. (r)	Australia	32,000	898,358
Banco Santander Central Hispano SA (r)	Spain	22,520	491,578
BNP Paribas SA	United States	10,438	1,154,664
BOC Hong Kong Holdings, Ltd.	Hong Kong	265,000	759,270
Canadian Imperial Bank of Commerce (r)	Canada	3,050	327,491
Credit Agricole SA (r)	France	21,200	839,933
Dexia SA	Belgium	23,140	744,071
HBOS plc	United Kingdom	68,850	1,254,954
Mitsubishi UFJ Financial Group, Inc.	Japan	31,000	309,262
Mizuho Financial Group, Inc. (r)	Japan	39	219,505
Nordea Bank AB	Sweden	41,000	733,664
Royal Bank of Canada (r)	Canada	12,900	761,004
Royal Bank of Scotland Group plc	United Kingdom	112,200	1,210,378
Sumitomo Trust & Banking Co., Ltd.	Japan	92,000	684,230
Wells Fargo & Co.	United States	24,527	834,163

			11,222,525

Diversified Financial Services 4.1%
Bank of America Corp.	United States	32,013	1,545,587
Citigroup, Inc. (r)	United States	31,206	1,307,531
Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	21,500	716,860
ING Groep NV	Netherlands	23,470	1,057,886
JPMorgan Chase & Co.	United States	23,391	1,099,377

			5,727,241

See Notes to Financial Statements
13

SCHEDULE OF INVESTMENTS continued

October 31, 2007
	Country	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Insurance 4.8%
ACE, Ltd.	Cayman Islands	12,825	$ 777,323
Aegon NV	Netherlands	40,870	846,239
Allianz SE	Germany	5,000	1,126,479
American International Group, Inc.	United States	7,085	447,205
AXA SA	France	24,170	1,083,711
MetLife, Inc. (r)	United States	9,538	656,691
Millea Holdings, Inc.	Japan	7,600	299,779
Old Mutual plc	United Kingdom	179,240	688,024
Travelers Companies, Inc.	United States	14,669	765,869

			6,691,320

Real Estate Investment Trusts 1.0%
Corio NV	Netherlands	7,600	667,287
Nippon Building Fund, Inc.	Japan	15	217,800
Simon Property Group, Inc.	United States	4,892	509,306

			1,394,393

Real Estate Management & Development 0.6%
Wharf Holdings, Ltd.	Hong Kong	136,000	825,071

HEALTH CARE 9.1%
Biotechnology 1.4%
Amgen, Inc. * (r)	United States	8,663	503,407
CSL, Ltd.	Australia	24,120	815,496
Genentech, Inc. *	United States	4,280	317,276
Genzyme Corp. *	United States	4,554	345,967

			1,982,146

Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	United States	10,224	613,542
Becton, Dickinson & Co.	United States	3,895	325,077
Olympus Corp.	Japan	12,000	502,559
St. Jude Medical, Inc. *	United States	6,725	273,909
Terumo Corp.	Japan	9,000	439,060
Zimmer Holdings, Inc. *	United States	4,438	308,397

			2,462,544

Health Care Providers & Services 1.2%
Aetna, Inc.	United States	6,936	389,595
McKesson Corp.	United States	6,430	425,023
UnitedHealth Group, Inc.	United States	11,839	581,887
WellPoint, Inc. *	United States	3,018	239,116

			1,635,621

Pharmaceuticals 4.8%
AstraZeneca plc	United Kingdom	11,290	557,475
Eli Lilly & Co.	United States	7,903	427,947
GlaxoSmithKline plc	United Kingdom	25,154	648,665

See Notes to Financial Statements
14

SCHEDULE OF INVESTMENTS continued

October 31, 2007
	Country	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Pharmaceuticals continued
Johnson & Johnson	United States	21,533	$ 1,403,306
Novo Nordisk AS	Denmark	3,180	395,465
Pfizer, Inc.	United States	38,867	956,517
Roche Holding AG	Switzerland	3,964	677,118
Sanofi-Aventis SA (r)	France	8,830	775,851
Takeda Pharmaceutical Co., Ltd.	Japan	13,500	843,867

			6,686,211

INDUSTRIALS 12.5%
Aerospace & Defense 2.7%
BAE Systems plc	United Kingdom	51,540	535,400
Boeing Co.	United States	5,814	573,202
General Dynamics Corp.	United States	5,390	490,275
Honeywell International, Inc.	United States	6,039	364,816
L-3 Communications Holdings, Inc.	United States	5,436	596,003
Lockheed Martin Corp.	United States	5,224	574,849
Northrop Grumman Corp.	United States	7,928	662,939

			3,797,484

Air Freight & Logistics 0.5%
TNT NV	Netherlands	10,080	413,870
United Parcel Service, Inc., Class B	United States	3,659	274,791

			688,661

Airlines 0.3%
British Airways plc *	United Kingdom	38,540	358,479

Building Products 0.3%
Compagnie de Saint-Gobain SA	France	3,810	411,081

Commercial Services & Supplies 0.6%
Experian Group, Ltd.	United Kingdom	45,540	479,780
Manpower, Inc. (r)	United States	4,589	342,982

			822,762

Construction & Engineering 0.5%
Daito Trust Construction Co.	Japan	4,400	204,112
Skanska AB, Class B	Sweden	27,200	536,705

			740,817

Electrical Equipment 1.0%
Abb, Ltd.	Switzerland	18,320	553,526
Alstom SA	France	2,480	586,300
Mitsubishi Electric Corp.	Japan	24,000	291,532

			1,431,358

See Notes to Financial Statements
15

SCHEDULE OF INVESTMENTS continued

October 31, 2007
	Country	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Industrial Conglomerates 2.2%
General Electric Co.	United States	43,947	$ 1,808,859
Keppel Corp., Ltd.	Singapore	50,000	515,315
Orkla ASA	Norway	37,740	702,293

			3,026,467

Machinery 1.7%
Atlas Copco AB	Sweden	21,520	359,531
Eaton Corp. (r)	United States	5,482	507,524
Illinois Tool Works, Inc. (r)	United States	6,320	361,883
MAN AG	Germany	3,390	608,103
Paccar, Inc.	United States	10,537	585,408

			2,422,449

Marine 1.2%
Nippon Yusen Kabushiki Kaisha (r)	Japan	84,000	867,970
Orient Overseas International, Ltd.	Bermuda	71,200	739,977

			1,607,947

Road & Rail 0.3%
CSX Corp.	United States	10,507	470,398

Trading Companies & Distributors 1.2%
Mitsui & Co., Ltd.	Japan	37,000	963,304
Sumitomo Corp.	Japan	42,000	732,842

			1,696,146

INFORMATION TECHNOLOGY 11.4%
Communications Equipment 1.7%
Cisco Systems, Inc. *	United States	23,913	790,564
Corning, Inc.	United States	9,691	235,200
Nokia Corp.	Finland	32,000	1,269,251
QUALCOMM, Inc.	United States	3,393	144,983

			2,439,998

Computers & Peripherals 3.3%
Apple, Inc. *	United States	5,582	1,060,301
Dell, Inc. * (r)	United States	20,671	632,533
Hewlett-Packard Co.	United States	19,349	999,956
International Business Machines Corp.	United States	13,502	1,567,852
Wincor Nixdorf AG	Germany	3,860	380,573

			4,641,215

Internet Software & Services 0.7%
eBay, Inc. *	United States	12,497	451,142
Google, Inc., Class A *	United States	712	503,384

			954,526

See Notes to Financial Statements
16

SCHEDULE OF INVESTMENTS continued

October 31, 2007
	Country	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
IT Services 0.9%
Accenture, Ltd., Class A (r)	Bermuda	13,673	$ 533,931
Fujitsu, Ltd.	Japan	46,000	363,175
Indra Sistemas SA (r)	Spain	11,970	347,773

			1,244,879

Office Electronics 0.3%
Canon, Inc.	Japan	6,200	313,736
Xerox Corp. *	United States	8,592	149,844

			463,580

Semiconductors & Semiconductor Equipment 1.4%
Applied Materials, Inc.	United States	19,842	385,332
ASML Holding NV	Netherlands	6,444	225,200
Intel Corp.	United States	22,485	604,847
MEMC Electronic Materials, Inc. * (r)	United States	6,368	466,265
Texas Instruments, Inc.	United States	9,232	300,963

			1,982,607

Software 3.1%
Adobe Systems, Inc. *	United States	11,283	540,456
Microsoft Corp.	United States	53,991	1,987,409
Nintendo Co., Ltd.	Japan	900	567,984
Oracle Corp. *	United States	34,809	771,715
SAP AG	Germany	7,820	423,598

			4,291,162

MATERIALS 6.5%
Chemicals 1.5%
Air Products & Chemicals, Inc.	United States	3,865	378,190
BASF AG	Germany	7,060	976,115
Lyondell Chemical Co. (r)	United States	15,068	714,977

			2,069,282

Construction Materials 0.4%
Ibiden Co., Ltd.	Japan	3,500	292,923
Lafarge SA	France	1,390	226,669

			519,592

Metals & Mining 4.6%
Anglo American plc	United Kingdom	18,973	1,309,624
BHP Billiton plc	United Kingdom	37,091	1,414,738
Freeport-McMoRan Copper & Gold, Inc.	United States	5,469	643,592
JFE Holdings, Inc.	Japan	8,000	468,024
Rio Tinto plc	United Kingdom	4,790	442,328
Sumitomo Metal Industries, Ltd.	Japan	113,000	557,641
Teck Cominco, Ltd. (r)	Canada	9,400	468,144
ThyssenKrupp AG	Germany	17,330	1,157,914

			6,462,005

See Notes to Financial Statements
17

SCHEDULE OF INVESTMENTS continued

October 31, 2007
	Country	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES 5.6%
Diversified Telecommunication Services 3.8%
AT&T, Inc.	United States	28,621	$ 1,196,072
France Telecom	France	9,830	363,107
Koninklijke KPN NV	Netherlands	32,680	617,022
Singapore Telecommunications	Singapore	222,000	629,839
Telecom Italia SpA	Italy	211,340	662,791
Telefonica SA (r)	Spain	20,520	678,510
Telus Corp.	Canada	6,240	361,217
Verizon Communications, Inc.	United States	18,132	835,341

			5,343,899

Wireless Telecommunication Services 1.8%
NTT DoCoMo, Inc. (r)	Japan	217	314,952
Rogers Communications, Inc., Class B	Canada	6,500	329,396
Sprint Nextel Corp.	United States	19,196	328,252
Vodafone Group plc	United Kingdom	390,392	1,539,596

			2,512,196

UTILITIES 4.6%
Electric Utilities 2.5%
Cheung Kong Infrastructure Holdings, Ltd.	Hong Kong	57,000	221,734
E.ON AG	Germany	5,650	1,103,240
Edison International (r)	United States	8,880	516,372
Enel SpA (r)	Italy	65,860	787,938
FirstEnergy Corp.	United States	8,368	583,249
Kansai Electric Power Co., Inc.	Japan	11,600	261,467

			3,474,000

Multi-Utilities 2.1%
CenterPoint Energy, Inc. (r)	United States	31,554	528,845
National Grid plc	United Kingdom	42,720	713,568
PG&E Corp.	United States	8,153	398,926
RWE AG	Germany	4,560	622,863
SUEZ (r)	France	9,900	645,152

			2,909,354

Total Common Stocks (cost $99,567,332)			137,477,271

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED 12.7%
MUTUAL FUND SHARES 12.7%
Navigator Prime Portfolio, 5.03% § (cost $17,814,793)	United States	17,814,793	17,814,793

		Principal
		Amount	Value

SHORT-TERM INVESTMENTS 1.2%
U.S. TREASURY OBLIGATIONS 0.0%
U.S. Treasury Bill, 3.53%, 12/27/2007 ƒ †	United States	$ 30,000	29,835

See Notes to Financial Statements
18

SCHEDULE OF INVESTMENTS continued

October 31, 2007
	Country	Shares	Value

SHORT-TERM INVESTMENTS continued
MUTUAL FUND SHARES 1.2%
Evergreen Institutional U.S. Government Money Market Fund,
Class I, 4.60% q ø	United States	1,673,560	$ 1,673,560

Total Short-Term Investments (cost $1,703,395)			1,703,395

Total Investments (cost $119,085,520) 112.1%			156,995,459
Other Assets and Liabilities (12.1%)			(17,007,305)

Net Assets 100.0%			$ 139,988,154

(r)	All or a portion of this security is on loan.
*	Non-income producing security
§	Rate shown is the 1-day annualized yield at period end.
ƒ	All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.
†	Rate shown represents the yield to maturity at date of purchase.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

The following table shows the percent of total long-term investments by geographic location as of October 31, 2007:

United States	43.9%	Australia	1.6%
United Kingdom	11.7%	Singapore	1.1%
Japan	10.4%	Bermuda	0.9%
Germany	6.1%	Finland	0.9%
France	4.7%	Norway	0.9%
Netherlands	3.1%	Belgium	0.8%
Italy	2.4%	Denmark	0.7%
Switzerland	2.4%	Cayman Islands	0.6%
Spain	2.1%	Greece	0.4%
Hong Kong	1.8%	Netherlands Antilles	0.2%
Canada	1.6%	Panama	0.1%
Sweden	1.6%
			100.0%

The following table shows the percent of total long-term investments by sector as of October 31, 2007:

Financials	21.3%
Industrials	12.7%
Information Technology	11.7%
Consumer Discretionary	10.2%
Energy	9.6%
Health Care	9.3%
Consumer Staples	8.3%
Materials	6.6%
Telecommunication Services	5.7%
Utilities	4.6%

100.0%

See Notes to Financial Statements
19

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

Assets
Investments in securities, at value (cost $117,411,960) including $18,859,264
of securities loaned	$ 155,321,899
Investments in affiliated money market fund, at value (cost $1,673,560)	1,673,560

Total investments	156,995,459
Foreign currency, at value (cost $63,006)	64,211
Receivable for securities sold	3,548,702
Receivable for Fund shares sold	19,898
Dividends and interest receivable	182,375
Receivable for daily variation margin on open futures contracts	10,079
Receivable for securities lending income	6,231
Prepaid expenses and other assets	31,780

Total assets	160,858,735

Liabilities
Payable for securities purchased	2,765,527
Payable for Fund shares redeemed	230,549
Payable for securities on loan	17,814,793
Advisory fee payable	644
Due to other related parties	725
Accrued expenses and other liabilities	58,343

Total liabilities	20,870,581

Net assets	$ 139,988,154

Net assets represented by
Paid-in capital	$ 82,268,642
Undistributed net investment income	1,328,693
Accumulated net realized gains on investments	18,469,871
Net unrealized gains on investments	37,920,948

Total net assets	$ 139,988,154

Net assets consists of
Class A	$ 110,030,843
Class B	9,384,429
Class C	17,676,360
Class I	2,896,522

Total net assets	$ 139,988,154

Shares outstanding (unlimited number of shares authorized)
Class A	5,127,245
Class B	471,382
Class C	889,666
Class I	131,141

Net asset value per share
Class A	$ 21.46
Class A — Offering price (based on sales charge of 5.75%)	$ 22.77
Class B	$ 19.91
Class C	$ 19.87
Class I	$ 22.09

See Notes to Financial Statements
20

STATEMENT OF OPERATIONS

Year Ended October 31, 2007

Investment income
Dividends (net of foreign withholding taxes of $221,846)	$ 3,522,899
Securities lending	36,831
Income from affiliates	75,593
Interest	5,238

Total investment income	3,640,561

Expenses
Advisory fee	1,211,837
Distribution Plan expenses
Class A	318,674
Class B	124,941
Class C	175,477
Administrative services fee	138,490
Transfer agent fees	535,752
Trustees’ fees and expenses	2,971
Printing and postage expenses	53,246
Custodian and accounting fees	93,894
Registration and filing fees	54,927
Professional fees	27,727
Other	5,119

Total expenses	2,743,055
Less: Expense reductions	(2,812)
Fee waivers and expense reimbursements	(246,470)

Net expenses	2,493,773

Net investment income	1,146,788

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	20,208,200
Foreign currency related transactions	37,718
Futures contracts	(7,851)

Net realized gains on investments	20,238,067
Net change in unrealized gains or losses on investments	4,785,032

Net realized and unrealized gains or losses on investments	25,023,099

Net increase in net assets resulting from operations	$ 26,169,887

See Notes to Financial Statements
21

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2007		2006

Operations
Net investment income	$ 1,146,788		$ 753,861
Net realized gains on investments	20,238,067		17,837,896
Net change in unrealized gains or losses
on investments	4,785,032		7,117,533

Net increase in net assets resulting from
operations	26,169,887		25,709,290

Distributions to shareholders from
Net investment income
Class A	(705,018)		(722,419)
Class I	(30,810)		(33,790)
Net realized gains
Class A	(6,995,629)		0
Class B	(1,214,530)		0
Class C	(1,287,435)		0
Class I	(213,590)		0

Total distributions to shareholders	(10,447,012)		(756,209)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	145,881	2,864,861	119,412	2,103,089
Class B	69,661	1,271,768	53,843	895,221
Class C	28,918	526,105	36,702	620,259
Class I	1,011	20,229	1,158	21,842

	4,682,963		3,640,411

Net asset value of shares issued in
reinvestment of distributions
Class A	399,631	7,389,541	41,142	689,128
Class B	67,789	1,161,897	0	0
Class C	69,362	1,186,784	0	0
Class I	9,579	182,366	1,289	22,112

	9,920,588		711,240

Automatic conversion of Class B shares
to Class A shares
Class A	358,561	6,948,974	366,631	6,429,886
Class B	(385,098)	(6,948,974)	(391,863)	(6,429,886)

	0		0

Payment for shares redeemed
Class A	(997,149)	(19,663,711)	(1,266,091)	(22,302,228)
Class B	(214,350)	(3,898,669)	(382,940)	(6,273,623)
Class C	(187,544)	(3,421,403)	(335,929)	(5,541,363)
Class I	(37,425)	(776,436)	(51,820)	(900,271)

	(27,760,219)		(35,017,485)

Net decrease in net assets resulting from
capital share transactions	(13,156,668)		(30,665,834)

Total increase (decrease) in net assets	2,566,207		(5,712,753)
Net assets
Beginning of period	137,421,947		143,134,700

End of period	$ 139,988,154		$ 137,421,947

Undistributed net investment income	$ 1,328,693		$ 717,665

See Notes to Financial Statements
22

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
Evergreen Global Large Cap Equity Fund (the “Fund”) is a diversified series of Evergreen International Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Prior to April 1, 2007, the 1.00% contingent deferred sales charge was applicable for redemptions made within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee. Effective April 2, 2007, the Fund no longer charges shareholders a redemption fee on assets redeemed or exchanged within 90 days of the date of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments
Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

23

NOTES TO FINANCIAL STATEMENTS continued

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation
All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Futures contracts
In order to gain exposure to, or protect against changes in, security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

d. Securities lending
The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income
Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

24

NOTES TO FINANCIAL STATEMENTS continued

f. Federal taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, passive foreign investment companies and dividends paid through share redemptions. During the year ended October 31, 2007, the following amounts were reclassifed:

Paid-in capital	$1,482,126
Undistributed net investment income	200,068
Accumulated net realized gains on investments	(1,682,194)

h. Class allocations
Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.87% and declining to 0.70% as average daily net assets increase. For the year ended October 31, 2007, the advisory fee was equivalent to 0.87% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses During the year ended October 31, 2007, EIMC voluntarily waived its advisory fee in the amount of $226,784 and reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $19,686.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliates on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and

25

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2006, the transfer agent fees were equivalent to an annual rate of 0.38% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS
EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended October 31, 2007, EIS received $3,465 from the sale of Class A shares and $16,884 and $96 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $59,328,738 and $80,770,459, respectively, for the year ended October 31, 2007.

At October 31, 2007, the Fund had open long futures contracts outstanding as follows:

		Initial
		Contract	Value at	Unrealized
Expiration	Contracts	Amount	October 31, 2007	Gain

December 2007	8 DJ Euro Stoxx	$ 519,191	$ 521,239	$ 2,048
	50 Index
December 2007	7 S&P 500 Index	536,746	544,250	7,504
	E-mini
December 2007	2 FTSE 100 Index	279,216	280,596	1,380

During the year ended October 31, 2007, the Fund loaned securities to certain brokers and earned $49,000 in affiliated income relating to securities lending activity which is included in income from affiliates on the Statement of Operations. At October 31, 2007, the value of securities on loan and the total value of collateral received for securities loaned amounted to $18,859,264 and $19,721,695, respectively. Of the total value of the collateral received for securities on loan, $1,906,902 represents the market value of U.S. government agency obligations received as non-cash collateral.

On October 31, 2007, the aggregate cost of securities for federal income tax purposes was $119,338,740. The gross unrealized appreciation and depreciation on securities based on tax cost was $39,424,388 and $1,767,669, respectively, with a net unrealized appreciation of $37,656,719.

26

NOTES TO FINANCIAL STATEMENTS continued

6. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended October 31, 2007, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS
As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed		Temporary
Undistributed	Long-term	Unrealized	Book/Tax
Ordinary Income	Capital Gain	Appreciation	Differences

$1,347,817	$18,730,598	$ 37,659,954	($18,857)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and passive foreign investment companies. Additionally, short-term capital gains are considered ordinary income for income tax purposes.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended October 31

	2007	2006

Ordinary Income	$ 735,828	$ 756,209
Long-term Capital Gain	9,711,184	0

8. EXPENSE REDUCTIONS
Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES
Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT
The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an

27

NOTES TO FINANCIAL STATEMENTS continued

annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% . During the year ended October 31, 2007, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS
Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (“FINRA”)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS
In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 is not expected to have a material impact on the

28

NOTES TO FINANCIAL STATEMENTS continued

Fund’s financial statements. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

13. SUBSEQUENT DISTRIBUTIONS
On December 4, 2007, the Fund declared distributions from long-term capital gains to shareholders of record on December 3, 2007. The per share amounts payable on December 5, 2007 were as follows:

Long-term
Capital Gains

Class A	$ 2.8717
Class B	2.8717
Class C	2.8717
Class I	2.8717

On December 12, 2007, the Fund declared distributions from net investment income to shareholders of record on December 11, 2007. The per share amounts payable on December 13, 2007 were as follows:
Net Investment
Income

Class A	$ 0.2116
Class C	0.0664
Class I	0.2714

These distributions are not reflected in the accompanying financial statements.
29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Global Large Cap Equity Fund, a series of the Evergreen International Trust, as of October 31, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Global Large Cap Equity Fund as of October 31, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 27, 2007

30

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS
Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $9,711,184 for the fiscal year ended October 31, 2007.

For corporate shareholders, 99.99% of ordinary income dividends paid during the fiscal year ended October 31, 2007 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended October 31, 2007, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2007 year-end tax information will be reported on your 2007 Form 1099-DIV, which shall be provided to you in early 2008.

Pursuant to Section 871 of the Internal Revenue Code, $1,289,975 has been designated as Qualified Short-Term Gains for purposes of exempting withholding of tax on distributions to U.S. nonresident shareholders.

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended October 31, 2007, the total amount of foreign taxes expected to be passed through to shareholders was $217,981 on foreign source income of $3,745,205. Complete information regarding the Fund’s foreign tax credit pass through to shareholders for 2007 will be reported in conjunction with Form 1099-DIV.

31

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen Global Large Cap Equity Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC

32

ADDITIONAL INFORMATION (unaudited) continued

and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

33

ADDITIONAL INFORMATION (unaudited) continued

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates generally provide a comprehensive investment management service to the funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

34

ADDITIONAL INFORMATION (unaudited) continued

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Certain Fund-specific considerations. The Trustees noted that, for the one-year period ended December 31, 2006, the Fund’s Class A shares had outperformed the Fund’s benchmark index, the Morgan Stanley Capital International World Free Index, and a majority of the funds against which the Trustees compared the Fund’s performance. The Trustees also noted that, for the three-, five-, and ten-year periods ended December 31, 2006, the Fund’s Class A shares had underperformed the Fund’s benchmark index and a majority of the funds against which the Trustees compared the Fund’s performance.

The Trustees noted that the management fee paid by the Fund was higher than the management fees paid by most of the funds against which the Trustees compared the Fund’s management fee, but that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

35

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

36

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Kasey Phillips[4]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.; Former Vice
Treasurer	President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen
DOB: 12/12/1970	Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4,5]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee oversees 91 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 Mr. Guerin’s information is as of June 14, 2007, the effective date of his approval by the Board of Trustees as Chief Compliance Officer of the Evergreen funds.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

- **Leadership**—With more than $285 billion in assets as of September 30, 2007, Evergreen Investments has the scale and resources to help investors and financial professionals succeed.
- **Excellence**—Our investments are built for long-term performance, through strategies designed in an effort to outperform their benchmarks and peers over a full market cycle.
- **Experience**—Our investment teams operate independently, performing their own original research, across a full range of investment disciplines.
- **Commitment**—We are dedicated to working with financial professionals, crafting innovative solutions that meet your needs and translate into successful investor-advisor partnerships.

Visit us online at **EvergreenInvestments.com**

FOR MORE INFORMATION

Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the eighth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. For 2006, Evergreen was ranked fifth overall out of 37 participating companies.

564342 rv5 12/2007

Evergreen Investments℠
MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

564342  rv5    12/2007

Evergreen Global Opportunities Fund

Evergreen

GLOBAL OPPORTUNITIES FUND

Annual Report
as of October 31, 2007

Evergreen Investments℠
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
23	NOTES TO FINANCIAL STATEMENTS
30	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
31	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2007

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Global Opportunities Fund for the twelve-month period ended October 31, 2007.

A durable, worldwide economic expansion helped foreign equity markets deliver solid returns and outperform domestic stocks during the twelve-month period, despite increased volatility in the closing months of the period. Late in the fiscal year, weakness in U.S. housing led to rapidly deteriorating conditions in the subprime mortgage market, raising anxieties in global equity and credit markets. These concerns prompted the U.S. Federal Reserve Board and other major central banks to intervene and inject additional liquidity into the capital markets. While these steps over the period’s final three months restored some measure of confidence, equity investors continued to watch warily for signs of economic weakness.

Foreign fixed income investments produced more modest, but still positive, returns, despite the widening influence on the credit markets from the problems in the U.S. housing and mortgage markets. The latter half of the period witnessed a general flight to quality in bond markets as investors sought out the highest quality securities, especially U.S. Treasuries and other sovereign debt. The U.S. dollar weakened against major foreign currencies, adding to the returns realized by U.S. investors in foreign markets.

Most foreign economies continued to surge ahead throughout the twelve-month period, propelled by explosive growth in China, India and other emerging markets, improving prospects in Europe and steady growth in the U.S. Among

1

LETTER TO SHAREHOLDERS continued

the major industrialized nations, only Japan’s economy exhibited any signs of sluggishness. Despite the problems in housing and subprime mortgages, the domestic economy also maintained its growth trajectory. Solid increases in exports and in business investment helped offset declining residential values. At the same time, steadily rising employment levels and moderately improving wages increased prospects that healthy consumer spending patterns would be sustained. Substantially exceeding expectations, U.S. Gross Domestic Product grew at an annual rate of 4.9% in the third quarter of 2007, significantly higher than the brisk 3.8% rate of the previous quarter. However, some signs of emerging economic weakness began to appear. Operating earnings of companies in the S&P 500 Index declined in the third quarter, principally because of dramatic write-downs taken by major corporations, predominately in the financials sector. Moreover, surging prices for oil, gold and most commodities, combined with the declining U.S. dollar, suggested some increased potential for rising inflation.

During the twelve-month period, the management teams for Evergreen’s global and international funds each focused on specific areas in global capital markets. Managers of Evergreen Global Large Cap Equity Fund and Evergreen Global Opportunities Fund, for example, looked at opportunities in both domestic and foreign stock markets. Evergreen Global Large Cap Equity Fund emphasized larger corporations, while Evergreen Global Opportunities Fund concentrated on mid cap and small cap growth stocks. In contrast, the team managing Evergreen International Equity Fund concentrated on foreign large cap equities, with some exposure to mid cap and emerging market stocks. Meanwhile, managers of Evergreen

2

LETTER TO SHAREHOLDERS continued

Emerging Markets Growth Fund focused exclusively on developing economies, while the team supervising Evergreen Precious Metals Fund concentrated on gold-mining stocks and other precious metals-related equities. At the same time, the London-based management team of Evergreen International Bond Fund invested in foreign fixed income markets, based on the analysis of economic fundamentals, interest-rate expectations and currency movements throughout the globe.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the National Association of Securities Dealers (NASD).

3

FUND AT A GLANCE

as of October 31, 2007

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Managers:

• Donald M. Bisson, CFA

• Francis X. Claro, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2007.

The Equity style box placement is based on geographic locale, 10 growth and valuation measures for each fund holding, and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 3/16/1988

	Class A	Class B	Class C	Class I
Class inception date	3/16/1988	2/1/1993	2/1/1993	1/13/1997

Nasdaq symbol	EKGAX	EKGBX	EKGCX	EKGYX

Average annual return*

1-year with sales charge	25.55%	27.28%	31.28%	N/A

1-year w/o sales charge	33.21%	32.28%	32.28%	33.57%

5-year	26.46%	26.91%	27.07%	28.31%

10-year	13.38%	13.23%	13.23%	14.12%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. The advisor is reimbursing a portion of the 12b-1 fee for Class A. Had the fee not been reimbursed, returns for Class A would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Global Opportunities Fund Class A shares versus a similar investment in the S&P Citigroup EMI World Growth (SPCGEMIWG) and the Consumer Price Index (CPI).

The SPCGEMIWG is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 33.21% for the twelvemonth period ended October 31, 2007, excluding any applicable sales charges. During the same period, the SPCGEMIWG returned 24.65% .

The fund’s objective is to seek capital growth.

International small cap equities rose consistently over the earlier part of the year. Despite a pullback in the summer months, when global equity markets suffered from the spill-over effects of the subprime problems in the U.S., this market segment resumed its upward movement and finished the twelve-month period at its high for the year. Yet despite this strength and the strongly positive absolute returns from international small caps, lingering nervousness and uncertainties remained in investors’ minds. In our domestic allocations, we focused on small and mid cap growth stocks. The period began with a variety of concerns facing investors in the U.S. market, including uncertainties created by a change in control of Congress, weakness in the housing market, rising energy costs and the apparent deceleration of domestic economic growth. Dynamic global growth trends and persistently improving domestic corporate profitability served as counterbalances enabling the domestic equity market to end the period with strong gains. The period also saw a style shift in performance leadership as growth stocks began outperforming value stocks.

We made only minor changes in the international allocation of the fund, which comprised the majority of assets during the twelve-month period. While these changes were driven largely by stock-specific issues, larger macro-economic issues did become a consideration during the period of market disruption. This was particularly true in Financials where we eliminated Italy’s Unipol Gruppo Finanziario, Ireland’s Anglo Irish Bank and Man Group in the U.K., while trimming other holdings, such as Japan’s Bank of Yokohama. Other positions eliminated included C&C Group, the Irish beverage company which had been a strong contributor in a prior period, and three U.K. companies, Photo-Me International, and two companies that were the subject of takeovers: tobacco company Gallaher Group and AWG (Anglian Water). Major purchases included Dutch-based Boskalis Westminster, a global leader in dredging, France’s Rhodia, the specialty chemical company, Finland’s Nokian Renkaat, which is a leader in winter tire production, and Balfour Beatty, the U.K.-based engineering and construction firm. In the domestic sleeve of the fund, we shifted focus in several sectors. We trimmed back exposure to retailers in the Consumer Discretionary area as it became increasingly clear that high energy prices and the housing downturn were impacting spending. We took long-term gains in several of our wireless Telecommunications Services companies. We increased our exposure in the Information Technology, Energy and Materials sectors, where we found more attractive fundamentals and valuations.

Stock selection and outperformance by stocks across a range of sectors helped support solid performance within the international portfolio. Leading contributors included: Game Group, the U.K.-based leading specialist retailer of interactive entertainment; Boskalis Westminster, the Netherlands-based dredging corporation; Spain’s Grifols, whose principal activities are procurement, preparation and sale of therapeutic products; and China Gas Holdings. Detractors among foreign investments included: C&C Group, whose U.K. sales suffered in part from disappointing summer weather; Neopost, the French developer and manufacturer of office equipment and mail solutions; and Germany’s Patrizia Immobilien, which specializes in the redevelopment and sale of residential properties.

The primary contributor to outperformance within the fund’s domestic portfolio was stock selection across all sectors, with the exception of Consumer Staples. Top performing stocks included: energy engineering and construction firm McDermott International, Internet auction leader Priceline.com, specialty video game retailer GameStop; and fertilizer manufacturer and distributor Mosaic Corp. Detractors among domestic holdings included specialty apparel retailer J. Crew Group; convenience restaurant Panera Bread; online employment solutions provider Monster.com and software provider Amdocs. All were eliminated from the fund after posting disappointing results.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) to certain mutual fund wrap program clients of Wachovia Securities and of third-party broker/dealers when purchased through a clearing relationship with Wachovia Securities or an affiliate providing mutual fund clearing services, (3) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (4) to certain institutional investors, and (5) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, mid cap securities may decline significantly in market downturns.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of October 31, 2007, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	5/1/2007	10/31/2007	Period*

Actual
Class A	$ 1,000.00	$ 1,130.41	$ 8.05
Class B	$ 1,000.00	$ 1,126.26	$11.90
Class C	$ 1,000.00	$ 1,126.67	$11.95
Class I	$ 1,000.00	$ 1,132.08	$ 6.61
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,017.64	$ 7.63
Class B	$ 1,000.00	$ 1,014.01	$11.27
Class C	$ 1,000.00	$ 1,013.96	$11.32
Class I	$ 1,000.00	$ 1,019.00	$ 6.26

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.50% for Class A, 2.22% for Class B, 2.23% for Class C and 1.23% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS A	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 32.61	$ 27.86	$ 22.21	$ 19.22	$ 13.71

Income from investment operations
Net investment income (loss)	(0.03)[1]	(0.02)[1]	(0.18)[1]	(0.15)[1]	(0.17)[1]
Net realized and unrealized gains or losses on investments	10.16	7.02	5.83	3.14	5.68

Total from investment operations	10.13	7.00	5.65	2.99	5.51

Distributions to shareholders from
Net investment income	(0.04)	0	0	0	0
Net realized gains	(2.48)	(2.25)	0	0	0

Total distributions to shareholders	(2.52)	(2.25)	0	0	0

Net asset value, end of period	$ 40.22	$ 32.61	$ 27.86	$ 22.21	$ 19.22

Total return[2]	33.21%	26.78%	25.44%	15.56%	40.19%

Ratios and supplemental data
Net assets, end of period (thousands)	$474,252	$259,898	$139,975	$98,254	$88,541
Ratios to average net assets
Expenses including waivers/reimbursements but
excluding expense reductions	1.53%	1.67%	1.78%	1.88%	2.08%
Expenses excluding waivers/reimbursements and
expense reductions	1.55%	1.67%	1.78%	1.88%	2.08%
Net investment income (loss)	(0.08%)	(0.05%)	(0.68%)	(0.72%)	(1.12%)
Portfolio turnover rate	71%	103%	108%	171%	257%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS B	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 27.73	$ 24.16	$ 19.40	$ 16.91	$ 12.15

Income from investment operations
Net investment income (loss)	(0.24)	(0.20)[1]	(0.31)[1]	(0.26)[1]	(0.25)[1]
Net realized and unrealized gains or losses on investments	8.53	6.02	5.07	2.75	5.01

Total from investment operations	8.29	5.82	4.76	2.49	4.76

Distributions to shareholders from
Net realized gains	(2.48)	(2.25)	0	0	0

Net asset value, end of period	$ 33.54	$ 27.73	$ 24.16	$ 19.40	$ 16.91

Total return[2]	32.28%	25.92%	24.54%	14.73%	39.18%

Ratios and supplemental data
Net assets, end of period (thousands)	$87,408	$53,681	$32,136	$26,202	$31,244
Ratios to average net assets
Expenses including waivers/reimbursements but
excluding expense reductions	2.25%	2.36%	2.48%	2.59%	2.81%
Expenses excluding waivers/reimbursements and
expense reductions	2.25%	2.36%	2.48%	2.59%	2.81%
Net investment income (loss)	(0.82%)	(0.75%)	(1.38%)	(1.45%)	(1.87%)
Portfolio turnover rate	71%	103%	108%	171%	257%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS C	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 27.86	$ 24.27	$ 19.48	$ 16.98	$ 12.20

Income from investment operations
Net investment income (loss)	(0.24)[1]	(0.19)[1]	(0.31)[1]	(0.26)[1]	(0.25)[1]
Net realized and unrealized gains or losses on investments	8.58	6.03	5.10	2.76	5.03

Total from investment operations	8.34	5.84	4.79	2.50	4.78

Distributions to shareholders from
Net realized gains	(2.48)	(2.25)	0	0	0

Net asset value, end of period	$ 33.72	$ 27.86	$ 24.27	$ 19.48	$ 16.98

Total return[2]	32.28%	25.88%	24.59%	14.72%	39.18%

Ratios and supplemental data
Net assets, end of period (thousands)	$124,831	$61,777	$26,644	$19,316	$18,448
Ratios to average net assets
Expenses including waivers/reimbursements but
excluding expense reductions	2.25%	2.37%	2.48%	2.59%	2.80%
Expenses excluding waivers/reimbursements and
expense reductions	2.25%	2.37%	2.48%	2.59%	2.80%
Net investment income (loss)	(0.81%)	(0.73%)	(1.37%)	(1.43%)	(1.85%)
Portfolio turnover rate	71%	103%	108%	171%	257%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS I	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 33.46	$ 28.46	$22.62	$19.52	$13.90

Income from investment operations
Net investment income (loss)	0.07[1]	0.09[1]	(0.09)[1]	(0.10)[1]	(0.13)[1]
Net realized and unrealized gains or losses on investments	10.49	7.16	5.93	3.20	5.75

Total from investment operations	10.56	7.25	5.84	3.10	5.62

Distributions to shareholders from
Net investment income	(0.12)	0	0	0	0
Net realized gains	(2.48)	(2.25)	0	0	0

Total distributions to shareholders	(2.60)	(2.25)	0	0	0

Net asset value, end of period	$ 41.42	$ 33.46	$28.46	$22.62	$19.52

Total return	33.57%	27.19%	25.82%	15.88%	40.43%

Ratios and supplemental data
Net assets, end of period (thousands)	$43,378	$14,931	$5,744	$1,795	$ 761
Ratios to average net assets
Expenses including waivers/reimbursements but
excluding expense reductions	1.25%	1.37%	1.48%	1.59%	1.77%
Expenses excluding waivers/reimbursements and
expense reductions	1.25%	1.37%	1.48%	1.59%	1.77%
Net investment income (loss)	0.20%	0.28%	(0.36%)	(0.48%)	(0.84%)
Portfolio turnover rate	71%	103%	108%	171%	257%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

October 31, 2007

	Country	Shares	Value

COMMON STOCKS 95.1%
CONSUMER DISCRETIONARY 22.3%
Auto Components 4.1%
Compagnie Generale des Etablissements Michelin, Class B (p)	France	87,544	$11,762,332
Continental AG	Germany	29,838	4,514,370
Leoni AG	Germany	39,318	2,502,276
Nokian Renkaat Oyj	Finland	301,091	11,359,259

			30,138,237

Distributors 0.9%
Compania de Distribucion Integral Logista SA (p)	Spain	87,316	6,809,083

Diversified Consumer Services 1.3%
Capella Education Co. *	United States	55,937	3,468,094
Strayer Education, Inc. (p)	United States	32,212	6,006,250

			9,474,344

Hotels, Restaurants & Leisure 2.5%
Alsea SA de CV (p)	Mexico	1,068,800	1,588,153
Enterprise Inns plc	United Kingdom	41,101	539,772
Groupe Flo *	France	125,811	2,236,250
Intralot SA	Greece	47,476	2,049,888
Penn National Gaming, Inc. *	United States	103,700	6,403,475
Punch Taverns plc	United Kingdom	35,088	735,439
Regent Inns plc *	United Kingdom	666,000	945,457
Sol Melia SA (p)	Spain	41,877	804,588
Whitbread plc	United Kingdom	85,293	3,147,068

			18,450,090

Internet & Catalog Retail 0.8%
priceline.com, Inc. * (p)	United States	63,100	5,874,610

Leisure Equipment & Products 0.4%
Amer Sports Corp. (p)	Finland	53,850	1,430,855
Koei Co., Ltd. * (p)	Japan	60,900	1,160,970

			2,591,825

Media 3.0%
D+S europe AG	Germany	188,534	3,565,154
Impresa SGPS SA	Portugal	372,170	1,386,376
ITV plc	United Kingdom	718,901	1,484,338
Lamar Advertising Co., Class A (p)	United States	103,500	5,533,110
Premiere AG * (p)	Germany	84,923	1,739,847
Promotora de Informaciones SA	Spain	363,082	7,114,258
Toho Co., Ltd. * (p)	Japan	70,400	1,407,726

			22,230,809

Multi-line Retail 0.3%
Isetan Co., Ltd. (p)	Japan	149,000	2,012,694

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Country	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Specialty Retail 4.2%
Carphone Warehouse plc (p)	United Kingdom	556,057	$4,063,874
Game Group plc	United Kingdom	2,712,376	11,279,622
GameStop Corp., Class A *	United States	94,300	5,584,446
Gome Electrical Appliances Holdings, Ltd.	United States	740,000	1,693,341
Gruppo Coin SpA * (p)	Italy	557,073	5,071,825
Zumiez, Inc. * (p)	United States	63,900	2,674,854

			30,367,962

Textiles, Apparel & Luxury Goods 4.8%
adidas AG	Germany	277,133	18,513,906
Geox SpA	Italy	202,958	4,861,636
Hanesbrands, Inc. * (p)	United States	191,800	5,953,472
La Seda de Barcelona SA, Ser. B * (p)	Spain	856,647	2,883,197
Polo Ralph Lauren Corp.	United States	39,644	2,727,507

			34,939,718

CONSUMER STAPLES 4.2%
Beverages 1.3%
Davide Campari Milano SpA (p)	Italy	387,336	4,156,434
Marston’s plc	United Kingdom	201,420	1,443,953
Remy Cointreau SA *	France	52,739	4,055,378

			9,655,765

Food & Staples Retailing 1.1%
Sugi Pharmacy Co., Ltd. (p)	Japan	149,800	4,331,000
Sundrug Co., Ltd. (p)	Japan	161,000	3,812,335

			8,143,335

Food Products 1.8%
Ariake Japan Co., Ltd. (p)	Japan	94,400	1,953,637
Chocoladefabriken Lindt & Sprungli AG	Switzerland	1,017	3,511,387
Hain Celestial Group, Inc. * (p)	United States	164,900	5,781,394
Lotte Confectionery Co., Ltd.	South Korea	1,017	1,677,121

			12,923,539

ENERGY 6.3%
Energy Equipment & Services 3.4%
Atwood Oceanics, Inc. *	United States	77,492	6,527,926
Cameron International Corp. *	United States	61,197	5,958,140
Dresser-Rand Group, Inc. *	United States	70,200	2,716,740
SBM Offshore NV	Netherlands	46,497	1,790,955
Sechilienne SA	France	34,740	3,123,728
Technip SA (p)	France	55,579	4,993,805

			25,111,294

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Country	Shares	Value

COMMON STOCKS continued
ENERGY continued
Oil, Gas & Consumable Fuels 2.9%
China Gas Holdings, Ltd. (p)	Hong Kong	12,586,000	$6,042,209
ERG SpA	Italy	160,814	3,317,532
Premier Oil plc *	United Kingdom	34,552	893,323
Saras SpA *	Italy	205,661	1,243,345
Southwestern Energy Co. *	United States	133,671	6,914,801
Star Energy Group plc *	United Kingdom	168,820	898,104
Tullow Oil plc	United Kingdom	116,315	1,548,382

			20,857,696

FINANCIALS 7.3%
Capital Markets 1.7%
Affiliated Managers Group, Inc. * (p)	United States	48,597	6,392,935
ICAP plc	United Kingdom	169,712	2,071,235
Julius Baer Holding AG	Switzerland	47,568	4,137,662

			12,601,832

Commercial Banks 0.9%
Banco BPI SA (p)	Portugal	252,605	2,214,992
Bank of Yokohama, Ltd.	Japan	152,000	1,074,434
Greek Postal Savings Bank SA *	Greece	151,562	3,102,144

			6,391,570

Consumer Finance 0.1%
Diamond Lease Co., Ltd.	Japan	24,900	861,102

Diversified Financial Services 1.9%
Ackermans & Van Haaren N.V.	Belgium	39,430	4,114,750
Japan Securities Financial Co., Ltd. *	Japan	91,800	965,665
Nasdaq Stock Market, Inc. *	United States	162,700	7,598,090
RAB Capital plc (p)	United Kingdom	510,979	1,167,982

			13,846,487

Insurance 0.9%
NIPPONKOA Insurance Co., Ltd. * (p)	Japan	170,000	1,557,901
QBE Insurance Group, Ltd.	Australia	151,434	4,593,384

			6,151,285

Real Estate Investment Trusts 0.2%
Capitacommercial Trust	Singapore	837,000	1,566,527

Real Estate Management & Development 1.6%
Chinese Estates Holdings, Ltd.	Bermuda	586,000	1,181,760
Great Eagle Holdings, Ltd.	United States	259,000	1,089,433
IRSA Inversiones y Representaciones SA, GDR * (p)	Argentina	157,574	2,814,272
Patrizia Immobilien AG (p)	Germany	121,344	1,621,439
Sino Land Co., Ltd.	United States	686,000	2,150,753
Tokyo Tatemono Co., Ltd. *	Japan	238,000	3,056,873

			11,914,530

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Country	Shares	Value

COMMON STOCKS continued
HEALTH CARE 6.4%
Biotechnology 0.5%
Cephalon, Inc. * (p)	United States	49,000	$3,613,260

Health Care Equipment & Supplies 3.5%
ArthroCare Corp. * (p)	United States	94,221	6,109,290
Grifols SA * (p)	Spain	259,893	6,888,992
Hologic, Inc. *	United States	93,400	6,344,662
Respironics, Inc. *	United States	117,900	5,902,074

			25,245,018

Health Care Providers & Services 1.5%
Message Co.	Japan	827	1,523,376
Pediatrix Medical Group, Inc. *	United States	63,500	4,159,250
Psychiatric Solutions, Inc. * (p)	United States	141,237	5,592,985

			11,275,611

Life Sciences Tools & Services 0.9%
Qiagen NV * (p)	United States	274,100	6,452,314

INDUSTRIALS 23.8%
Aerospace & Defense 0.9%
Embraer-Empresa Brasileira de Aeronautica SA, ADR (p)	Brazil	46,821	2,283,460
MTU Aero Engines Holding AG (p)	Germany	71,888	4,401,012

			6,684,472

Air Freight & Logistics 0.5%
Sinotrans, Ltd. (p)	China	5,120,000	3,298,284

Building Products 0.6%
Kingspan Group plc - London Exchange	Ireland	36,494	862,041
Uralita SA	Spain	367,444	3,742,988

			4,605,029

Commercial Services & Supplies 3.2%
Eurofins Scientific SA	France	64,035	6,864,202
FTI Consulting, Inc. *	United States	98,919	5,371,302
Nissha Printing Co., Ltd. * (p)	Japan	72,800	2,094,539
Societe BIC SA (p)	France	54,896	4,266,530
Watson Wyatt Worldwide, Inc.	United States	100,609	4,796,031

			23,392,604

Construction & Engineering 8.2%
AMEC plc	United Kingdom	174,417	3,025,933
Astaldi SpA	Italy	277,618	2,569,820
Balfour Beatty plc	United Kingdom	732,829	7,616,918
Bauer AG *	Germany	40,477	3,096,720
Bilfinger Berger AG (p)	Germany	45,575	4,075,827
Hochtief AG	Germany	30,094	4,177,850

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Country	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Construction & Engineering continued
Impregilo SpA	Italy	346,335	$2,787,693
J&P Avax SA	Greece	121,583	1,377,556
Keller Group plc	United Kingdom	84,294	1,997,137
Kier Group plc	United Kingdom	34,599	1,545,709
Koninklijke Bam Groep NV	Netherlands	129,154	3,413,839
Koninklijke Boskalis Westminster NV	Netherlands	247,647	15,082,553
Okumura Corp. (p)	Japan	362,000	1,916,221
Tecnicas Reunidas SA	Spain	86,061	7,271,370

			59,955,146

Electrical Equipment 2.4%
Carbone Lorraine SA (p)	France	70,934	6,362,563
General Cable Corp. * (p)	United States	79,900	5,752,001
Roper Industries, Inc.	United States	77,700	5,501,937

			17,616,501

Industrial Conglomerates 1.6%
Compagnie Industriali Reunite SpA	Italy	800,581	3,325,100
McDermott International, Inc. *	United States	119,000	7,266,140
Melco International Development, Ltd. (p)	United States	579,000	1,106,554

			11,697,794

Machinery 2.4%
Aker Yards ASA (p)	Norway	153,880	2,551,679
Charter plc *	United Kingdom	159,228	3,602,030
Kawasaki Heavy Industries, Ltd. (p)	Japan	299,000	1,089,759
Kaydon Corp. (p)	United States	104,200	5,604,918
Terex Corp. *	United States	63,700	4,727,814

			17,576,200

Road & Rail 2.5%
Arriva plc	United Kingdom	222,705	3,913,323
FirstGroup plc	United Kingdom	192,152	3,201,635
Landstar System, Inc.	United States	103,100	4,339,479
National Express Group plc	United Kingdom	127,386	3,517,649
Stagecoach Group plc	United Kingdom	551,821	3,126,652

			18,098,738

Trading Companies & Distributors 0.8%
Ashtead Group plc *	United Kingdom	248,379	565,240
MSC Industrial Direct Co., Class A	United States	99,500	4,846,645

			5,411,885

Transportation Infrastructure 0.7%
Cintra Concesiones de Infraestructuras de Transporte SA (p)	Spain	285,065	4,991,749

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Country	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY 16.0%
Communications Equipment 2.0%
Acme Packet, Inc.	United States	216,500	$3,108,940
F5 Networks, Inc. *	United States	157,286	5,667,015
NICE-Systems, Ltd., ADS *	Israel	146,022	5,757,647

			14,533,602

Computers & Peripherals 1.4%
Electronics for Imaging, Inc. *	United States	10,105	230,394
Logitech International SA *	Switzerland	175,928	6,109,865
Stratasys, Inc. *	United States	98,930	2,575,148
Tatung Co., Ltd. *	Taiwan	2,471,000	1,370,156

			10,285,563

Electronic Equipment & Instruments 1.3%
Flir Systems, Inc. * (p)	United States	94,800	6,578,172
MegaChips Corp. (p)	Japan	52,800	1,120,201
Nidec Corp. * (p)	Japan	28,600	2,156,737

			9,855,110

Internet Software & Services 3.2%
Akamai Technologies, Inc. * (p)	United States	166,000	6,505,540
Bankrate, Inc. * (p)	United States	86,304	3,965,668
Omniture, Inc. * (p)	United States	38,924	1,329,644
SINA Corp. * (p)	Cayman Islands	196,603	11,271,250

			23,072,102

IT Services 0.5%
Syntel, Inc. (p)	United States	94,327	4,016,444

Office Electronics 0.8%
Neopost (p)	France	49,059	5,692,439

Semiconductors & Semiconductor Equipment 3.7%
Atheros Communications, Inc. (p)	United States	121,047	4,248,750
Intersil Corp., Class A	United States	168,900	5,124,426
Monolithic Power Systems, Inc. (p)	United States	208,763	4,578,172
Power Integrations, Inc. *	United States	201,271	6,547,346
SiRF Technology Holdings, Inc. * (p)	United States	223,100	6,650,611

			27,149,305

Software 3.1%
ANSYS, Inc. *	United States	138,045	5,357,526
Capcom Co., Ltd. (p)	Japan	204,300	5,880,627
Quality Systems, Inc. (p)	United States	95,900	3,474,457
Software AG	Germany	31,687	2,965,531
Square Enix Co., Ltd. * (p)	Japan	146,700	4,821,659

			22,499,800

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Country	Shares	Value

COMMON STOCKS continued
MATERIALS 7.0%
Chemicals 5.1%
Allen-Vanguard Corp.	Canada	390,060	$4,311,416
CF Industries Holdings, Inc.	United States	70,100	6,161,790
Mitsubishi Gas Chemical Co., Inc.	Japan	134,000	1,347,687
Rhodia SA * (p)	France	244,770	9,519,136
Sumitomo Bakelite Co., Ltd. (p)	Japan	193,000	1,181,114
Tokuyama Corp. (p)	Japan	138,000	1,939,079
Toray Industries, Inc. * (p)	Japan	416,000	3,210,679
Umicore SA (p)	Belgium	37,444	9,353,448

			37,024,349

Construction Materials 0.5%
Rockwool International AS	Denmark	11,539	3,701,664

Containers & Packaging 0.3%
Rexam plc	United Kingdom	193,820	2,192,550

Metals & Mining 1.1%
Eldorado Gold Corp. - Canadian Exchange *	Canada	170,900	1,185,568
Randgold Resources, Ltd., ADR (p)	Channel Islands	43,571	1,565,942
RTI International Metals, Inc. *	United States	69,900	5,464,782

			8,216,292

TELECOMMUNICATION SERVICES 1.1%
Diversified Telecommunication Services 0.9%
Time Warner Telecom, Inc. * (p)	United States	296,500	6,890,660

Wireless Telecommunication Services 0.2%
StarHub, Ltd.	Singapore	531,290	1,146,786

UTILITIES 0.7%
Water Utilities 0.7%
Kelda Group plc	United Kingdom	125,202	2,476,618
Pennon Group plc	United Kingdom	196,090	2,565,846

			5,042,464

Total Common Stocks (cost $522,813,997)			694,148,069

PREFERRED STOCKS 0.3%
INDUSTRIALS 0.3%
Construction & Engineering 0.3%
TAEYOUNG Engineering & Construction Var. Rate Pfd.
(cost $1,094,836)	South Korea	190,500	2,411,455

OTHER 0.1%
Eveready Income Fund (cost $984,805)	Canada	208,900	1,015,967

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED 20.4%
MUTUAL FUND SHARES 20.4%
Navigator Prime Portfolio, 5.03% § (cost $148,769,350)	United States	148,769,350	148,769,350

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Country	Shares	Value

SHORT-TERM INVESTMENTS 3.0%
MUTUAL FUND SHARES 3.0%
Evergreen Institutional Money Market Fund, Class I, 5.03% q ø	United States	1,196,553	$1,196,553
Evergreen Institutional U.S. Government Money Market Fund,
Class I, 4.60% q ø	United States	20,303,652	20,303,652

Total Short-Term Investments (cost $21,500,205)			21,500,205

Total Investments (cost $695,163,193) 118.9%			867,845,046
Other Assets and Liabilities (18.9%)			(137,976,019)

Net Assets 100.0%			$729,869,027

(p) All or a portion of this security is on loan.

* Non-income producing security

§ Rate shown is the 1-day annualized yield at period end.

q Rate shown is the 7-day annualized yield at period end.

ø Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR American Depository Receipt
ADS American Depository Shares
GDR Global Depository Receipt

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

October 31, 2007

The following table shows the percent of total long-term investments by geographic location as of October 31, 2007:

United States	38.4%
United Kingdom	10.0%
France	8.5%
Germany	7.3%
Japan	7.2%
Spain	5.8%
Italy	3.9%
Netherlands	2.9%
Switzerland	2.0%
Belgium	1.9%
Finland	1.8%
Cayman Islands	1.6%
Greece	0.9%
Canada	0.9%
Hong Kong	0.9%
Israel	0.8%
Australia	0.7%
South Korea	0.6%
Denmark	0.5%
Portugal	0.5%
China	0.5%
Argentina	0.4%
Singapore	0.4%
Norway	0.4%
Brazil	0.3%
Mexico	0.2%
Channel Islands	0.2%
Taiwan	0.2%
Bermuda	0.2%
Ireland	0.1%

100.0%

The following table shows the percent of total long-term investments by sector as of October 31, 2007:

Industrials	25.2%
Consumer Discretionary	23.4%
Information Technology	16.8%
Financials	7.6%
Materials	7.3%
Health Care	6.7%
Energy	6.6%
Consumer Staples	4.4%
Telecommunication Services	1.2%
Utilities	0.7%
Other	0.1%

100.0%

See Notes to Financial Statements

19

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

Assets
Investments in securities, at value (cost $673,662,988) including $153,291,935 of
securities loaned	$846,344,841
Investments in affiliated money market funds, at value (cost $21,500,205)	21,500,205

Total investments	867,845,046
Foreign currency, at value (cost $4,013,157)	4,131,938
Receivable for securities sold	3,729,295
Receivable for Fund shares sold	8,578,219
Dividends receivable	555,352
Prepaid expenses and other assets	46,375

Total assets	884,886,225

Liabilities
Payable for securities purchased	4,833,262
Payable for Fund shares redeemed	1,294,916
Payable for securities on loan	148,769,350
Advisory fee payable	10,022
Due to other related parties	2,223
Accrued expenses and other liabilities	107,425

Total liabilities	155,017,198

Net assets	$729,869,027

Net assets represented by
Paid-in capital	$517,272,538
Overdistributed net investment loss	(18,222)
Accumulated net realized gains on investments	39,804,927
Net unrealized gains on investments	172,809,784

Total net assets	$729,869,027

Net assets consists of
Class A	$474,252,341
Class B	87,407,866
Class C	124,831,116
Class I	43,377,704

Total net assets	$729,869,027

Shares outstanding (unlimited number of shares authorized)
Class A	11,792,158
Class B	2,606,315
Class C	3,702,184
Class I	1,047,276

Net asset value per share
Class A	$40.22
Class A — Offering price (based on sales charge of 5.75%)	$42.67
Class B	$33.54
Class C	$33.72
Class I	$41.42

See Notes to Financial Statements

20

STATEMENT OF OPERATIONS

Year Ended October 31, 2007

Investment income
Dividends (net of foreign withholding taxes of $404,657)	$6,659,068
Income from affiliates	767,532
Securities lending	244,677

Total investment income	7,671,277

Expenses
Advisory fee	4,517,354
Distribution Plan expenses
Class A	1,050,468
Class B	675,528
Class C	869,217
Administrative services fee	526,980
Transfer agent fees	968,929
Trustees’ fees and expenses	10,974
Printing and postage expenses	97,104
Custodian and accounting fees	376,761
Registration and filing fees	89,957
Professional fees	45,269
Other	10,878

Total expenses	9,239,419
Less: Expense reductions	(11,203)
Expense reimbursements	(70,999)

Net expenses	9,157,217

Net investment loss	(1,485,940)

Net realized and unrealized gains or losses on investments
Net realized gains on:
Securities	45,460,863
Foreign currency related transactions	114,173

Net realized gains on investments	45,575,036
Net change in unrealized gains or losses on investments	106,777,272

Net realized and unrealized gains or losses on investments	152,352,308

Net increase in net assets resulting from operations	$150,866,368

See Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2007		2006

Operations
Net investment loss		$(1,485,940)		$(734,230)
Net realized gains on investments		45,575,036		33,288,716
Net change in unrealized gains or losses
on investments		106,777,272		26,867,666

Net increase in net assets resulting from
operations		150,866,368		59,422,152

Distributions to shareholders from
Net investment income
Class A		(380,052)		0
Class I		(63,732)		0
Net realized gains
Class A		(19,986,750)		(11,509,484)
Class B		(4,915,097)		(2,985,315)
Class C		(5,704,446)		(2,557,129)
Class I		(1,208,992)		(461,955)

Total distributions to shareholders		(32,259,069)		(17,513,883)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	4,982,146	177,611,058	4,351,019	133,374,257
Class B	1,227,018	36,647,350	1,024,357	26,716,292
Class C	1,716,436	51,711,647	1,360,111	36,001,924
Class I	778,923	28,861,782	341,219	10,842,539

		294,831,837		206,935,012

Net asset value of shares issued in
reinvestment of distributions
Class A	543,655	17,178,423	0	0
Class B	163,937	4,341,048	0	0
Class C	148,268	3,945,416	0	0
Class I	38,137	1,240,544	0	0

		26,705,431		0

Automatic conversion of Class B shares
to Class A shares
Class A	206,145	7,241,012	62,617	1,915,922
Class B	(246,300)	(7,241,012)	(73,332)	(1,915,922)

		0		0

Payment for shares redeemed
Class A	(1,909,917)	(67,539,797)	(1,468,406)	(44,789,116)
Class B	(474,501)	(13,919,213)	(344,872)	(8,951,534)
Class C	(379,958)	(11,285,585)	(240,717)	(6,276,903)
Class I	(215,958)	(7,817,557)	(96,856)	(3,038,512)

		(100,562,152)		(63,056,065)

Net increase in net assets resulting from
capital share transactions		220,975,116		143,878,947

Total increase in net assets		339,582,415		185,787,216
Net assets
Beginning of period		390,286,612		204,499,396

End of period	$ 729,869,027		$ 390,286,612

Undistributed (overdistributed) net
investment income (loss)	$ (18,222)		$ 426,602

See Notes to Financial Statements

22

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Global Opportunities Fund (the “Fund”) is a diversified series of Evergreen International Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Prior to April 1, 2007, the 1.00% contingent deferred sales charge was applicable for redemptions made within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee. Effective April 2, 2007, the Fund no longer charges shareholders a redemption fee on assets redeemed or exchanged within 90 days of the date of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

23

NOTES TO FINANCIAL STATEMENTS continued

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

24

NOTES TO FINANCIAL STATEMENTS continued

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses, net realized foreign currency gains or losses and dividends paid through share redemptions. During the year ended October 31, 2007, the following amounts were reclassified:

Paid-in capital	$2,950,379
Overdistributed net investment loss	1,484,900
Accumulated net realized gains on investments	(4,435,279)

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.91% and declining to 0.66% as average daily net assets increase. For the year ended October 31, 2007, the advisory fee was equivalent to 0.85% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended October 31, 2007, EIMC voluntarily reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $70,999.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliates on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

25

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2007, the transfer agent fees were equivalent to an annual rate of 0.18% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended October 31, 2007, the Fund paid brokerage commissions of $22,573 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended October 31, 2007, EIS received $177,832 from the sale of Class A shares and $116,650 and $13,820 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $537,918,747 and $365,329,154, respectively, for the year ended October 31, 2007.

During the year ended October 31, 2007, the Fund loaned securities to certain brokers. At October 31, 2007, the value of securities on loan and the total value of collateral received for securities loaned amounted to $153,291,935 and $157,050,033, respectively. Of the total value of the collateral received for securities on loan, $8,280,683 represents the market value of U.S. government agency obligations received as non-cash collateral.

On October 31, 2007, the aggregate cost of securities for federal income tax purposes was $696,311,422. The gross unrealized appreciation and depreciation on securities based on tax cost was $179,408,528 and $7,874,904, respectively, with a net unrealized appreciation of $171,533,624.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended October 31, 2007, the Fund did not participate in the interfund lending program.

26

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed
	Long-term		Temporary
Undistributed	Capital	Unrealized	Book/Tax
Ordinary Income	Gain	Appreciation	Differences

$10,919,684	$30,033,472	$171,661,555	($18,222)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and passive foreign investment companies. Additionally, short-term capital gains are considered ordinary income for income tax purposes. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended October 31

	2007	2006

Ordinary Income	$4,327,888	$0
Long-term Capital Gain	27,931,181	17,513,883

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% . During the year ended October 31, 2007, the Fund had no borrowings.

27

NOTES TO FINANCIAL STATEMENTS continued

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (“FINRA”)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 is not expected to have a material impact on the Fund’s financial statements. However, the conclusions regarding FIN 48 may be subject to review

28

NOTES TO FINANCIAL STATEMENTS continued

and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

13. SUBSEQUENT DISTRIBUTIONS

On December 4, 2007, the Fund declared distributions from capital gains to shareholders of record on December 3, 2007. The per share amounts payable on December 5, 2007 were as follows:

	Short-term	Long-term
	Capital	Capital
	Gains	Gains

Class A	$0.55730	$1.5328
Class B	0.55730	1.5328
Class C	0.55730	1.5328
Class I	0.55730	1.5328

These distributions are not reflected in the accompanying financial statements.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Global Opportunities Fund, a series of the Evergreen International Trust, as of October 31, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Global Opportunities Fund as of October 31, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 27, 2007

30

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $27,931,181 for the fiscal year ended October 31, 2007.

For corporate shareholders, 5.66% of ordinary income dividends paid during the fiscal year ended October 31, 2007 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended October 31, 2007, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2007 year-end tax information will be reported on your 2007 Form 1099-DIV, which shall be provided to you in early 2008.

Pursuant to Section 871 of the Internal Revenue Code, $14,248,302 has been designated as Qualified Short-Term Gains for purposes of exempting withholding of tax on distributions to U.S. nonresident shareholders.

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended October 31, 2007, the total amount of foreign taxes expected to be passed through to shareholders was $396,997 on foreign source income of $7,038,431. Complete information regarding the Fund’s foreign tax credit pass through to shareholders for 2007 will be reported in conjunction with Form 1099-DIV.

31

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen Global Opportunities Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full

32

ADDITIONAL INFORMATION (unaudited) continued

Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as

33

ADDITIONAL INFORMATION (unaudited) continued

distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates generally provide a comprehensive investment management service to the funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual

34

ADDITIONAL INFORMATION (unaudited) continued

funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Certain Fund-specific considerations. The Trustees noted that, for the one-year period ended December 31, 2006, the Fund’s Class A shares had outperformed the Fund’s benchmark index, the Standard & Poor’s Citigroup EMI World Growth Index, and had performed in the third quintile of funds against which the Trustees compared the Fund’s performance. The Trustees also noted that, for the three- and five-year periods ended December 31, 2006, the Fund’s Class A shares had outperformed the Fund’s benchmark index, and a majority of the funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the ten-year period ended December 31, 2006, the Fund’s Class A shares had outperformed the Fund’s benchmark index.

The Trustees noted that the management fee paid by the Fund was higher than the management fees paid by most of the other funds against which the Trustees compared the Fund’s management fee, but noted that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

The Trustees considered information regarding the rates at which other non-Evergreen mutual funds pay advisory fees to EIMC or its affiliates for sub-advisory services that are comparable to the advisory services EIMC or its affiliates provide to the Fund. Fees charged by EIMC to those other clients were generally lower than those charged to the Fund. EIMC explained that the services and resources required of EIMC where it sub-advises mutual funds sponsored by others are substantially less than in the case of the funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. The Trustees also considered the investment performance of those other funds sub-advised by EIMC and its affiliates, and concluded that the performance of those funds did not reflect any substantial difference in the quality of the service provided by EIMC and its affiliates to those funds.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

35

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

36

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS

Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Kasey Phillips[4]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.; Former Vice
Treasurer	President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen
DOB: 12/12/1970	Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4,5]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee oversees 91 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 Mr. Guerin’s information is as of June 14, 2007, the effective date of his approval by the Board of Trustees as Chief Compliance Officer of the Evergreen funds.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

564343 rv5 12/2007

Evergreen International Equity Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
9	ABOUT YOUR FUND’S EXPENSES
10	FINANCIAL HIGHLIGHTS
15	SCHEDULE OF INVESTMENTS
23	STATEMENT OF ASSETS AND LIABILITIES
24	STATEMENT OF OPERATIONS
25	STATEMENTS OF CHANGES IN NET ASSETS
27	NOTES TO FINANCIAL STATEMENTS
34	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
35	ADDITIONAL INFORMATION
44	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov.

The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2007

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen International Equity Fund for the twelve-month period ended October 31, 2007.

A durable, worldwide economic expansion helped foreign equity markets deliver solid returns and outperform domestic stocks during the twelve-month period, despite increased volatility in the closing months of the period. Late in the fiscal year, weakness in U.S. housing led to rapidly deteriorating conditions in the subprime mortgage market, raising anxieties in global equity and credit markets. These concerns prompted the U.S. Federal Reserve Board and other major central banks to intervene and inject additional liquidity into the capital markets. While these steps over the period’s final three months restored some measure of confidence, equity investors continued to watch warily for signs of economic weakness.

Foreign fixed income investments produced more modest, but still positive, returns, despite the widening influence on the credit markets from the problems in the U.S. housing and mortgage markets. The latter half of the period witnessed a general flight to quality in bond markets as investors sought out the highest quality securities, especially U.S. Treasuries and other sovereign debt. The U.S. dollar weakened against major foreign currencies, adding to the returns realized by U.S. investors in foreign markets.

Most foreign economies continued to surge ahead throughout the twelve-month period, propelled by explosive growth in China, India and other emerging markets, improving prospects in Europe and steady growth in the U.S. Among

1

LETTER TO SHAREHOLDERS continued

the major industrialized nations, only Japan’s economy exhibited any signs of sluggishness. Despite the problems in housing and subprime mortgages, the domestic economy also maintained its growth trajectory. Solid increases in exports and in business investment helped offset declining residential values. At the same time, steadily rising employment levels and moderately improving wages increased prospects that healthy consumer spending patterns would be sustained. Substantially exceeding expectations, U.S. Gross Domestic Product grew at an annual rate of 4.9% in the third quarter of 2007, significantly higher than the brisk 3.8% rate of the previous quarter. However, some signs of emerging economic weakness began to appear. Operating earnings of companies in the S&P 500 Index declined in the third quarter, principally because of dramatic write-downs taken by major corporations, predominately in the financials sector. Moreover, surging prices for oil, gold and most commodities, combined with the declining U.S. dollar, suggested some increased potential for rising inflation.

During the twelve-month period, the management teams for Evergreen’s global and international funds each focused on specific areas in global capital markets. Managers of Evergreen Global Large Cap Equity Fund and Evergreen Global Opportunities Fund, for example, looked at opportunities in both domestic and foreign stock markets. Evergreen Global Large Cap Equity Fund emphasized larger corporations, while Evergreen Global Opportunities Fund concentrated on mid cap and small cap growth stocks. In contrast, the team managing Evergreen International Equity Fund concentrated on foreign large cap equities, with some exposure to mid cap and emerging market stocks. Meanwhile, managers of Evergreen

2

LETTER TO SHAREHOLDERS continued

Emerging Markets Growth Fund focused exclusively on developing economies, while the team supervising Evergreen Precious Metals Fund concentrated on gold-mining stocks and other precious metals-related equities. At the same time, the London-based management team of Evergreen International Bond Fund invested in foreign fixed income markets, based on the analysis of economic fundamentals, interest-rate expectations and currency movements throughout the globe.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the National Association of Securities Dealers (NASD).

3

FUND AT A GLANCE

as of October 31, 2007

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager:

• Francis X. Claro, CFA†

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2007.

The Equity style box placement is based on geographic locale, 10 growth and valuation measures for each fund holding, and the median size of the companies in which the fund invests.

†Effective July 31, 2007, Mr. Claro replaced Gilman C. Gunn and assumed day-to-day management responsibility of the Fund.

PERFORMANCE AND RETURNS

Portfolio inception date: 9/6/1979

	Class A	Class B	Class C	Class I	Class R
Class inception date	1/20/1998	9/6/1979	3/6/1998	3/9/1998	10/10/2003

Nasdaq symbol	EKZAX	EKZBX	EKZCX	EKZYX	EKZRX

Average annual return*

1-year with sales charge	21.32%	22.77%	26.76%	N/A	N/A

1-year w/o sales charge	28.72%	27.77%	27.76%	29.09%	28.40%

5-year	20.40%	20.76%	20.94%	22.20%	21.40%

10-year	9.81%	9.72%	9.71%	10.74%	9.92%

Maximum sales charge	5.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.847.5397 for the most recent month-end performance information for Class R. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Historical performance shown for Classes A, C, I and R prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A, I and R have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A, 0.50% for Class R and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, I and R would have been higher.

The advisor is reimbursing a portion of the 12b-1 fee for Class A. Had the fee not been reimbursed, returns for Class A would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen International Equity Fund Class A shares versus a similar investment in the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free) and the Consumer Price Index (CPI).

The MSCI EAFE Free is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 28.72% for the twelve-month period ended October 31, 2007, excluding any applicable sales charges. During the same period, the MSCI EAFE Free returned 24.91% .

The fund’s objective is to seek long-term capital growth and secondarily, modest income.

In a year of significant volatility, international equity markets proved more resilient than their domestic U.S. counterparts. Despite the twin setbacks of April and July, the former as a result of measures introduced in China to curb some market excesses and the latter as a direct result of subprime mortgage market woes in the United States, international equity markets proved robust and rewarded investors with substantial double-digit returns.

Investment process

Changes were made to the portfolio during the fiscal year, reflecting in part the weaker outlook for some sectors, particularly Financials, while at the same time reassigning assets to sectors such as Industrials, Utilities and Consumer Discretionary, that, in our opinion, had a better relative outlook for individual securities and industries.

At the beginning of the fiscal year and prior to the beginning of the fall out from the subprime problems, we were underweight in Financials. As the problems became more apparent, we continued to lighten our exposure to the sector. Over the year as a whole, we eliminated a range of positions, including HSBC Holdings in the U.K., Ireland’s Anglo Irish Bank and Irish Life and Permanent, real estate companies IVG Immobilien in Germany and British Land in the U.K., and a number of smaller financial holdings in Japan and some emerging markets. Reductions were made in a variety of major banks, the largest of which were Deutsche Bank, BNP Paribas and ING Groep in continental Europe. We also eliminated our holding in ABN Amro, which was acquired by a consortium led by Barclay’s close to year-end. Among the increased positions in Industrials were a number of global leaders including BAE Systems in the U.K., France’s Alstom, Schneider Electric and Germany’s Siemens. Each of these companies benefited during the period from increased demand for their

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) to certain mutual fund wrap program clients of Wachovia Securities and of third-party broker/dealers when purchased through a clearing relationship with Wachovia Securities or an affiliate providing mutual fund clearing services, (3) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (4) to certain institutional investors, and (5) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of October 31, 2007, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY continued

respective diverse product ranges. Within Utilities we sought greater diversification by increasing our stake in the German power company RWE and adding six new names, the largest of which was Gaz de France. Within Consumer Discretionary, we broadened the exposure somewhat. New names Nokian Renkaat, the Finnish manufacturer of winter tires, and Canada’s Yellow Pages, together with increases in adidas AG (the German sports apparel leader) and the French tire manufacturer Michelin more than offset the elimination of a number of smaller holdings, including Japan’s Sharp and the U.K.’s Next, and other reductions such as Toyota in Japan.

In sectors with minor overall changes, Consumer Staples saw the addition of the U.K.’s Unilever, which offset the reduction of Switzerland’s Nestle, while Finland’s Nokia was added in Information Technology. By the end of the fiscal year, the portfolio’s significant underweight position in Financials relative to the benchmark was balanced by overweight exposures to Consumer Staples, Information Technology and Telecommunication Services. The geographic mix of the portfolio at the end of the fiscal year reflected the impact of these changes, with Europe increasing at the expense of Japan and the U.K. Relative to the index, we remained overweight in Europe and Emerging Markets balanced against underweight position in Japan, the U.K. and the developed Asia ex-Japan countries. Cash levels remained low at year-end.

Contributors to performance

In a year of strong absolute returns the majority of the fund’s outperformance was attributed to stock selection, with some sectors making significant contributions.

Telecommunication Services led the way with Spain’s Telefonica, one of the fund’s 10 largest holdings during the year. The company’s stock overcame some negative market reaction to its stake in Telecom Italia to rise strongly on the backs of its industry-leading growth projections in Europe, high-growth Latin America telecom investments, and its focus on returning cash to shareholders, including a 15% increase in its dividend this year. China Unicom, the Hong Kong-based mobile telecommunication service provider, performed well based on the high growth of its wireless subscribers in China and the benefits that may accrue to it from the Chinese government’s expected plans to restructure the telecom industry.

Industrials contained the fund’s top contributor over the year with French equipment company Alstom, which gained over 150% in the period. This strength combined well with a large overweight position in the stock. Alstom has a leading global share of systems for power generation plants and railroad/mass transit systems. Both businesses appear well-positioned to benefit from the need for new infrastructure investment in emerging markets, and from the demand for new or refurbished power plants in developed countries. It also announced strong earnings results and an optimistic outlook. The same combination of stock appreciation and an overweight position applied in Information Technology, with the winner here being Japan’s Nintendo. Nintendo’s rise was based on the performance of its Wii gaming console and

6

PORTFOLIO MANAGER COMMENTARY continued

the DLite household gaming product. With Wii, Nintendo disrupted the gaming market through the introduction of an innovative product that broadened the industry’s audience by bringing in non-traditional gamers.

In Consumer Staples, Dutch brewer Heineken reported very good volume growth, almost double the guidance level, mostly attributable to growth in central and eastern Europe. The company is ahead of its targets in its cost reduction program. Within Materials, there were some meaningful contributions from the large weight in Brazil’s high returning Companhia Vale do Rio Doce (CVRD), the world’s leading iron ore producer, and from the small weight in Evraz, the Russian steel producer that returned over 200% over the year.

Our underweight position in Health Care, the weakest performing sector in the period, also proved positive.

From a regional perspective, the contributors were broadly based with the benefits of our underweight position in Japan, by far the weakest region in the year, complementing our overweight exposures and outperformance in both Europe and emerging markets.

Detractors from Performance

Utilities, Materials and Financials were the negatives in the year. Underweight positions in both Utilities and Materials hurt the portfolio.

In the case of Utilities, some individual holdings, particularly the two Japanese companies Tokyo Gas and Tokyo Electric Power, also dampened performance. Tokyo Gas suffered from increases in its procurement costs, while Tokyo Electric’s production was disrupted when it was forced to shut down some of its nuclear generation capacity in the aftermath of Japan’s earthquake. This forced the company to substitute higher priced power sources.

A modest underweight position and underperformance in Materials also detracted from results. This is a widely diverse sector covering companies involved in areas as diverse as commodity exploration and production as well as construction and specialty chemical industries. We captured some of the gains across many of these industries, but the absence of and underweight position in particular holdings proved damaging. In addition, Tokuyama, a Japanese chemicals company, was an underperformer, which combined negatively with the impact of our overweight position in the stock. While it is a large manufacturer of polysilicon, a necessary ingredient in solar panels that has been and may continue to be in short supply, the company’s more traditional chemical business was adversely affected by higher input costs.

While some of the moves we made in Financials helped relative performance, the impact of some overweight exposures earlier in the year proved negative. One example of this is Orix, the Japanese consumer finance company, which we reduced in the later stages of the year.

Regionally, Asia ex-Japan was the largest detractor from performance, where an underweighted Australia, one of the year’s

7

PORTFOLIO MANAGER COMMENTARY continued

stronger performing markets, more than offset positive contributions from the region’s Singapore and Hong Kong markets. During a year of substantial returns from the international equity markets, the fund’s cash levels, although averaging a modest 1.5%, also proved negative relative to the benchmark.

Outlook

In the third quarter of 2007, global equity markets felt the severe effects of a credit crunch that originated with problems in the subprime loan and asset-backed security markets. Financial stocks were particularly affected, but the impacts rippled through the overall market. In addition, weak U.S. reports on employment and housing raised fears that the subprime problems would slow the domestic economy. In response, the U.S. Federal Reserve Board and other central banks relaxed monetary policy and injected more liquidity into the markets. We currently believe this market environment will likely persist for a while. We expect that merger-and-acquisition activity will continue to be slow, and recovery will be gradual. In addition, companies with dependence on capital will be at a disadvantage to corporations with abundant cash available to expand market share. At present, we anticipate that expansion in developed economies may slow somewhat, particularly in the United States and Europe.

We intend to remain vigilant in assessing the impact of a slowdown on the companies in the portfolio, and we are increasingly inclined towards companies that have more certain or visible growth prospects. Fortunately, we believe valuations at the end of this fiscal year are not excessive, assuming we are not heading into a prolonged or deep recession. We now believe that when the market turbulence passes, we will see the emergence of compelling values in international equity markets.

This commentary reflects the views and opinions of the Fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Fund’s trading intent.

You should carefully consider the Fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397. Please read the prospectus carefully before investing.

8

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

The example illustrates your fund’s costs in two ways:

  Actual expenses
  The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
  Hypothetical example for comparison purposes
  The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	5/1/2007	10/31/2007	Period*

Actual
Class A	$ 1,000.00	$ 1,127.43	$ 4.83
Class B	$ 1,000.00	$ 1,123.06	$ 8.72
Class C	$ 1,000.00	$ 1,123.18	$ 8.72
Class I	$ 1,000.00	$ 1,128.83	$ 3.38
Class R	$ 1,000.00	$ 1,125.56	$ 6.05
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,020.67	$ 4.58
Class B	$ 1,000.00	$ 1,016.99	$ 8.29
Class C	$ 1,000.00	$ 1,016.99	$ 8.29
Class I	$ 1,000.00	$ 1,022.03	$ 3.21
Class R	$ 1,000.00	$ 1,019.51	$ 5.75

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.90% for Class A, 1.63% for Class B, 1.63% for Class C, 0.63% for Class I and 1.13% for Class R), multiplied by the average account value over the period, multiplied by 184 / 365 days.

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS A	2007	2006	2005	2004	2003

Net asset value, beginning of period	$11.15	$ 9.65	$ 8.15	$ 7.06	$ 5.89

Income from investment operations
Net investment income (loss)	0.17	0.23[1]	0.10	0.05[1]	0.08[1]
Net realized and unrealized gains or losses on investments	2.73	1.93	1.50	1.11	1.14
Total from investment operations	2.90	2.16	1.60	1.16	1.22

Distributions to shareholders from
Net investment income	(0.31)	(0.24)	(0.10)	(0.07)	(0.05)
Net realized gains	(1.00)	(0.42)	0	0	0

Total distributions to shareholders	(1.31)	(0.66)	(0.10)	(0.07)	(0.05)

Net asset value, end of period	$12.74	$11.15	$ 9.65	$ 8.15	$ 7.06

Total return[2]	28.72%	23.46%	19.83%	16.60%	20.89%

Ratios and supplemental data
Net assets, end of period (millions)	$ 768	$ 615	$ 476	$ 285	$ 178
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.95%	1.02%	1.03%	1.07%	1.13%
Expenses excluding waivers/reimbursements and expense reductions	0.97%	1.02%	1.03%	1.07%	1.13%
Net investment income (loss)	1.71%	2.23%	1.48%	0.68%	1.26%
Portfolio turnover rate	42%	80%	58%	72%	141%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS B	2007	2006	2005	2004	2003

Net asset value, beginning of period	$10.82	$ 9.38	$ 7.93	$ 6.88	$ 5.74

Income from investment operations
Net investment income (loss)	0.11[1]	0.16[1]	0.07	0[1]	0.02[1]
Net realized and unrealized gains or losses on investments	2.62	1.87	1.44	1.08	1.12

Total from investment operations	2.73	2.03	1.51	1.08	1.14

Distributions to shareholders from
Net investment income	(0.23)	(0.17)	(0.06)	(0.03)	0
Net realized gains	(1.00)	(0.42)	0	0	0

Total distributions to shareholders	(1.23)	(0.59)	(0.06)	(0.03)	0

Net asset value, end of period	$12.32	$10.82	$ 9.38	$ 7.93	$ 6.88

Total return[2]	27.77%	22.57%	19.05%	15.82%	19.86%

Ratios and supplemental data
Net assets, end of period (millions)	$ 70	$ 70	$ 57	$ 47	$ 38
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.67%	1.72%	1.73%	1.77%	1.85%
Expenses excluding waivers/reimbursements and expense reductions	1.67%	1.72%	1.73%	1.77%	1.85%
Net investment income (loss)	0.98%	1.54%	0.80%	(0.04%)	0.37%
Portfolio turnover rate	42%	80%	58%	72%	141%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS C	2007	2006	2005	2004	2003

Net asset value, beginning of period	$10.82	$ 9.39	$ 7.94	$ 6.88	$ 5.74

Income from investment operations
Net investment income (loss)	0.11[1]	0.16[1]	0.07	0[1]	0.03[1]
Net realized and unrealized gains or losses on investments	2.62	1.86	1.43	1.09	1.11

Total from investment operations	2.73	2.02	1.50	1.09	1.14

Distributions to shareholders from
Net investment income	(0.24)	(0.17)	(0.05)	(0.03)	0
Net realized gains	(1.00)	(0.42)	0	0	0

Total distributions to shareholders	(1.24)	(0.59)	(0.05)	(0.03)	0

Net asset value, end of period	$12.31	$10.82	$ 9.39	$ 7.94	$ 6.88

Total return[2]	27.76%	22.50%	19.00%	15.92%	19.86%

Ratios and supplemental data
Net assets, end of period (millions)	$ 118	$ 99	$ 74	$ 58	$ 52
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.67%	1.72%	1.73%	1.77%	1.85%
Expenses excluding waivers/reimbursements and expense reductions	1.67%	1.72%	1.73%	1.77%	1.85%
Net investment income (loss)	0.98%	1.55%	0.77%	(0.05%)	0.44%
Portfolio turnover rate	42%	80%	58%	72%	141%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS I	2007	2006	2005	2004	2003

Net asset value, beginning of period	$11.26	$ 9.74	$ 8.21	$ 7.11	$ 5.93

Income from investment operations
Net investment income (loss)	0.23	0.26	0.16[1]	0.07[1]	0.09[1]
Net realized and unrealized gains or losses on investments	2.73	1.94	1.49	1.13	1.15

Total from investment operations	2.96	2.20	1.65	1.20	1.24

Distributions to shareholders from
Net investment income	(0.34)	(0.26)	(0.12)	(0.10)	(0.06)
Net realized gains	(1.00)	(0.42)	0	0	0

Total distributions to shareholders	(1.34)	(0.68)	(0.12)	(0.10)	(0.06)

Net asset value, end of period	$12.88	$11.26	$ 9.74	$ 8.21	$ 7.11

Total return	29.09%	23.77%	20.29%	16.98%	21.19%

Ratios and supplemental data
Net assets, end of period (millions)	$2,519	$2,403	$2,006	$1,559	$1,173
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.67%	0.72%	0.73%	0.77%	0.84%
Expenses excluding waivers/reimbursements and expense reductions	0.67%	0.72%	0.73%	0.77%	0.84%
Net investment income (loss)	1.99%	2.52%	1.78%	0.96%	1.40%
Portfolio turnover rate	42%	80%	58%	72%	141%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS R	2007	2006	2005	2004	2003[1]

Net asset value, beginning of period	$11.02	$ 9.57	$ 8.00	$ 6.88	$6.97

Income from investment operations
Net investment income (loss)	0.15	0.21[2]	0.11[2]	0.01	0[2]
Net realized and unrealized gains or losses on investments	2.68	1.90	1.46	1.11	(0.09)

Total from investment operations	2.83	2.11	1.57	1.12	(0.09)

Distributions to shareholders from
Net investment income	(0.30)	(0.24)	0	0	0
Net realized gains	(1.00)	(0.42)	0	0	0

Total distributions to shareholders	(1.30)	(0.66)	0	0	0

Net asset value, end of period	$12.55	$11.02	$ 9.57	$ 8.00	$6.88

Total return	28.40%	23.16%	19.63%	16.28%	(1.29%)

Ratios and supplemental data
Net assets, end of period (thousands)	$9,107	$4,694	$1,958	$ 434	$ 1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.16%	1.22%	1.23%	1.28%	0.95%[3]
Expenses excluding waivers/reimbursements and expense reductions	1.16%	1.22%	1.23%	1.28%	0.95%[3]
Net investment income (loss)	1.49%	2.02%	1.21%	0.89%	(1.83%)[3]
Portfolio turnover rate	42%	80%	58%	72%	141%

1 For the period from October 10, 2003 (commencement of class operations), to October 31, 2003.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Annualized

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS

October 31, 2007

	Country	Shares	Value

COMMON STOCKS 95.4%
CONSUMER DISCRETIONARY 10.2%
Auto Components 1.2%
Compagnie Generale des Etablissements Michelin, Class B (p)	France	191,753	$ 25,763,757
Nokian Renkaat Oyj	Finland	430,714	16,249,546

			42,013,303

Automobiles 0.9%
Toyota Motor Corp	Japan	546,500	31,266,240

Hotels, Restaurants & Leisure 0.8%
Sodexho Alliance SA (p)	France	375,266	27,209,289

Household Durables 0.9%
Koninklijke Philips Electronics NV	Netherlands	634,652	26,314,965
Sony Corp	Japan	126,800	6,273,950

			32,588,915

Media 2.2%
Lagardere Groupe	France	95,762	8,103,686
Television Broadcasts, Ltd	Hong Kong	2,074,000	13,436,139
Toho Co., Ltd. *	Japan	472,600	9,450,160
Vivendi SA (p)	France	1,034,472	46,642,064

			77,632,049

Specialty Retail 0.9%
Inditex SA (p)	Spain	262,931	19,622,923
Yamada Denki Co., Ltd. (p)	Japan	98,800	10,184,267

			29,807,190

Textiles, Apparel & Luxury Goods 3.3%
adidas AG	Germany	1,282,148	85,654,062
Christian Dior SA (p)	France	113,228	15,430,289
Geox SpA	Italy	575,371	13,782,380

			114,866,731

CONSUMER STAPLES 11.8%
Beverages 4.4%
Diageo plc	United Kingdom	2,275,756	52,164,070
Foster’s Group, Ltd. (p)	Australia	1,313,829	7,801,585
Heineken NV (p)	Netherlands	915,278	64,095,982
Marston’s plc	United Kingdom	1,087,792	7,798,236
Scottish & Newcastle plc	United Kingdom	1,309,495	21,381,189

			153,241,062

Food & Staples Retailing 1.2%
Carrefour SA (p)	France	569,886	41,082,642

Food Products 3.8%
Chocoladefabriken Lindt & Sprungli AG	Switzerland	4,274	14,756,801
Lotte Confectionery Co., Ltd	South Korea	5,582	9,205,202

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Country	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Food Products continued
Nestle SA	Switzerland	139,702	$ 64,530,831
Unilever NV (p)	Netherlands	1,352,634	43,996,558

			132,489,392

Personal Products 0.3%
Shiseido Co., Ltd	Japan	457,000	11,032,672

Tobacco 2.1%
British American Tobacco plc	United Kingdom	1,120,089	42,682,071
Japan Tobacco, Inc	Japan	1,727	10,066,337
Swedish Match AB	Sweden	867,945	19,399,529

			72,147,937

ENERGY 6.7%
Oil, Gas & Consumable Fuels 6.7%
BP plc	United Kingdom	3,868,526	50,293,251
ENI SpA (p)	Italy	990,743	36,156,957
OAO LUKOIL, ADR	Russia	23,347	2,136,786
OAO LUKOIL, ADR	Russia	153,793	14,075,586
PTT Public Co	Thailand	2,135,000	26,385,170
Royal Dutch Shell plc, Class A (p)	United Kingdom	428,835	18,762,319
Statoil ASA	Norway	1,384,600	46,730,016
Total SA (p)	France	477,799	38,508,746

			233,048,831

FINANCIALS 17.1%
Capital Markets 1.0%
Deutsche Bank AG	Germany	83,002	11,104,898
UBS AG	Switzerland	437,179	23,446,457

			34,551,355

Commercial Banks 6.5%
Alpha Bank SA	Greece	320,400	11,863,382
Anglo Irish Bank Corp. plc	Ireland	183,754	3,098,703
Banco Santander Central Hispano SA (p)	Spain	1,118,398	24,412,954
Bank of Yokohama, Ltd	Japan	2,505,000	17,706,961
BNP Paribas SA (p)	France	309,268	34,211,590
DBS Group Holdings, Ltd	Singapore	752,000	11,733,604
Greek Postal Savings Bank SA	Greece	645,467	13,211,303
HSBC Holdings plc - Hong Kong Exchange (p)	United Kingdom	511,111	10,077,533
Intesa Sanpaolo SpA *	Italy	2,144,448	16,269,313
Lloyds TSB Group plc	United Kingdom	1,798,734	20,462,643
National Australia Bank, Ltd. (p)	Australia	409,484	16,479,515
National Bank of Greece SA	Greece	200,875	14,008,031
Royal Bank of Scotland Group plc	United Kingdom	553,381	5,969,701
Unicredito Italian SpA	Italy	3,088,344	26,520,293

			226,025,526

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Country	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Consumer Finance 0.8%
Orix Corp	Japan	128,920	$ 26,275,182

Diversified Financial Services 4.1%
Compagnie Nationale a Portefeuille (p)	Belgium	61,012	4,370,105
Criteria Caixa Corp. SA * (p)	Spain	1,699,102	12,879,508
Groupe Bruxelles Lambert SA	Belgium	242,135	31,052,214
Guoco Group, Ltd. +	Bermuda	1,449,000	22,232,022
Hellenic Exchanges SA	Greece	356,776	12,449,284
IFIL Investments SpA	Italy	2,016,053	23,055,946
ING Groep NV	Netherlands	473,770	21,354,687
Pargesa Holdings SA	Switzerland	140,229	16,001,766

			143,395,532

Insurance 3.1%
Allianz SE	Germany	68,454	15,422,395
Amlin plc	United Kingdom	1,090,913	7,312,659
AXA SA (p)	France	329,545	14,775,820
Catlin Group, Ltd	United Kingdom	774,289	8,103,564
CNP Assurances	France	186,575	23,800,199
Mitsui Sumitomo Insurance Co., Ltd	Japan	953,000	10,883,681
Sampo Oyj, Class A	Finland	287,900	9,039,063
Sony Financial Holdings, Inc. *	Japan	410	1,477,061
Swiss Reinsurance Co	Switzerland	176,804	16,637,360

			107,451,802

Real Estate Management & Development 1.6%
Chinese Estates Holdings, Ltd	Bermuda	5,808,000	11,712,739
Hysan Development Co., Ltd	Hong Kong	3,535,000	10,636,265
IRSA Inversiones y Representaciones SA, GDR *	Argentina	827,839	14,785,205
Patrizia Immobilien AG (p)	Germany	941,567	12,581,530
Shun Tak Holdings, Ltd. (p)	Hong Kong	4,950,000	7,774,284

			57,490,023

HEALTH CARE 4.7%
Health Care Equipment & Supplies 0.6%
Smith & Nephew plc	United Kingdom	1,718,497	23,262,410

Pharmaceuticals 4.1%
Eisai Co., Ltd	Japan	455,100	19,117,916
GlaxoSmithKline plc	United Kingdom	691,797	17,839,885
Novartis AG	Switzerland	635,824	33,849,202
Roche Holding AG	Switzerland	272,391	46,528,989
Teva Pharmaceutical Industries, Ltd., ADR (p)	Israel	562,392	24,750,872

			142,086,864

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Country	Shares	Value

COMMON STOCKS continued
INDUSTRIALS 13.3%
Aerospace & Defense 2.5%
BAE Systems plc	United Kingdom	6,528,709	$ 67,820,505
Thales SA (p)	France	280,772	17,515,951

			85,336,456

Building Products 1.2%
Assa Abloy AB, Class B	Sweden	445,600	9,362,943
Compagnie de Saint-Gobain SA (p)	France	290,964	31,393,603

			40,756,546

Construction & Engineering 0.9%
Bilfinger Berger AG (p)	Germany	239,122	21,384,970
Okumura Corp. (p)	Japan	1,920,000	10,163,384

			31,548,354

Electrical Equipment 3.9%
Alstom SA (p)	France	316,674	75,324,802
Mitsubishi Electric Corp	Japan	2,468,000	29,979,244
Schneider Electric SA (p)	France	234,029	32,290,142

			137,594,188

Industrial Conglomerates 3.0%
Keppel Corp., Ltd	Singapore	5,207,000	53,664,888
Siemens AG (p)	Germany	312,955	42,582,795
Smiths Group plc	United Kingdom	278,124	6,558,315

			102,805,998

Machinery 1.3%
Fanuc, Ltd	Japan	73,700	8,078,659
KCI Konecranes International Oyj	Finland	242,450	10,957,755
Komatsu, Ltd	Japan	397,000	13,319,138
THK Co., Ltd. (p)	Japan	562,600	12,391,786

			44,747,338

Transportation Infrastructure 0.5%
Macquarie Airports	Australia	2,513,292	10,263,457
Macquarie Infrastructure Group (p)	Australia	2,908,637	8,584,764

			18,848,221

INFORMATION TECHNOLOGY 8.3%
Communications Equipment 0.8%
Nokia Corp	Finland	695,742	27,595,980

Electronic Equipment & Instruments 0.7%
Ingenico SA (p)	France	284,327	9,324,155
Keyence Corp	Japan	59,200	13,652,568

			22,976,723

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Country	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Office Electronics 2.2%
Canon, Inc	Japan	1,041,500	$ 52,702,551
Neopost	France	221,800	25,736,010

			78,438,561

Semiconductors & Semiconductor Equipment 1.0%
ASML Holding NV	Netherlands	508,624	17,775,017
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	Taiwan	637,701	6,791,516
United Microelectronics Corp	Taiwan	17,240,228	11,444,713

			36,011,246

Software 3.6%
Nintendo Co., Ltd	Japan	134,600	84,945,177
SAP AG	Germany	506,754	27,450,124
Square Enix Co., Ltd	Japan	396,900	13,045,101

			125,440,402

MATERIALS 9.7%
Chemicals 4.6%
Akzo Nobel NV (p)	Netherlands	241,935	19,490,423
BASF AG	Germany	72,828	10,069,190
Bayer AG (p)	Germany	298,762	24,980,768
Hitachi Chemical Co., Ltd. (p)	Japan	279,600	6,832,841
Lonza Group AG	Switzerland	273,180	31,884,554
Rhodia SA * (p)	France	666,279	25,911,693
Tokuyama Corp. (p)	Japan	1,226,000	17,226,891
Toray Industries, Inc. (p)	Japan	1,595,000	12,310,174
Umicore SA	Belgium	42,023	10,497,274

			159,203,808

Construction Materials 0.8%
Cemex SA de CV, ADR (p)	Mexico	253,343	7,770,030
CRH plc - London Exchange	Ireland	263,152	10,105,014
Imerys (p)	France	108,141	10,519,134

			28,394,178

Containers & Packaging 0.3%
Rexam plc	United Kingdom	964,048	10,905,598

Metals & Mining 4.0%
BHP Billiton plc	United Kingdom	1,107,358	42,237,243
Companhia Vale do Rio Doce, ADR	Brazil	953,959	35,945,175
Evraz Group SA, GDR	Luxembourg	186,836	14,149,763
Rio Tinto plc	United Kingdom	510,416	47,775,021

			140,107,202

See Notes to Financial Statements

19

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Country	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES 9.4%
Diversified Telecommunication Services 5.3%
Chunghwa Telecom Co., Ltd	Taiwan	9,234,500	$ 17,856,589
France Telecom	France	400,882	14,808,054
Koninklijke KPN NV	Netherlands	784,628	14,814,349
Telefonica SA (p)	Spain	3,384,093	111,897,747
Telenor ASA	Norway	1,046,800	24,615,551

			183,992,290

Wireless Telecommunication Services 4.1%
Bouygues SA (p)	France	235,808	22,701,582
China Unicom, Ltd	Hong Kong	19,092,000	46,399,601
Sistema JSFC, GDR *	Russia	349,845	14,019,927
Tim Participacoes SA, ADS (p)	Brazil	173,931	8,070,398
Vodafone Group plc	United Kingdom	13,102,799	51,673,753

			142,865,261

UTILITIES 4.2%
Electric Utilities 1.3%
British Energy Group plc	United Kingdom	1,479,445	16,471,523
E.ON AG	Germany	45,599	8,903,827
Electricite de France	France	43,859	5,268,431
Fortum Oyj	Finland	324,600	14,089,315

			44,733,096

Gas Utilities 1.1%
Gaz de France (p)	France	319,528	18,170,557
Tokyo Gas Co., Ltd	Japan	4,487,000	20,084,249

			38,254,806

Multi-Utilities 1.8%
National Grid plc	United Kingdom	409,848	6,845,846
RWE AG (p)	Germany	354,448	48,415,031
United Utilities plc	United Kingdom	526,554	8,006,442

			63,267,319

Total Common Stocks (cost $2,260,535,719)			3,322,788,518

PREFERRED STOCKS 2.8%
CONSUMER DISCRETIONARY 0.5%
Automobiles 0.5%
Dr. Ing. h.c. F. Porsche AG, Var. Rate Pfd. (p)	Germany	6,023	16,076,697

FINANCIALS 0.4%
Diversified Financial Services 0.4%
Istituto Finanziario Industriale SpA, Var. Rate Pfd	Italy	382,340	15,951,691

See Notes to Financial Statements

20

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Country	Shares	Value

PREFERRED STOCKS continued
HEALTH CARE 1.4%
Health Care Equipment & Supplies 1.4%
Fresenius AG, Var. Rate Pfd	Germany	628,916	$ 49,857,836

INFORMATION TECHNOLOGY 0.5%
Semiconductors & Semiconductor Equipment 0.5%
Samsung Electronics Co., Ltd., Var. Rate Pfd	South Korea	34,239	16,449,032

Total Preferred Stocks (cost $59,441,812)			98,335,256

RIGHTS 0.0%
INDUSTRIALS 0.0%
Industrial Conglomerates 0.0%
GP Bruxelles Lambert * (cost $0)	Belgium	22,012	637

OTHER 1.1%
Yellow Pages Income Fund (cost $28,723,294)	Canada	2,538,575	38,214,246

INVESTMENTS OF CASH COLLATERAL FROM
SECURITIES LOANED 12.8%
MUTUAL FUND SHARES 12.8%
Navigator Prime Portfolio, 5.03% § (cost $446,992,883)	United States	446,992,883	446,992,883

SHORT-TERM INVESTMENTS 0.5%
MUTUAL FUND SHARES 0.5%
Evergreen Institutional U.S. Government Money Market Fund,
Class I, 4.60% q ø (cost $17,636,149)	United States	17,636,149	17,636,149

Total Investments (cost $2,813,329,857) 112.6%			3,923,967,689
Other Assets and Liabilities (12.6%)			(439,382,470)

Net Assets 100.0%			$ 3,484,585,219

(p)	All or a portion of this security is on loan.
*	Non-income producing security
+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
§	Rate shown is the 1-day annualized yield at period end.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt
ADS	American Depository Shares
GDR	Global Depository Receipt

See Notes to Financial Statements

21

SCHEDULE OF INVESTMENTS continued

October 31, 2007

The following table shows the percent of long-term investments by geographic location as of October 31, 2007:

France	16.3%
United Kingdom	15.7%
Japan	13.0%
Germany	10.8%
Switzerland	7.2%
Netherlands	6.0%
Spain	4.9%
Italy	3.8%
Hong Kong	2.3%
Finland	2.3%
Norway	2.1%
Singapore	1.9%
Greece	1.5%
Belgium	1.3%
Brazil	1.3%
Australia	1.2%
Canada	1.1%
Taiwan	1.0%
Bermuda	1.0%
Russia	0.9%
Sweden	0.8%
Thailand	0.8%
South Korea	0.7%
Israel	0.7%
Argentina	0.4%
Luxembourg	0.4%
Ireland	0.4%
Mexico	0.2%

100.0%

The following table shows the percent of total long-term investments by sector as of October 31, 2007:

Financials	17.7%
Industrials	13.3%
Consumer Staples	11.9%
Consumer Discretionary	11.9%
Materials	9.8%
Telecommunication Services	9.4%
Information Technology	8.9%
Energy	6.7%
Health Care	6.2%
Utilities	4.2%

100.0%

See Notes to Financial Statements

22

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

Assets
Investments in securities, at value (cost $2,795,693,708) including $429,469,022 of
securities loaned	$ 3,906,331,540
Investments in affiliated money market fund, at value (cost $17,636,149)	17,636,149

Total investments	3,923,967,689
Cash	111,554
Foreign currency, at value (cost $11,940,692)	12,203,309
Receivable for Fund shares sold	1,538,831
Dividends receivable	5,159,053
Receivable for securities lending income	135,872
Prepaid expenses and other assets	33,292

Total assets	3,943,149,600

Liabilities
Payable for Fund shares redeemed	11,178,150
Payable for securities on loan	446,992,883
Advisory fee payable	23,063
Due to other related parties	10,717
Accrued expenses and other liabilities	359,568

Total liabilities	458,564,381

Net assets	$ 3,484,585,219

Net assets represented by
Paid-in capital	$ 2,022,452,253
Undistributed net investment income	81,939,948
Accumulated net realized gains on investments	269,189,382
Net unrealized gains on investments	1,111,003,636

Total net assets	$ 3,484,585,219

Net assets consists of
Class A	$ 768,386,407
Class B	70,187,471
Class C	117,642,791
Class I	2,519,261,372
Class R	9,107,178

Total net assets	$ 3,484,585,219

Shares outstanding (unlimited number of shares authorized)
Class A	60,312,750
Class B	5,695,946
Class C	9,553,105
Class I	195,634,964
Class R	725,501

Net asset value per share
Class A	$ 12.74
Class A—Offering price (based on sales charge of 5.75%)	$ 13.52
Class B	$ 12.32
Class C	$ 12.31
Class I	$ 12.88
Class R	$ 12.55

See Notes to Financial Statements

23

STATEMENT OF OPERATIONS

Year Ended October 31, 2007

Investment income
Dividends (net of foreign withholding taxes of $8,522,518)	$ 85,146,989
Income from affiliate	1,523,007
Securities lending	183,693

Total investment income	86,853,689

Expenses
Advisory fee	12,893,093
Distribution Plan expenses
Class A	2,063,130
Class B	701,573
Class C	1,085,064
Class R	34,166
Administrative services fee	3,256,909
Transfer agent fees	2,059,908
Trustees’ fees and expenses	72,326
Printing and postage expenses	168,810
Custodian and accounting fees	3,058,418

Registration and filing fees	128,731
Professional fees	112,077
Interest expense	12,793
Other	68,897

Total expenses	25,715,895
Less: Expense reductions	(92,803)
Expense reimbursements	(129,590)

Net expenses	25,493,502

Net investment income	61,360,187

Net realized and unrealized gains or losses on investments
Net realized gains on:
Securities	367,045,319
Foreign currency related transactions	2,484,402

Net realized gains on investments	369,529,721
Net change in unrealized gains or losses on investments	403,139,692

Net realized and unrealized gains or losses on investments	772,669,413

Net increase in net assets resulting from operations	$ 834,029,600

See Notes to Financial Statements

24

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2007		2006

Operations
Net investment income		$ 61,360,187	$ 72,093,465
Net realized gains on investments		369,529,721		316,736,830
Net change in unrealized gains or
losses on investments		403,139,692		224,088,846

Net increase in net assets resulting
from operations		834,029,600		612,919,141

Distributions to shareholders from
Net investment income
Class A		(18,670,017)		(12,205,448)
Class B		(1,563,093)		(1,047,577)
Class C		(2,374,896)		(1,415,391)
Class I		(75,157,310)		(55,567,967)
Class R		(169,251)		(74,956)
Net realized gains
Class A		(55,646,332)		(20,561,606)
Class B		(6,294,981)		(2,535,693)
Class C		(9,216,224)		(3,312,929)
Class I		(209,982,825)		(86,093,616)
Class R		(513,255)		(123,844)

Total distributions to shareholders		(379,588,184)		(182,939,027)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	16,012,626	179,368,097	20,251,712	210,467,794
Class B	1,248,853	13,441,736	2,125,474	21,410,921
Class C	1,400,633	15,082,813	2,628,147	26,583,665
Class I	26,965,101	303,853,187	33,052,437	346,817,677
Class R	470,947	5,233,223	360,176	3,675,024

		516,979,056		608,955,081

Net asset value of shares issued in
reinvestment of distributions
Class A	6,233,055	66,115,005	3,012,476	29,119,859
Class B	587,291	6,036,254	279,669	2,629,257
Class C	877,563	9,019,468	398,220	3,746,545
Class I	14,470,935	155,035,983	7,431,464	72,459,813
Class R	26,405	276,460	9,184	87,998

		236,483,170		108,043,472

Automatic conversion of Class B
shares to Class A shares
Class A	502,791	5,594,240	396,907	4,103,947
Class B	(518,261)	(5,594,240)	(407,864)	(4,103,947)

		0		0

Payment for shares redeemed
Class A	(17,626,182)	(198,350,369)	(17,731,095)	(184,561,244)
Class B	(2,056,837)	(22,612,011)	(1,621,538)	(16,454,509)
Class C	(1,909,812)	(20,868,268)	(1,692,896)	(17,132,111)
Class I	(59,254,247)	(671,404,426)	(33,027,412)	(349,126,962)
Class R	(197,680)	(2,173,165)	(148,582)	(1,507,000)

		(915,408,239)		(568,781,826)

See Notes to Financial Statements

25

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended October 31,

	2007	2006

Capital share transactions
continued
Net increase (decrease) in net assets
resulting from capital share
transactions	$ (161,946,013)	$ 148,216,727

Total increase in net assets	292,495,403	578,196,841
Net assets
Beginning of period	3,192,089,816	2,613,892,975

End of period	$3,484,585,219	$3,192,089,816

Undistributed net investment income	$ 81,939,948	$ 97,961,744

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen International Equity Fund (the “Fund”) is a diversified series of Evergreen International Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I and Class R shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Prior to April 1, 2007, the 1.00% contingent deferred sales charge was applicable for redemptions made within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee. Effective April 2, 2007, the Fund no longer charges shareholders a redemption fee on assets redeemed or exchanged within 90 days of the date of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

27

NOTES TO FINANCIAL STATEMENTS continued

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

28

NOTES TO FINANCIAL STATEMENTS continued

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, passive foreign investment companies and dividends paid through share redemptions. During the year ended October 31, 2007, the following amounts were reclassified:

Paid-in capital	$ 43,028,899
Undistributed net investment income	20,552,584
Accumulated net realized gains on investments	(63,581,483)

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.66% and declining to 0.36% as the aggregate average daily net assets of the Fund and its variable annuity counterpart, Evergreen VA International Equity Fund, increase. For the year ended October 31, 2007, the advisory fee was equivalent to 0.39% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended October 31, 2007, EIMC voluntarily reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $129,590.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

29

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares, 0.50% of the average daily net assets for Class R shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended October 31, 2007, EIS received $44,494 from the sale of Class A shares and $18, $111,622 and $7,437 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $1,377,054,984 and $1,865,498,448, respectively, for the year ended October 31, 2007.

During the year ended October 31, 2007, the Fund loaned securities to certain brokers. At October 31, 2007, the value of securities on loan and the total value of collateral received for securities loaned amounted to $429,469,022 and $446,992,883, respectively.

On October 31, 2007, the aggregate cost of securities for federal income tax purposes was $2,858,463,269. The gross unrealized appreciation and depreciation on securities based on tax cost was $1,112,182,253 and $46,677,833, respectively, with a net unrealized appreciation of $1,065,504,420.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended October 31, 2007, the Fund did not participate in the interfund lending program.

30

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed
	Long-term		Temporary
Undistributed	Capital	Unrealized	Book/Tax
Ordinary Income	Gain	Appreciation	Differences

$ 82,039,715	$ 314,322,794	$1,065,870,224	$ (99,767)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and passive foreign investment companies. Additionally, short-term capital gains are considered ordinary income for income tax purposes. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended October 31,

	2007	2006

Ordinary Income	$ 153,137,104	$ 70,311,339
Long-term Capital Gain	226,451,080	112,627,688

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% .

During the year ended October 31, 2007 the Fund had average borrowings outstanding of $218,676 at an average rate of 5.85% and paid interest of $12,793.

31

NOTES TO FINANCIAL STATEMENTS continued

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (“FINRA”)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

The Trust, on behalf of the Fund, has been named as a defendant in a legal action arising from business activities for which no amount has yet been claimed. Although the amount of any ultimate liability with respect to this matter cannot be determined at this time, in EIMC’s opinion, any such liability will not have a material effect on the Fund’s financial position or results of operations.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

32

NOTES TO FINANCIAL STATEMENTS continued

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 is not expected to have a material impact on the Fund’s financial statements. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

13. SUBSEQUENT DISTRIBUTIONS

On December 4, 2007, the Fund declared distributions from long-term capital gains to shareholders of record on December 3, 2007. The per share amounts payable on December 5, 2007 were as follows:

Long-term
Capital
Gains

Class A	$ 1.1654
Class B	1.1654
Class C	1.1654
Class I	1.1654
Class R	1.1654

These distributions are not reflected in the accompanying financial statements.

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen International Equity Fund, a series of the Evergreen International Trust, as of October 31, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen International Equity Fund as of October 31, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 27, 2007

34

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $226,451,080 for the fiscal year ended October 31, 2007.

With respect to dividends paid from investment company taxable income during the fiscal year ended October 31, 2007, the Fund designates 76.13% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2007 year-end tax information will be reported on your 2007 Form 1099-DIV, which shall be provided to you in early 2008.

Pursuant to Section 871 of the Internal Revenue Code, $29,931,398 has been designated as Qualified Short-Term Gains for purposes of exempting withholding of tax on distributions to U.S. nonresident shareholders.

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended October 31, 2007, the total amount of foreign taxes expected to be passed through to shareholders was $8,368,627 on foreign source income of $93,314,060. Complete information regarding the Fund’s foreign tax credit pass through to shareholders for 2007 will be reported in conjunction with Form 1099-DIV.

35

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen International Equity Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic

36

ADDITIONAL INFORMATION (unaudited) continued

planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed

37

ADDITIONAL INFORMATION (unaudited) continued

the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were

38

ADDITIONAL INFORMATION (unaudited) continued

appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Certain Fund-specific considerations. The Trustees noted that, for the one-year period ended December 31, 2006, the Fund’s Class B shares (the Fund’s oldest share class) had underperformed the Fund’s benchmark index, the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index, and a majority of the funds against which the Trustees compared the Fund’s performance. The Trustees noted that for the three- and five-year periods ended December 31, 2006, the Fund’s Class B shares had underperformed the Fund’s benchmark index and performed in the third quintile of funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the ten-year period ended December 31, 2006, the Fund’s Class B shares had outperformed the Fund’s benchmark index and a majority of the funds against which the Trustees compared the Fund’s performance.

The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by most of the other funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

The Trustees considered information regarding the rates at which other clients pay advisory fees to EIMC or its affiliates for advisory services that are comparable to the advisory services they provide to the Fund. Fees charged by EIMC to those other clients were generally lower than those charged to the Fund. EIMC explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and its affiliates from

39

ADDITIONAL INFORMATION (unaudited) continued

managing public mutual funds than in managing private accounts. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, and concluded that the performance of those accounts did not reflect any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

40

This page left intentionally blank

41

This page left intentionally blank

42

This page left intentionally blank

43

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
(communications)
Other directorships: None

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

44

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS

Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Kasey Phillips[4]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.; Former Vice
Treasurer	President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen
DOB: 12/12/1970	Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin4, [5]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee oversees 91 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 Mr. Guerin’s information is as of June 14, 2007, the effective date of his approval by the Board of Trustees as Chief Compliance Officer of the Evergreen funds.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

45

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

- **Leadership**—With more than $285 billion in assets as of September 30, 2007, Evergreen Investments has the scale and resources to help investors and financial professionals succeed.
- **Excellence**—Our investments are built for long-term performance, through strategies designed in an effort to outperform their benchmarks and peers over a full market cycle.
- **Experience**—Our investment teams operate independently, performing their own original research, across a full range of investment disciplines.
- **Commitment**—We are dedicated to working with financial professionals, crafting innovative solutions that meet your needs and translate into successful investor-advisor partnerships.

Visit us online at **EvergreenInvestments.com**

FOR MORE INFORMATION

Evergreen Express Line 800.346.3858

Evergreen Investor Services 800.343.2898

MUTUAL FUND
SERVICE AWARD
2006

For the eighth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. For 2006, Evergreen was ranked fifth overall out of 37 participating companies.

564345 rv5 12/2007

Evergreen Investments™
MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

564345 rv5 12/2007

Evergreen Intrinsic World Equity Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
7	ABOUT YOUR FUND’S EXPENSES
8	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENTS OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
29	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
30	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2007

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Intrinsic World Equity Fund for the twelve-month period ended October 31, 2007.

A durable, worldwide economic expansion helped foreign equity markets deliver solid returns and outperform domestic stocks during the twelve-month period, despite increased volatility in the closing months of the period. Late in the fiscal year, weakness in U.S. housing led to rapidly deteriorating conditions in the subprime mortgage market, raising anxieties in global equity and credit markets. These concerns prompted the U.S. Federal Reserve Board and other major central banks to intervene and inject additional liquidity into the capital markets. While these steps over the period’s final three months restored some measure of confidence, equity investors continued to watch warily for signs of economic weakness.

Foreign fixed income investments produced more modest, but still positive, returns, despite the widening influence on the credit markets from the problems in the U.S. housing and mortgage markets. The latter half of the period witnessed a general flight to quality in bond markets as investors sought out the highest quality securities, especially U.S. Treasuries and other sovereign debt. The U.S. dollar weakened against major foreign currencies, adding to the returns realized by U.S. investors in foreign markets.

Most foreign economies continued to surge ahead throughout the twelve-month period, propelled by explosive growth in China, India and other emerging markets, improving prospects in Europe and steady growth in the U.S. Among

1

LETTER TO SHAREHOLDERS continued

the major industrialized nations, only Japan’s economy exhibited any signs of sluggishness. Despite the problems in housing and subprime mortgages, the domestic economy also maintained its growth trajectory. Solid increases in exports and in business investment helped offset declining residential values. At the same time, steadily rising employment levels and moderately improving wages increased prospects that healthy consumer spending patterns would be sustained. Substantially exceeding expectations, U.S. Gross Domestic Product grew at an annual rate of 4.9% in the third quarter of 2007, significantly higher than the brisk 3.8% rate of the previous quarter. However, some signs of emerging economic weakness began to appear. Operating earnings of companies in the S&P 500 Index declined in the third quarter, principally because of dramatic write-downs taken by major corporations, predominately in the financials sector. Moreover, surging prices for oil, gold and most commodities, combined with the declining U.S. dollar, suggested some increased potential for rising inflation.

During the twelve-month period, the management teams for Evergreen’s global and international funds each focused on specific areas in global capital markets. Managers of Evergreen Global Large Cap Equity Fund and Evergreen Global Opportunities Fund, for example, looked at opportunities in both domestic and foreign stock markets. Evergreen Global Large Cap Equity Fund emphasized larger corporations, while Evergreen Global Opportunities Fund concentrated on mid cap and small cap growth stocks. The team supervising Evergreen Intrinsic World Equity Fund also invested in

2

LETTER TO SHAREHOLDERS continued

domestic and foreign stocks, looking for companies with catalysts that portfolio managers believed could lead to improved performance over a three-to-five-year horizon. At the same time, the team managing Evergreen International Equity Fund concentrated on foreign large cap equities, with some exposure to mid cap and emerging market stocks. Meanwhile, managers of Evergreen Emerging Markets Growth Fund focused exclusively on developing economies, while the team supervising Evergreen Precious Metals Fund concentrated on gold-mining stocks and other precious metals-related equities. At the same time, the London-based management team of Evergreen International Bond Fund invested in foreign fixed income markets, based on the analysis of economic fundamentals, interest-rate expectations and currency movements throughout the globe.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the National Association of Securities Dealers (NASD).

3

FUND AT A GLANCE

as of October 31, 2007

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Sub-Advisor:

• Metropolitan West Capital Management, LLC

Portfolio Managers:

• Howard Gleicher, CFA

• David M. Graham

•Gary W. Lisenbee

• Jeffrey Peck

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2007.

The Equity style box placement is based on geographic locale, 10 growth and valuation measures for each fund holding, and the median size of the companies in which the fund invests.

Performance for the Fund prior to May 21, 2007, is the performance of Atlas Global Growth Fund, the Fund’s predecessor. The performance information has not been adjusted to reflect the actual operating expenses of the Fund’s various share classes. The predecessor fund was not advised by the Fund’s Investment Advisor or Sub-Advisor and its investment policies differed from the Fund’s investment policies.

PERFORMANCE AND RETURNS

Portfolio inception date: 4/30/1996

	Class A	Class B	Class C	Class I
Class inception date	4/30/1996	5/18/2007	5/18/2007	5/18/2007

Nasdaq symbol	EWEAX	EWEBX	EWECX	EWEIX

10-month return with sales charge	4.09%	5.56%	9.16%	N/A

10-month return w/o sales charge	10.42%	10.10%	10.07%	10.54%

Average annual return*

1-year with sales charge	9.42%	11.12%	14.78%	N/A

1-year w/o sales charge	16.08%	15.75%	15.71%	16.21%

5-year	17.35%	18.48%	18.67%	18.78%

10-year	11.43%	12.05%	12.05%	12.10%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and I prior their inception is based on the performance of Class A. Historical performance for Class A prior to 5/21/2007 is based on the performance of the fund’s predecessor fund, Atlas Global Growth Fund. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and fund’s predecessor fund and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Intrinsic World Equity Fund Class A shares versus a similar investment in the Morgan Stanley Capital International World Index (MSCI World) and the Consumer Price Index (CPI).

The MSCI World is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 10.42% for the ten-month period ended October 31, 2007, excluding any applicable sales charges. During the same period, the MSCI World returned 15.17% .

The fund’s objective is to seek long-term capital growth.

Global stock markets produced strong results for the period, albeit with some increased volatility in the closing months. During the final quarter of 2006 and the first quarter of 2007, gains in international equity were broad based across different countries and sectors. In the first quarter of 2007, for example, only Ireland among developed markets in the MSCI World Index posted a negative return, while nine of the ten economic sectors produced positive returns, with only Information Technology declining modestly. Optimism permeated the global equity markets during the second quarter of 2007 and developed equity markets enjoyed sizeable advances. In the MSCI World Index, only the market in Japan declined. Beginning in the second half of 2007, signs emerged of a global credit crunch set in motion by a weakening housing market both in the U.S. and abroad. In August, central banks in Europe and the U.S. responded by increasing liquidity in the system and lowering the discount rate. This aggressive policy was reinforced as the U.S. Federal Reserve lowered the federal funds rate in both September and October. For the fiscal year, Japan was one of the worst-performing markets, based on MSCI index data. Top performers included Finland, Hong Kong, and Australia.

New investments were made in a number of companies, including Eli Lilly and Company (Lilly) and TOTO, Ltd. Each of the companies in the fund must possess positive

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) to certain mutual fund wrap program clients of Wachovia Securities and of third-party broker/dealers when purchased through a clearing relationship with Wachovia Securities or an affiliate providing mutual fund clearing services, (3) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (4) to certain institutional investors, and (5) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

All data is as of October 31, 2007, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY continued

catalysts that the team believes will lead to a narrowing of the valuation gap over the three-to five-year investment horizon. Before making a new investment, the investment team considers a number of quality metrics in their evaluation of a business, including: market share, profit margins, free cash flow, sustainability of business, profitability in downturns, diversity of revenue and debt levels. In the case of Lilly, management’s high commitment to research and development has allowed it to develop a strong portfolio of products in neuroscience and diabetes care. The company has maintained a conservative balance sheet with high cash balances and has generated net profit margins in excess of 20%. TOTO is the industry leader of plumbing-related products in Japan and is most recognized for its luxurious toilets. While most of its revenues come from Japan, the company has production in 10 countries and continues to expand abroad.

Security selection by country was strong in the U.S., the U.K and the Netherlands. Contributors to performance included Japan’s Komatsu, Ltd. and Apple, Inc. The second-largest construction and mining equipment manufacturer in the world, Komatsu has benefited from years of restructuring and expansion in China’s infrastructure. These key elements have led to increasing profits and the investment team’s conviction in Komatsu remains strong. Apple, meanwhile, has been showing strength across all divisions. New products, including the redesigned line of iPods as well as the iPhone, have been bringing in new customers, while the company has been gaining computer market share in North America.

By country, stock selection in Japan, Canada and Sweden held back relative performance. Warner Music Group Corp. and AEON Co. were among the detractors from performance. Warner Music Group Corp. continues to be affected by declining physical music sales (CDs), which have not yet been offset by increases in the sale of music in digital format. The company remains committed to positioning itself as the strongest player in digital music delivery. AEON, meanwhile, is one of Japan’s largest retailers and also is majority owner for the U.S.-based Talbots. Despite AEON’s longer-term record of high operating margins, investors more recently have become preoccupied with lower-than-expected revenues. However, our equity analysts believe AEON’s quality of assets, efficient merchandising, highly recognized brands and well-diversified revenues put the company in an exceptional position to capitalize on the resurgence of the Japanese economy.

6

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The actual expense Example for Class B, Class C and Class I is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 21, 2007 (commencement of class operations) to October 31, 2007. The actual expense Example for Class A is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007. The hypothetical expense Example for each class is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending
	Beginning	Account	Expenses
	Account	Value	Paid During
	Value	10/31/2007	Period

Actual
Class A	$ 1,000.00	$ 1,046.07	$6.55*
Class B	$ 1,000.00	$ 1,043.02	$9.57**
Class C	$ 1,000.00	$ 1,042.66	$9.52**
Class I	$ 1,000.00	$ 1,047.20	$4.89**
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,018.80	$6.46*
Class B	$ 1,000.00	$ 1,014.82	$ 10.46*
Class C	$ 1,000.00	$ 1,014.87	$ 10.41*
Class I	$ 1,000.00	$ 1,019.91	$5.35*

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.27% for Class A, 2.06% for Class B, 2.05% for Class C and 1.05% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

** For Class B, Class C and Class I shares of the Fund, expenses are equal to the annualized expense ratio of each class (2.06% for Class B, 2.05% for Class C and 1.05% for Class I), multiplied by the average account value over the period since each class’ commencement of 7 operations (May 18, 2007), multiplied by 166 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended	Year Ended December 31,
	October 31,
CLASS A	2007[1,2]	2006[2]	2005[2]	2004[2]	2003[2]	2002[2]

Net asset value, beginning of period	$ 26.61	$ 23.65	$ 21.02	$17.89	$ 12.75	$ 16.52

Income from investment operations
Net investment income (loss)	0.17[3]	0.17[3]	0.09[3]	0.04[3]	0.01[3]	0[3]
Net realized and unrealized gains or losses on investments	2.29	3.62	2.65	3.14	5.13	(3.77)

Total from investment operations	2.46	3.79	2.74	3.18	5.14	(3.77)

Distributions to shareholders from
Net investment income	0	(0.16)	(0.11)	(0.05)	0	0
Net realized gains	(4.84)	(0.67)	0	0	0	0

Total distributions to shareholders	(4.84)	(0.83)	(0.11)	(0.05)	0	0

Net asset value, end of period	$ 24.23	$ 26.61	$ 23.65	$21.02	$ 17.89	$ 12.75

Total return[4]	10.42%	16.02%	13.02%	17.79%	40.31%	(22.82%)

Ratios and supplemental data
Net assets, end of period (thousands)	$279,146	$457,035	$321,219	$242,402	$159,443	$88,842
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	1.24%[5]	1.29%	1.31%	1.35%	1.54%	1.48%
Expenses excluding waivers/reimbursements
and expense reductions	1.24%[5]	1.29%	1.31%	1.35%	1.54%	1.48%
Net investment income (loss)	0.78%[5]	0.66%	0.43%	0.22%	0.06%	(0.03%)
Portfolio turnover rate	66%	21%	28%	20%	38%	39%

1 For the ten months ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31, effective October 31, 2007.

2 On May 21, 2007, the Fund acquired the net assets of Atlas Global Growth Fund (“Atlas Fund”). Atlas Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to May 21, 2007 are those of Atlas Fund.

3 Net investment income (loss) per share is based on average shares outstanding during the period.

4 Excluding applicable sales charges

5 Annualized

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

Year Ended
October 31,
CLASS B	2007[1]

Net asset value, beginning of period	$28.59

Income from investment operations
Net investment income (loss)	(0.11)[2]
Net realized and unrealized gains or losses on investments	0.51

Total from investment operations	0.40

Distributions to shareholders from
Net realized gains	(4.84)

Net asset value, end of period	$24.15

Total return[3]	2.48%

Ratios and supplemental data
Net assets, end of period (thousands)	$ 60
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.06%[4]
Expenses excluding waivers/reimbursements and expense reductions	2.06%[4]
Net investment income (loss)	(0.94%)[4]
Portfolio turnover rate	66%

1 For the period from May 21, 2007 (commencement of class operations), to October 31, 2007.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Excluding applicable sales charges

4 Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

Year Ended
October 31,
CLASS C	2007[1]

Net asset value, beginning of period	$28.59

Income from investment operations
Net investment income (loss)	(0.10)[2]
Net realized and unrealized gains or losses on investments	0.49

Total from investment operations	0.39

Distributions to shareholders from
Net realized gains	(4.84)

Net asset value, end of period	$24.14

Total return[3]	2.44%

Ratios and supplemental data
Net assets, end of period (thousands)	$ 14
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.05%[4]
Expenses excluding waivers/reimbursements and expense reductions	2.05%[4]
Net investment income (loss)	(0.92%)[4]
Portfolio turnover rate	66%

1 For the period from May 21, 2007 (commencement of class operations), to October 31, 2007.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Excluding applicable sales charges

4 Annualized

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

Year Ended
October 31,
CLASS I	2007[1]

Net asset value, beginning of period	$28.59

Income from investment operations
Net investment income (loss)	0.01
Net realized and unrealized gains or losses on investments	0.50

Total from investment operations	0.51

Distributions to shareholders from
Net realized gains	(4.84)

Net asset value, end of period	$24.26

Total return	2.89%

Ratios and supplemental data
Net assets, end of period (thousands)	$71,656
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.05%[2]
Expenses excluding waivers/reimbursements and expense reductions	1.05%[2]
Net investment income (loss)	0.12%[2]
Portfolio turnover rate	66%

1 For the period from May 21, 2007 (commencement of class operations), to October 31, 2007.

2 Annualized

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS

October 31, 2007

	Country	Shares	Value

COMMON STOCKS 99.7%
CONSUMER DISCRETIONARY 11.7%
Hotels, Restaurants & Leisure 1.0%
Carnival Corp. (p)	Panama	70,000	$3,358,600

Household Durables 1.5%
NVR, Inc. * (p)	United States	6,100	2,902,074
Sony Corp. (p)	Japan	50,000	2,473,955

			5,376,029

Media 5.1%
Grupo Televisa SA de CV, ADR	Mexico	122,728	3,049,791
Lions Gate Entertainment Corp. * (p)	Canada	549,000	5,874,300
Singapore Press Holdings, Ltd.	Singapore	290,000	922,541
Time Warner, Inc.	United States	290,000	5,295,400
Warner Music Group Corp. (p)	United States	275,000	2,799,500

			17,941,532

Multi-line Retail 1.2%
Marui Group Co., Ltd.	Japan	385,000	4,001,071

Specialty Retail 2.9%
H&M Hennes & Mauritz AB, Class B	Sweden	153,400	10,206,036

CONSUMER STAPLES 11.2%
Beverages 2.3%
Diageo plc	United Kingdom	179,698	4,118,974
Fomento Economico Mexicano SA de CV (p)	Mexico	732,400	2,562,855
Grupo Modelo SA de CV, Ser. C	Mexico	357,000	1,660,861

			8,342,690

Food & Staples Retailing 1.2%
Tesco plc	United Kingdom	410,000	4,170,075

Food Products 5.6%
Bunge, Ltd. (p)	Bermuda	80,000	9,215,200
Cadbury Schweppes plc	United Kingdom	320,000	4,244,809
Unilever NV	Netherlands	190,000	6,167,400

			19,627,409

Household Products 2.1%
Kao Corp.	Japan	194,000	5,572,944
Reckitt Benckiser Group plc	United Kingdom	30,000	1,743,003

			7,315,947

ENERGY 7.6%
Energy Equipment & Services 3.4%
Transocean, Inc. *	Cayman Islands	71,500	8,534,955
Weatherford International, Ltd. *	Bermuda	56,000	3,634,960

			12,169,915

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Country	Shares	Value

COMMON STOCKS continued
ENERGY continued
Oil, Gas & Consumable Fuels 4.2%
BP plc, ADR	United Kingdom	40,000	$3,119,600
Chevron Corp.	United States	30,000	2,745,300
Royal Dutch Shell plc (p)	United Kingdom	146,175	6,390,224
Total SA (p)	France	30,000	2,417,884

			14,673,008

FINANCIALS 22.6%
Capital Markets 2.5%
Credit Suisse Group	Switzerland	42,000	2,833,431
Morgan Stanley	United States	58,500	3,934,710
Northern Trust Corp. (p)	United States	25,000	1,880,250

			8,648,391

Commercial Banks 13.6%
77 Bank, Ltd.	Japan	878,000	5,938,352
Chinatrust Financial Holding Co., Ltd. *	Taiwan	5,890,000	4,355,629
Deutsche Postbank AG	Germany	71,000	5,196,779
HSBC Holdings plc – Hong Kong Exchange (p)	United Kingdom	200,000	3,943,383
M&T Bank Corp.	United States	56,000	5,570,880
Mizuho Financial Group, Inc. (p)	Japan	800	4,502,669
Royal Bank of Scotland Group plc	United Kingdom	276,779	2,985,805
Societe Generale	France	12,167	2,048,267
Standard Chartered plc	United Kingdom	201,532	7,854,076
Unicredito Italian SpA	Italy	625,000	5,367,013

			47,762,853

Consumer Finance 1.4%
Orix Corp. (p)	Japan	13,000	2,649,530
Orix Corp., ADR *	Japan	21,100	2,178,575

			4,828,105

Diversified Financial Services 0.6%
JPMorgan Chase & Co.	United States	44,111	2,073,217

Insurance 4.5%
AFLAC, Inc.	United States	62,000	3,892,360
American International Group, Inc.	United States	32,700	2,064,024
Cathay Financial Holding Co., Ltd.	Taiwan	1,745,000	4,573,798
Everest Re Group, Ltd.	Bermuda	11,000	1,171,940
Prudential plc	United Kingdom	257,372	4,201,917

			15,904,039

HEALTH CARE 7.7%
Health Care Equipment & Supplies 2.0%
Baxter International, Inc.	United States	95,000	5,700,950
Smith & Nephew plc	United Kingdom	100,000	1,353,649

			7,054,599

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Country	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Pharmaceuticals 5.7%
AstraZeneca plc, ADR (p)	United Kingdom	58,000	$2,847,800
Eli Lilly & Co.	United States	70,000	3,790,500
Novartis AG	Switzerland	65,612	3,492,969
Novo Nordisk AS	Denmark	13,800	1,716,167
Sanofi-Aventis SA (p)	France	70,000	6,150,578
Shionogi & Co., Ltd.	Japan	110,000	1,878,641

			19,876,655

INDUSTRIALS 13.7%
Aerospace & Defense 5.4%
Boeing Co.	United States	33,100	3,263,329
European Aeronautic Defence & Space Co., NV (p)	Netherlands	128,520	4,372,333
Finmeccanica SpA (p)	Italy	154,000	4,589,124
Lockheed Martin Corp.	United States	19,500	2,145,780
Northrop Grumman Corp.	United States	29,500	2,466,790
Raytheon Co.	United States	32,500	2,067,325

			18,904,681

Airlines 1.4%
AMR Corp. * (p)	United States	212,000	5,088,000

Building Products 1.3%
Toto, Ltd. (p)	Japan	654,000	4,739,535

Electrical Equipment 0.6%
Emerson Electric Co.	United States	37,100	1,939,217

Industrial Conglomerates 3.1%
3M Co.	United States	41,000	3,540,760
Siemens AG	Germany	54,000	7,347,609

			10,888,369

Machinery 1.9%
Komatsu, Ltd.	Japan	197,000	6,609,245

INFORMATION TECHNOLOGY 13.9%
Communications Equipment 2.4%
Alcatel-Lucent	France	189,000	1,831,410
Corning, Inc.	United States	41,000	995,070
Ericsson, Ser. B	Sweden	1,900,200	5,691,190

			8,517,670

Computers & Peripherals 2.3%
Apple, Inc. *	United States	43,000	8,167,850

Electronic Equipment & Instruments 0.9%
Murata Manufacturing Co., Ltd.	Japan	50,700	3,077,354

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Country	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductors & Semiconductor Equipment 3.2%
Samsung Electronics Co., Ltd.	South Korea	4,412	$2,739,574
Samsung Electronics Co., Ltd., GDR	South Korea	9,000	2,759,436
Texas Instruments, Inc. (p)	United States	177,000	5,770,200

			11,269,210

Software 5.1%
Adobe Systems, Inc. *	United States	18,000	862,200
Microsoft Corp.	United States	110,000	4,049,100
Nintendo Co., Ltd.	Japan	7,900	4,985,638
Oracle Corp. *	United States	166,000	3,680,220
SAP AG	Germany	75,273	4,077,428

			17,654,586

MATERIALS 2.4%
Chemicals 2.4%
Syngenta AG	Switzerland	4,000	965,129
Toray Industries, Inc. (p)	Japan	951,000	7,339,796

			8,304,925

TELECOMMUNICATION SERVICES 7.0%
Diversified Telecommunication Services 1.6%
Deutsche Telekom AG	Germany	281,000	5,761,925

Wireless Telecommunication Services 5.4%
KDDI Corp.	Japan	631	4,783,764
SK Telecom Co., Ltd., ADR *	South Korea	55,000	1,694,550
Vodafone Group plc	United Kingdom	3,160,709	12,464,947

			18,943,261

UTILITIES 1.9%
Electric Utilities 1.9%
Enersis SA (p)	Chile	335,700	6,653,574

Total Common Stocks (cost $279,524,204)			349,849,573

INVESTMENTS OF CASH COLLATERAL FROM
SECURITIES LOANED 18.5%
MUTUAL FUND SHARES 18.5%
Navigator Prime Portfolio, 5.03% § (cost $64,852,703)	United States	64,852,703	64,852,703

SHORT-TERM INVESTMENTS 0.3%
MUTUAL FUND SHARES 0.3%
Evergreen Institutional Money Market Fund, Class I, 5.03% q ø
(cost $1,159,751)	United States	1,159,751	1,159,751

Total Investments (cost $345,536,658) 118.5%			415,862,027
Other Assets and Liabilities (18.5%)			(64,986,034)

Net Assets 100.0%			$350,875,993

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

October 31, 2007

(p)	All or a portion of this security is on loan.
*	Non-income producing security
§	Rate shown is the 1-day annualized yield at period end.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt
GDR	Global Depository Receipt

The following table shows the percent of total long-term investments by geographic location as of October 31, 2007:

United States	24.8%
Japan	17.3%
United Kingdom	16.9%
Germany	6.4%
Sweden	4.5%
Bermuda	4.0%
France	3.6%
Netherlands	3.0%
Italy	2.8%
Taiwan	2.6%
Cayman Islands	2.4%
Mexico	2.1%
South Korea	2.1%
Switzerland	2.1%
Chile	1.9%
Canada	1.7%
Panama	1.0%
Denmark	0.5%
Singapore	0.3%

100.0%

The following table shows the percent of total long-term investments by sector as of October 31, 2007:

Financials	22.5%
Information Technology	13.9%
Industrials	13.8%
Consumer Discretionary	11.7%
Consumer Staples	11.3%
Health Care	7.7%
Energy	7.7%
Telecommunication Services	7.1%
Materials	2.4%
Utilities	1.9%

100.0%

See Notes to Financial Statements

16

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

Assets
Investments in securities, at value (cost $344,376,907) including $65,221,961 of
securities loaned	$414,702,276
Investments in affiliated money market fund, at value (cost $1,159,751)	1,159,751

Total investments	415,862,027
Receivable for Fund shares sold	17,496
Dividends receivable	535,932
Receivable for securities lending income	19,864
Prepaid expenses and other assets	42,664

Total assets	416,477,983

Liabilities
Payable for Fund shares redeemed	668,392
Payable for securities on loan	64,852,703
Due to custodian bank, foreign currency, at value (cost $817)	922
Advisory fee payable	5,900
Distribution Plan expenses payable	1,894
Due to other related parties	6,256
Accrued expenses and other liabilities	65,923

Total liabilities	65,601,990

Net assets	$350,875,993

Net assets represented by
Paid-in capital	$263,725,541
Undistributed net investment income	2,084,961
Accumulated net realized gains on investments	14,731,470
Net unrealized gains on investments	70,334,021

Total net assets	$350,875,993

Net assets consists of
Class A	$279,146,378
Class B	59,807
Class C	13,714
Class I	71,656,094

Total net assets	$350,875,993

Shares outstanding (unlimited number of shares authorized)
Class A	11,520,608
Class B	2,476
Class C	568
Class I	2,953,522

Net asset value per share
Class A	$24.23
Class A — Offering price (based on sales charge of 5.75%)	$25.71
Class B	$24.15
Class C	$24.14
Class I	$24.26

See Notes to Financial Statements

17

STATEMENTS OF OPERATIONS

	Year Ended	Year Ended
	October 31,	December 31,
	2007 (a) (b) (c)	2006 (c)

Investment income
Dividends (net of foreign withholding taxes of $519,536 and $374,000,
respectively)	$ 6,297,802	$ 7,174,595
Income from affiliate	369,019	0
Interest	0	314,752
Securities lending	534	0

Total investment income	6,667,355	7,489,347

Expenses
Advisory fee	2,364,658	2,923,033
Distribution Plan expenses
Class A	781,408	957,678
Class B	135	0
Class C	19	0
Administrative services fee	168,641	0
Transfer agent fees	437,701	397,778
Trustees’ fees and expenses	14,362	25,903
Printing and postage expenses	53,244	84,009
Custodian and accounting fees	209,450	382,236
Registration and filing fees	89,960	69,951
Professional fees	62,181	80,947
Interest expense	797	0
Other	13,946	29,854

Total expenses	4,196,502	4,951,389
Less: Expense reductions	(7,607)	0

Net expenses	4,188,895	4,951,389

Net investment income	2,478,460	2,537,958

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	89,677,724	12,366,576
Foreign currency related transactions	(160,651)	(215,729)

Net realized gains on investments	89,517,073	12,150,847
Net change in unrealized gains or losses on investments	(51,784,631)	43,080,145

Net realized and unrealized gains or losses on investments	37,732,442	55,230,992

Net increase in net assets resulting from operations	$ 40,210,902	$ 57,768,950

(a) For the ten months ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31, effective October 31, 2007.

(b) For Classes B, C and I for the period from May 21, 2007 (commencement of class operations), to October 31, 2007.

(c) On May 21, 2007, the Fund acquired the net assets of Atlas Global Growth Fund (“Atlas Fund”) and Shareholders of Atlas Fund became Class A Shareholders of the Fund. Atlas Fund was the accounting and performance survivor in this transaction The information for the period prior to May 21, 2007, is that of Atlas Fund.

See Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended		Year Ended
	October 31, 2007 (a) (b) (c)		December 31, 2006 (c)

Operations
Net investment income		$2,478,460		$2,537,958
Net realized gains on investments		89,517,073		12,150,847
Net change in unrealized gains or losses
on investments		(51,784,631)		43,080,145

Net increase in net assets resulting from
operations		40,210,902		57,768,950

Distributions to shareholders from
Net investment income
Class A		0		(2,700,782)
Net realized gains
Class A		(49,446,403)		(11,092,431)
Class B		(5,938)		0
Class C		(508)		0
Class I		(12,429,122)		0

Total distributions to shareholders		(61,881,971)		(13,793,213)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	1,023,077	27,593,281	6,506,103	163,488,132
Class B	2,222	59,320	0	0
Class C	553	13,559	0	0
Class I	3,105,811	87,878,202	0	0

		115,544,362		163,488,132

Net asset value of shares issued in
reinvestment of distributions
Class A	2,134,890	48,590,366	511,505	13,653,702
Class B	254	5,769	0	0
Class C	15	339	0	0
Class I	511,135	11,643,646	0	0

		60,240,120		13,653,702

Payment for shares redeemed
Class A	(8,812,823)	(242,185,207)	(3,423,659)	(85,302,105)
Class I	(663,424)	(18,086,757)	0	0

		(260,271,964)		(85,302,105)

Net increase (decrease) in net assets
resulting from capital share
transactions		(84,487,482)		91,839,729

Total increase (decrease) in net assets		(106,158,551)		135,815,466
Net assets
Beginning of period		457,034,544		321,219,078

End of period	$ 350,875,993		$ 457,034,544

Undistributed (overdistributed) net
investment income		$2,084,961		$(577,255)

(a) For the ten months ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31, effective October 31, 2007.

(b) For Classes B, C and I, for the period from May 21, 2007 (commencement of class operations), to October 31, 2007.

(c) On May 21, 2007 the Fund acquired the net assets of Atlas Global Growth Fund (“Atlas Fund”) and Shareholders of Atlas Fund became Class A Shareholders of the Fund. Atlas Fund was the accounting and performance survivor in this transaction. The information for the periods prior to May 21, 2007 is that of Atlas Fund.

See Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended
	December 31, 2005 (a)

Operations
Net investment income		$1,143,440
Net realized gains on investments		15,526,055
Net change in unrealized gains or losses on investments		18,458,483

Net increase in net assets resulting from operations		35,127,978

Distributions to shareholders from
Net Investment Income
Class A		(1,442,884)

	Shares
Capital share transactions
Proceeds from shares sold
Class A	3,892,544	84,838,588

Net asset value of shares issued in reinvestment of distributions
Class A	59,938	1,425,152

Payment for shares redeemed
Class A	(1,934,266)	(41,131,821)

Net increase in net assets resulting from capital share transactions		45,131,919

Total increase in net assets		78,817,013
Net assets
Beginning of period		242,402,065

End of period		$321,219,078

Overdistributed net investment income		$(1,051,016)

(a) On May 21, 2007 the Fund acquired the net assets of Atlas Global Growth Fund (“Atlas Fund”) and Shareholders of Atlas Fund became Class A Shareholders of the Fund. Atlas Fund was the accounting and performance survivor in this transaction.
The information for the periods prior to May 21, 2007 is that of Atlas Fund.

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Intrinsic World Equity Fund (the “Fund”) is a diversified series of Evergreen International Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

On May 21, 2007, the net assets of Atlas Global Growth Fund (“Atlas Fund”), a series of Atlas Funds, were acquired by the Fund in an exchange for shares of the Fund. Shareholders of Atlas Fund received Class A shares of the Fund. As Atlas Fund contributed the majority of the net assets and shareholders to the Fund, the accounting and performance history of Atlas Fund has been carried forward.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

21

NOTES TO FINANCIAL STATEMENTS continued

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made

22

NOTES TO FINANCIAL STATEMENTS continued

aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, passive foreign investment companies and dividends paid through share redemptions. During the ten months ended October 31, 2007, the following amounts were reclassified:

Paid-in capital	$13,329,653
Undistributed net investment income	183,756
Accumulated net realized gains on investments	(13,513,409)

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.62% and declining to 0.45% as average daily net assets increase. For the period from May 21, 2007 to October 31, 2007, EIMC received $1,052,839 for its investment services. For the period from May 21, 2007 to October 31, 2007, the advisory fee was equivalent to 0.62% of the Fund’s average daily net assets.

Metropolitan West Capital Management, LLC (“MetWest”), an indirect subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

Prior to May 21, 2007, Atlas Advisers, Inc. served as investment advisor to Atlas Fund and was paid an annual fee starting at 0.80% and declining to 0.70% as average daily net assets increased. For the period from January 1, 2007 to May 18, 2007, Atlas Advisers, Inc. received $1,311,819 for its investment services, which was equivalent to 0.76% of the Fund’s average daily net assets.

23

NOTES TO FINANCIAL STATEMENTS continued

For the year ended December 31, 2006, Atlas Advisers, Inc. received $2,923,033 for its investment services, which was equivalent to 0.76% of Atlas Fund’s average daily net assets.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the period from May 21, 2007 to October 31, 2007, ESC received $291,168 for its transfer agent services.

Prior to May 21, 2007, PFPC served as transfer and dividend disbursing agent for Atlas Fund and was paid a fee based on the size, type and number of accounts and transactions made by Atlas Fund. For the period from January 1, 2007 to May 18, 2007, PFPC received $146,533 for its transfer agent services, which was equivalent to 0.09% of the Fund’s average daily net assets. For the year ended December 31, 2006, PFPC received $397,778 for its transfer agent services, which was equivalent to 0.10% of Atlas Fund’s average daily net assets.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares. For the period from May 21, 2007 to October 31, 2007, the Fund paid EIS $350,528, $135, and $19 for distribution fees related to Class A, Class B and Class C shares, respectively.

For the period from May 21, 2007 to October 31, 2007, EIS received $548 from the sale of Class A shares.

Prior to May 21, 2007 Atlas Securities, LLC acted as principal underwriter for shares of Atlas Fund and received distribution fees at an annual rate of 0.25% of the average daily net assets of Atlas Fund. For the period from January 1, 2007 to May 18, 2007, the Fund paid Atlas Securities, LLC $430,880 for distribution fees related to Class A shares. For the year ended December 31, 2006 Atlas Fund paid Atlas Securities, LLC $957,678 for distributions fees related to Class A shares.

24

NOTES TO FINANCIAL STATEMENTS continued

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were:

	Cost of Purchases	Proceeds from Sales

Year Ended October 31, 2007 (a)	$263,461,861	$ 401,902,607
Year Ended December 31, 2006	164,087,987	80,241,389

(a) For the ten months ended October 31, 2007. The Fund changed its fiscal year end from
December 31 to October 31, effective October 31, 2007.

During the ten months ended October 31, 2007, the Fund loaned securities to certain brokers. At October 31, 2007 , the value of securities on loan and the total value of collateral received for securities loaned amounted to $65,221,961 and $67,444,596, respectively. Of the total value of the collateral received for securities on loan, $2,591,893 represents the market value of U.S. government agency obligations received as non-cash collateral.

On October 31, 2007, the aggregate cost of securities for federal income tax purposes was $345,909,076. The gross unrealized appreciation and depreciation on securities based on tax cost was $83,584,026 and $13,631,075, respectively, with a net unrealized appreciation of $69,952,951.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the period from May 21, 2007 to October 31, 2007, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed
Undistributed	Long-term	Unrealized	Temporary Book/
Ordinary Income	Capital Gain	Appreciation	Tax Differences

$2,086,779	$15,103,888	$69,961,603	($1,818)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. Additionally, short-term capital gains are considered ordinary income for income tax purposes. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

25

NOTES TO FINANCIAL STATEMENTS continued

The tax character of distributions paid was as follows:

	Year Ended	Year Ended	Year Ended
	October 31,	December 31,	December 31,
	2007 (a)	2006	2005

Ordinary Income	$ 1,167,840	$ 2,700,782	$ 1,442,884
Long-term Capital Gain	60,714,131	11,092,431	0

(a) For the ten months ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31, effective October 31, 2007.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. Effective July 2, 2007, the Fund was eligible to participate in the $100 million credit facility. All of the participating funds are charged an annual commitment fee of 0.08% on the unused balance, which is allocated pro rata.

During the ten months ended October 31, 2007, the Fund had average borrowings outstanding of $14,412 (on an annualized basis) at an average rate of 5.53% and paid interest of $797.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities,

26

NOTES TO FINANCIAL STATEMENTS continued

LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (“FINRA”)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 is not expected to have a material impact on the Fund’s financial statements. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by

27

NOTES TO FINANCIAL STATEMENTS continued

existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Intrinsic World Equity Fund, a series of the Evergreen International Trust, as of October 31, 2007 and the related statements of operations, statements of changes in net assets and the financial highlights for the year ended December 31, 2006 and for the ten-month period from January 1, 2007 to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for each of the years in the four-year period ended December 31, 2005 were audited by other auditors whose report thereon, dated February 22, 2006, expressed an unquali-fied opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Intrinsic World Equity Fund as of October 31, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 27, 2007

29

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $60,714,131 for the fiscal year ended October 31, 2007.

With respect to dividends paid from investment company taxable income during the fiscal year ended October 31, 2007, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2007 year-end tax information will be reported on your 2007 Form 1099-DIV, which shall be provided to you in early 2008.

Pursuant to Section 871 of the Internal Revenue Code, $4,408,463 has been designated as Quali fied Short-Term Gains for purposes of exempting withholding of tax on distributions to U.S nonresident shareholders.

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended October 31, 2007, the total amount of foreign taxes expected to passed through to shareholders was $519,536 on foreign source income of $6,817,949. Complete information regarding the Fund’s foreign tax credit pass through to shareholders for 2007 will reported in conjunction with Form 1099-DIV.

30

This page left intentionally blank

31

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

32

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS

Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Kasey Phillips[4]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.; Former Vice
Treasurer	President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen
DOB: 12/12/1970	Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4,5]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee oversees 91 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 Mr. Guerin’s information is as of June 14, 2007, the effective date of his approval by the Board of Trustees as Chief Compliance Officer of the Evergreen funds.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

XXXXXX rv1     12/2007

Evergreen Emerging Markets Growth Fund

Evergreen

EMERGING MARKETS GROWTH FUND

Annual Report
as of October 31, 2007

Evergreen Investments
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
9	ABOUT YOUR FUND’S EXPENSES
10	FINANCIAL HIGHLIGHTS
14	SCHEDULE OF INVESTMENTS
22	STATEMENT OF ASSETS AND LIABILITIES
23	STATEMENT OF OPERATIONS
24	STATEMENTS OF CHANGES IN NET ASSETS
25	NOTES TO FINANCIAL STATEMENTS
33	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
34	ADDITIONAL INFORMATION
44	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2007

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Emerging Markets Growth Fund for the twelve-month period ended October 31, 2007.

A durable, worldwide economic expansion helped foreign equity markets deliver solid returns and outperform domestic stocks during the twelve-month period, despite increased volatility in the closing months of the period. Late in the fiscal year, weakness in U.S. housing led to rapidly deteriorating conditions in the subprime mortgage market, raising anxieties in global equity and credit markets. These concerns prompted the U.S. Federal Reserve Board and other major central banks to intervene and inject additional liquidity into the capital markets. While these steps over the period’s final three months restored some measure of confidence, equity investors continued to watch warily for signs of economic weakness.

Foreign fixed income investments produced more modest, but still positive, returns, despite the widening influence on the credit markets from the problems in the U.S. housing and mortgage markets. The latter half of the period witnessed a general flight to quality in bond markets as investors sought out the highest quality securities, especially U.S. Treasuries and other sovereign debt. The U.S. dollar weakened against major foreign currencies, adding to the returns realized by U.S. investors in foreign markets.

Most foreign economies continued to surge ahead throughout the twelve-month period, propelled by explosive growth in China, India and other emerging markets, improving prospects in Europe and steady growth in the U.S. Among

LETTER TO SHAREHOLDERS continued

the major industrialized nations, only Japan’s economy exhibited any signs of sluggishness. Despite the problems in housing and subprime mortgages, the domestic economy also maintained its growth trajectory. Solid increases in exports and in business investment helped offset declining residential values. At the same time, steadily rising employment levels and moderately improving wages increased prospects that healthy consumer spending patterns would be sustained. Substantially exceeding expectations, U.S. Gross Domestic Product grew at an annual rate of 4.9% in the third quarter of 2007, significantly higher than the brisk 3.8% rate of the previous quarter. However, some signs of emerging economic weakness began to appear. Operating earnings of companies in the S&P 500 Index declined in the third quarter, principally because of dramatic write-downs taken by major corporations, predominately in the financials sector. Moreover, surging prices for oil, gold and most commodities, combined with the declining U.S. dollar, suggested some increased potential for rising inflation.

During the twelve-month period, the management teams for Evergreen’s global and international funds each focused on specific areas in global capital markets. Managers of Evergreen Global Large Cap Equity Fund and Evergreen Global Opportunities Fund, for example, looked at opportunities in both domestic and foreign stock markets. Evergreen Global Large Cap Equity Fund emphasized larger corporations, while Evergreen Global Opportunities Fund concentrated on mid cap and small cap growth stocks. In contrast, the team managing Evergreen International Equity Fund concentrated on foreign large cap equities, with some exposure to mid cap and emerging market stocks. Meanwhile, managers of Evergreen

LETTER TO SHAREHOLDERS continued

Emerging Markets Growth Fund focused exclusively on developing economies, while the team supervising Evergreen Precious Metals Fund concentrated on gold-mining stocks and other precious metals-related equities. At the same time, the London-based management team of Evergreen International Bond Fund invested in foreign fixed income markets, based on the analysis of economic fundamentals, interest-rate expectations and currency movements throughout the globe.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the National Association of Securities Dealers (NASD).

FUND AT A GLANCE

as of October 31, 2007

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager:

• Jerry Zhang, PhD, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2007.

The Equity style box placement is based on geographic locale, 10 growth and valuation measures for each fund holding, and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 9/6/1994

	Class A	Class B	Class C	Class I
Class inception date	9/6/1994	9/6/1994	9/6/1994	9/6/1994

Nasdaq symbol	EMGAX	EMGBX	EMGCX	EMGYX

Average annual return*

1-year with sales charge	54.46%	57.68%	61.64%	N/A

1-year w/o sales charge	63.88%	62.68%	62.64%	64.23%

5-year	38.24%	38.84%	38.93%	40.29%

10-year	14.57%	14.39%	14.40%	15.60%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The advisor is reimbursing a portion of the 12b-1 fee for Class A. Had the fee not been reimbursed, returns for Class A would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Emerging Markets Growth Fund Class A shares versus a similar investment in the Morgan Stanley Capital International Emerging Markets Index (Gross) (MSCI EM(G)) and the Consumer Price Index (CPI).

The MSCI EM(G) is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 63.88% for the twelve-month period ended October 31, 2007, excluding any applicable sales charges. During the same period, the MSCI EM(G) returned 68.33% .

The fund’s objective is to seek to provide shareholders with long-term capital growth.

In a year of significant volatility, international equity markets proved more resilient than their domestic U.S. counterparts. Despite the twin setbacks of April and July, the former as a result of measures introduced in China to curb some market excesses and the latter as a direct result of subprime mortgage market woes in the United States, international equity markets proved robust and rewarded investors with double-digit returns.

Investment Process

Recognizing the very strong appreciation of individual markets and stocks within emerging markets over the last several years, our objective was to continue to participate in market strength while, at the same time, avoiding exposure to some of the extremes that had materialized.

Over the year in review, changes were made to the portfolio that reflected both our changing preferences for regions and sectors as well as the attractiveness of individual stocks. Overall sector rebalancing was modest, with the largest reduction in Financials, followed by Materials and Utilities. The largest increases were in Consumer Staples, Energy and Telecommunication Services. Viewed geographically, the scale of some changes appeared greater. In particular, we moved from an overweight position, relative to the benchmark, in Far Eastern markets at the start of the fiscal year, to underweight by fiscal year end. This underweight position, combined with a reduction in European exposure, resulted in increases within Latin America. The changes were achieved through a combination of new and eliminated holdings as well as increases and reductions in existing positions.

Our reduction in Financials reflected, in part, the difficulties in the global financial marketplace. Eliminations included Hungary’s OTP Bank, Russia’s VTB Bank and the Czech Republic’s Komercni Banka.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) to certain mutual fund wrap program clients of Wachovia Securities and of third-party broker/dealers when purchased through a clearing relationship with Wachovia Securities or an affiliate providing mutual fund clearing services, (3) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (4) to certain institutional investors, and (5) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of October 31, 2007, and subject to change.

PORTFOLIO MANAGER COMMENTARY continued

At the same time, we selectively added new names, including China CITIC Bank Holdings, and increased our weight in Turkiye IS Bankasi. This bank had underperformed many of its peers as local interest rates rose, beginning in mid-2006, due to its duration mismatch between loans and deposits. Nevertheless, we believed the bank had several potential structural triggers that might unlock value going forward as well as an inexpensive valuation. In Materials, we had a rotation of some assets in addition to net reduction of exposure. Reductions included Cemex in Mexico and Korean steel producer Posco. We also eliminated Aluminum Corp. of China and reduced some of our gold-related holdings, including Freeport-McMoRan, which was rumored to be the subject of a potential takeover. The most significant increase was our holding in Brazil’s Companhia Vale do Rio Doce (CVRD), the second largest iron ore producer in the world. Increases in Consumer Staples were wide ranging in both region and industry. New holdings included Thai Beverage and India’s Hindustan Lever, the country’s largest consumer products company. The company showed improving pricing power in the face of rising input costs, and was able to bring advertising and promotional expenses under control. In Telecommunication Services, we increased a variety of holdings including China Unicom, TIM Participacoes in Brazil and Russia’s Sistema. In Energy, we significantly increased our weights in some holdings throughout the year, including Sasol in South Africa, KazMunaiGas in Kazakhstan and Lukoil in Russia. We also initiated a new position in Cairn India, an independent exploration and production company. Other individual increases in holding size included China’s SINA, the country’s leading internet company, and India’s Tata Motors. Unified Energy Systems (UES) in Russia and Hyundai Motor Company in Korea were notable eliminations.

Contributors to Performance

In a year of strong absolute returns, the Information Technology, Consumer Staples and Energy sectors contributed the most. In Information Technology, an underweight position in what was one of the weaker sectors was complemented by strong outperformance from our holdings. China’s SINA, a holding which we increased significantly, performed very well during the period, as did Taiwan’s Avermedia Technologies. Via Technologies, another Taiwan holding, was also a strong contributor in the early part of the period. We had a modest average overweight position in Consumer Staples, and stock outperformance within this sector also helped results. Performance leaders included China’s Tsingtao Brewery, a beneficiary of rising income levels. In Energy, we also held a number of individual stocks with high returns during the period. These included Petroleo Brasileiro, China’s CNOOC, Reliance Industries in India and Thailand’s PTT Public Company. Individual stocks in other sectors that had a positive impact included Russia’s United Energy Systems, China’s Guangzhou Shipyard, and two strong performers in Telecommunication Services, China Unicom and India’s Reliance Communications. Both of these companies are major beneficiaries of the growing

PORTFOLIO MANAGER COMMENTARY continued

demand for mobile communications in emerging markets, particularly in the major population centers of China and India. Two other outstanding holdings (and the largest individual contributors in the year) were China Merchants Bank, the well-managed, retail-focused domestic bank, and CVRD, a beneficiary of its market-leading position in iron ore production and the expected sizeable price increase for the commodity in upcoming negotiations.

Viewing the year’s performance from a geographic perspective, the fund received major contributions from underweight exposure in countries that lagged the overall index return. These included Russia, Taiwan and Hungary. Outperformance from individual stock holdings in each of these countries further enhanced their contributions. Although we were underweight in China, the strongest performing market over the year, the superior performance of our holdings there more than offset the impact of our underweight exposure. Stock outperformance in Mexico also added to results for the fiscal year.

Detractors from Performance

There were a number of sectors that negatively affected performance as a whole, including Materials, Financials and Telecommunication Services. Largely boosted by record prices for many commodities, Materials was the second best performing sector in the market this past year, with a return of over 100%. While some of the fund’s holdings in this sector were additive, as noted earlier, the portfolio suffered from its underweight position. In addition, the fund’s gold-related positions held earlier in the year lagged the sector, so we reduced exposure to that area of Materials. Cemex, the Mexican construction materials company, was a significant detractor due to weakness in the U.S. home-building market, where it had sizeable exposure. Posco, the Korean steelmaker, suffered from the impact of higher input prices. In Financials, there were a number of detractors, including Kookmin Bank (Korea), Cathay Financial Holdings (Taiwan), Brazil’s Brascan Residential Properties and Bank Hapoalim in Israel. While the spill-over impact of the U.S. mortgage market woes on the valuation of financial holdings and on banking liquidity affected the sector as a whole, its direct impact within the sector varied from company to company and industry to industry. Hence, we reduced the fund’s overall weighting in the sector, as noted earlier. Within Telecommunications, the disappointment was China Mobile, one of the five largest components of the index. While the fund had a sizeable position in this stock, which turned in a stellar performance, our underweight position relative to the benchmark was a negative for the fund. Conversely, our overweight position in Korea Telecom detracted from results as it turned in a weak performance over the year. Smaller negative outliers in other sectors included Taiwan’s United Microelectronics in IT, Mexico’s Fomento Economico Mexicano (a leading company in Consumer Staples) and Teva Pharmaceuticals. Viewed from a geographic perspective, Hong Kong, Brazil, South Korea and Argentina were the largest

PORTFOLIO MANAGER COMMENTARY continued

negatives. Finally, in an equity market environment of such strong positive gains, the fund’s cash levels, though quite low, also detracted from overall performance.

Outlook

The persistent turmoil in global credit markets originating from the U.S. subprime crisis has severely undermined the growth outlook for the developed world. However, in our opinion, the emerging economies are better equipped this time around to weather the slowdown. Asian countries that have historically grown through export demand, notably China and India, currently are witnessing growing domestic markets. Similarly, the economic windfall from the unprecedented commodity bull market has trickled down to resource-based economies such as Brazil and Russia. In all these cases, the latent demand for consumption and investment has been unleashed and is increasingly becoming the new global growth engine, which may help sustain future growth. The challenge for many emerging economies is how to manage their appreciating currencies and surging domestic liquidity, especially against the backdrop of a weakening U.S. dollar and falling interest rates.

We currently believe consumer names hold significant growth potential, particularly those companies combining excellent growth prospects with franchise quality. In addition, we see infrastructure as a potential beneficiary of the sustainable growth in emerging markets. Finally, the natural resource space continues to offer attractive investment opportunities, especially in names related to energy and agriculture.

This commentary reflects the views and opinions of the Fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Fund’s trading intent.

You should carefully consider the Fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397. Please read the prospectus carefully before investing.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	5/1/2007	10/31/2007	Period*

Actual
Class A	$ 1,000.00	$ 1,347.90	$ 10.59
Class B	$ 1,000.00	$ 1,342.87	$ 14.88
Class C	$ 1,000.00	$ 1,342.91	$ 14.88
Class I	$ 1,000.00	$ 1,349.42	$ 9.00
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,016.18	$ 9.10
Class B	$ 1,000.00	$ 1,012.50	$ 12.78
Class C	$ 1,000.00	$ 1,012.50	$ 12.78
Class I	$ 1,000.00	$ 1,017.54	$ 7.73

*	For each class of the Fund, expenses are equal to the annualized expense ratio of each class
(1.79% for Class A, 2.52% for Class B, 2.52% for Class C and 1.52% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS A	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 21.97	$ 16.48	$ 12.60	$ 11.14	$ 7.51

Income from investment operations
Net investment income (loss)	0.19	0.14[1]	0.11[1]	0.01[1]	0.05[1]
Net realized and unrealized gains or losses
on investments	12.04	7.01	3.77	1.58	3.58

Total from investment operations	12.23	7.15	3.88	1.59	3.63

Distributions to shareholders from
Net investment income	(0.17)	(0.13)	0	(0.13)	0
Net realized gains	(3.50)	(1.53)	0	0	0

Total distributions to shareholders	(3.67)	(1.66)	0	(0.13)	0

Net asset value, end of period	$ 30.53	$ 21.97	$ 16.48	$ 12.60	$ 11.14

Total return[2]	63.88%	47.34%	30.79%	14.39%	48.34%

Ratios and supplemental data
Net assets, end of period (thousands)	$305,698	$102,687	$37,108	$29,040	$28,708
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	1.87%	2.02%	1.96%	2.07%	1.83%
Expenses excluding waivers/reimbursements
and expense reductions	1.90%	2.06%	2.05%	2.12%	2.23%
Net investment income (loss)	0.72%	0.72%	0.73%	0.07%	0.55%
Portfolio turnover rate	58%	96%	86%	61%	87%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS B	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 20.34	$ 15.38	$11.84	$10.48	$ 7.11

Income from investment operations
Net investment income (loss)	(0.01)[1]	0.01[1]	0.01[1]	(0.07)[1]	(0.02)[1]
Net realized and unrealized gains or losses
on investments	11.00	6.51	3.53	1.50	3.39

Total from investment operations	10.99	6.52	3.54	1.43	3.37

Distributions to shareholders from
Net investment income	(0.14)	(0.03)	0	(0.07)	0
Net realized gains	(3.50)	(1.53)	0	0	0

Total distributions to shareholders	(3.64)	(1.56)	0	(0.07)	0

Net asset value, end of period	$ 27.69	$ 20.34	$15.38	$11.84	$10.48

Total return[2]	62.68%	46.29%	29.90%	13.66%	47.40%

Ratios and supplemental data
Net assets, end of period (thousands)	$42,477	$18,243	$6,810	$5,071	$4,889
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	2.60%	2.72%	2.66%	2.77%	2.55%
Expenses excluding waivers/reimbursements
and expense reductions	2.61%	2.76%	2.75%	2.82%	2.95%
Net investment income (loss)	(0.05%)	0.06%	0.08%	(0.62%)	(0.19%)
Portfolio turnover rate	58%	96%	86%	61%	87%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS C	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 20.27	$ 15.35	$ 11.82	$ 10.48	$ 7.11

Income from investment operations
Net investment income (loss)	0[1]	0.01[1]	0[1]	(0.07)[1]	(0.03)[1]
Net realized and unrealized gains or losses
on investments	10.94	6.49	3.53	1.49	3.40

Total from investment operations	10.94	6.50	3.53	1.42	3.37

Distributions to shareholders from
Net investment income	(0.14)	(0.05)	0	(0.08)	0
Net realized gains	(3.50)	(1.53)	0	0	0

Total distributions to shareholders	(3.64)	(1.58)	0	(0.08)	0

Net asset value, end of period	$ 27.57	$ 20.27	$ 15.35	$11.82	$10.48

Total return[2]	62.64%	46.29%	29.86%	13.66%	47.40%

Ratios and supplemental data
Net assets, end of period (thousands)	$134,342	$44,439	$10,283	$7,860	$5,849
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	2.59%	2.72%	2.66%	2.77%	2.58%
Expenses excluding waivers/reimbursements
and expense reductions	2.60%	2.76%	2.75%	2.82%	2.98%
Net investment income (loss)	0.01%	0.04%	0.03%	(0.61%)	(0.32%)
Portfolio turnover rate	58%	96%	86%	61%	87%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS I	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 22.59	$ 16.90	$ 12.90	$ 11.39	$ 7.66

Income from investment operations
Net investment income (loss)	0.20	0.19	0.17[1]	0.05[1]	0.08[1]
Net realized and unrealized gains or losses
on investments	12.48	7.22	3.84	1.62	3.65

Total from investment operations	12.68	7.41	4.01	1.67	3.73

Distributions to shareholders from
Net investment income	(0.18)	(0.19)	(0.01)	(0.16)	0
Net realized gains	(3.50)	(1.53)	0	0	0

Total distributions to shareholders	(3.68)	(1.72)	(0.01)	(0.16)	0

Net asset value, end of period	$ 31.59	$ 22.59	$ 16.90	$ 12.90	$ 11.39

Total return	64.23%	47.81%	31.12%	14.80%	48.69%

Ratios and supplemental data
Net assets, end of period (thousands)	$364,958	$313,391	$324,654	$219,548	$170,243
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	1.61%	1.71%	1.66%	1.76%	1.54%
Expenses excluding waivers/reimbursements
and expense reductions	1.62%	1.75%	1.75%	1.81%	1.94%
Net investment income (loss)	0.84%	0.95%	1.08%	0.37%	0.88%
Portfolio turnover rate	58%	96%	86%	61%	87%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2007

	Country	Shares	Value

COMMON STOCKS 92.4%
CONSUMER DISCRETIONARY 8.1%
Automobiles 0.9%
Astra International	Indonesia	2,795,000	$7,936,936

Hotels, Restaurants & Leisure 1.1%
Alsea SA de CV (p)	Mexico	1,427,600	2,121,302
Genting Berhad	Malaysia	1,258,500	3,132,225
Resorts World Berhad	Malaysia	3,700,000	4,285,426

			9,538,953

Household Durables 0.8%
Gafisa SA, ADR * (p)	Brazil	141,400	5,042,324
Urbi Desarrollos Urbanos SA de CV (p)	Mexico	400,000	1,548,575

			6,590,899

Media 2.6%
Astro All Asia Networks plc	United Kingdom	2,011,500	2,061,619
Grupo Clarin SA, Class B, GDR 144A	Argentina	125,000	2,500,000
Grupo Televisa SA de CV, ADR	Mexico	511,600	12,713,260
Net Servicos De Comunicacao SA, ADR (p)	Brazil	302,576	4,865,422

			22,140,301

Multi-line Retail 1.9%
Lojas Renner SA	Brazil	200,000	4,950,484
Lotte Shopping Co. (p)	South Korea	14,500	6,820,901
Marisa SA	Brazil	650,000	4,453,593

			16,224,978

Specialty Retail 0.5%
JD Group, Ltd.	South Africa	400,000	3,847,125

Textiles, Apparel & Luxury Goods 0.3%
Texwinca Holdings, Inc. (p)	Bermuda	3,000,000	2,645,737

CONSUMER STAPLES 8.5%
Beverages 1.6%
Fomento Economico Mexicano SA de CV, Ser. B, ADR	Mexico	185,000	6,587,850
Thai Beverage, plc	Thailand	17,000,000	3,071,242
Tsingtao Brewery Co., Ltd. (p)	China	1,134,000	4,044,581

			13,703,673

Food & Staples Retailing 1.3%
C.P. 7- Eleven Public Co., Ltd.	Thailand	14,426,200	4,287,321
Companhia Brasileira de Distribuicao Grupo Pao de Acucar,
ADR (p)	Brazil	121,200	3,900,216
Controladora Comercial Mexicana SA de CV	Mexico	910,000	2,826,066

			11,013,603

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Country	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Food Products 3.8%
Astra Argo Lestari	Indonesia	1,418,500	$3,540,776
CJ CheilJedang Corp.	South Korea	22,199	7,357,763
Cresud S.A.C.I.F., ADR (p)	Argentina	80,000	1,974,400
Golden Hope Plantations Berhad (h) +	Malaysia	730,000	2,232,684
Highlands & Lowlands Berhad (h) +	Malaysia	405,000	1,142,744
Lotte Confectionery Co., Ltd.	South Korea	4,200	6,926,164
PPB Group Berhad	Malaysia	700,100	2,037,640
Tiger Brands, Ltd.	South Africa	120,000	3,448,030
Universal Robina	Philippines	10,000,000	3,415,429

			32,075,630

Household Products 0.9%
Hindustan Lever, Ltd.	India	1,370,000	7,268,343

Personal Products 0.6%
Amorepacific Corp.	South Korea	3,501	3,346,281
Natura Cosmeticos SA	Brazil	180,000	2,155,689

			5,501,970

Tobacco 0.3%
Gudang Garam	Indonesia	2,500,000	2,764,891

ENERGY 14.2%
Oil, Gas & Consumable Fuels 14.2%
Cairn Energy plc *	India	900,110	4,804,183
CNOOC, Ltd., ADR (p)	Hong Kong	40,000	8,659,600
Integra Group Holdings, GDR	Russia	85,000	1,363,885
Kazmunaigas Exploration and Production, GDR * 144A	Kazakhstan	70,000	1,897,862
Kazmunaigas Exploration and Production, GDR *	Kazakhstan	230,000	6,235,834
Novatek OAO, GDR	Russia	70,000	4,031,307
OAO Gazprom, ADR *	Russia	290,000	14,493,876
OAO LUKOIL, ADR	Russia	170,000	15,558,898
OAO Tatneft, GDR	Russia	25,000	3,122,418
Oil & Natural Gas Corp., Ltd.	India	150,000	4,844,133
Petrobras Energia Participaciones SA *	Argentina	900,000	1,073,559
PetroChina Co., Ltd., ADR (p)	China	18,500	4,858,100
Petroleo Brasileiro SA, ADR	Brazil	110,000	9,150,900
Petroleo Brasileiro SA, ADR – Frankfurt Exchange	Brazil	154,000	14,727,020
PTT Exploration & Production plc	Thailand	750,000	3,575,107
PTT Public Co.	Thailand	200,000	2,466,439
Reliance Industries, Ltd., GDR 144A	India	70,000	10,124,364
Sasol, Ltd., ADR (p)	South Africa	190,000	9,663,400

			120,650,885

FINANCIALS 17.3%
Capital Markets 0.2%
Daishin Securities Co., Ltd., GDR 144A	South Korea	300,000	1,905,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Country	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Commercial Banks 11.9%
Banco Bradesco SA, ADR (p)	Brazil	125,000	$4,268,750
Banco Macro Bansud SA, ADR (p)	Argentina	68,493	1,893,831
Bangkok Bank	Thailand	700,000	2,642,858
Bank Hapoalim, Ltd.	Israel	1,300,000	7,174,953
China Citic Bank * (p)	China	5,000,000	4,138,351
Credicorp, Ltd.	Bermuda	50,000	3,716,500
First Financial Holding Co., Ltd.	Taiwan	3,384,589	2,809,399
Grupo Financiero Banorte SA de CV, Ser. O (p)	Mexico	884,236	3,993,809
Grupo Financiero Galicia SA, ADR * (p)	Argentina	120,000	956,400
Halyk Savings Bank, GDR *	Kazakhstan	30,000	556,865
ICICI Bank, Ltd., ADR (p)	India	112,500	7,812,000
Industrial & Commercial Bank of China, Ltd. (p)	China	4,307,000	4,103,847
Kookmin Bank	South Korea	52,687	4,351,249
Kookmin Bank, ADR	South Korea	90,000	7,352,100
Malayan Banking Berhad	Malaysia	1,123,500	3,790,788
Metropolitan Bank & Trust Co.	Philippines	1,700,000	2,467,914
Nedcor, Ltd.	South Africa	240,000	5,258,903
PT Bank Central Asia Terbuka	Indonesia	4,000,000	3,240,653
Sberbank RF	Russia	1,953,000	8,453,713
Shinhan Financial Group Corp., Ltd.	South Korea	43,620	2,844,266
Standard Bank Group, Ltd.	South Africa	300,000	5,418,811
Turkiye Is Bankasi AS	Turkey	1,040,499	7,132,279
Unibanco-Uniao de Bancos Brasileiros SA, GDR	Brazil	39,000	6,163,560

			100,541,799

Diversified Financial Services 1.8%
Ayala Corp.	Philippines	336,036	4,860,610
Bovespa Holding SA	Brazil	100,000	1,871,257
Reliance Capital, Ltd.	India	27,000	1,466,380
Yuanta Financial Holding Co., Ltd. *	Taiwan	9,090,500	6,772,087

			14,970,334

Insurance 1.7%
Cathay Financial Holding Co., Ltd.	Taiwan	4,600,327	12,057,861
Sanlam, Ltd.	South Africa	650,000	2,371,141

			14,429,002

Real Estate Management & Development 1.7%
Brascan Residential Properties SA	Brazil	550,000	4,370,106
IRSA Inversiones y Representaciones SA, GDR *	Argentina	200,000	3,572,000
KLCC Property Holdings	Malaysia	3,387,900	3,649,522
Sao Carlos Empreendimentos E. Participacoes SA *	Brazil	238,900	2,861,078

			14,452,706

HEALTH CARE 0.5%
Pharmaceuticals 0.5%
Teva Pharmaceutical Industries, Ltd., ADR	Israel	100,000	4,401,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Country	Shares	Value

COMMON STOCKS continued
INDUSTRIALS 9.4%
Commercial Services & Supplies 0.9%
104 Corp. +	Taiwan	606,000	$2,395,273
51job, Inc., ADR * (p)	Cayman Islands	215,696	4,807,864

			7,203,137

Industrial Conglomerates 2.5%
Barloworld, Ltd.	South Africa	83,000	1,609,786
CJ Corp. (p)	South Korea	37,799	4,239,154
Dogan Sirketler Grubu Holding AS *	Turkey	1,561,704	3,439,872
Far Eastern Textile, Ltd.	Taiwan	2,698,600	3,622,902
KOC Holding AS *	Turkey	648,600	3,548,975
Sime Darby Berhad (h) +	Malaysia	800,000	3,008,096
SM Investments Corp.	Philippines	218,216	1,922,781

			21,391,566

Machinery 2.0%
Hyundai Heavy Industries Co., Ltd.	South Korea	14,000	7,928,670
Samsung Heavy Industries Co., Ltd.	South Korea	70,000	4,249,377
Tata Motors, Ltd., ADR (p)	India	261,541	5,152,358

			17,330,405

Trading Companies & Distributors 1.3%
Samsung Corp.	South Korea	115,000	10,715,813

Transportation Infrastructure 2.7%
China Merchants Holdings International Co. (p)	China	3,400,000	17,755,350
Sichuan Expressway Co., Ltd.	Hong Kong	9,500,000	4,805,561

			22,560,911

INFORMATION TECHNOLOGY 10.8%
Computers & Peripherals 1.7%
ASUSTeK Computer, Inc.	Taiwan	2,100,015	7,511,117
Avermedia Technologies, Inc.	Taiwan	1,295,625	3,354,720
Tatung Co., Ltd. *	Taiwan	6,002,000	3,328,076

			14,193,913

Electronic Equipment & Instruments 1.1%
Hon Hai Precision Industry Co., Ltd.	Taiwan	389,812	2,996,100
Johnson Electrical Holdings, Inc. (p)	Bermuda	5,000,000	2,805,985
Samsung SDI Co., Ltd. (p)	South Korea	45,000	3,633,545

			9,435,630

Internet Software & Services 1.9%
KTHitel Co., Ltd. *	South Korea	300,000	1,863,925
SINA Corp. * (p)	Cayman Islands	230,000	13,185,900
Webzen, Inc., ADR * (p)	South Korea	200,000	766,000

			15,815,825

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Country	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
IT Services 1.1%
Infosys Technologies, Ltd., ADR (p)	India	70,000	$3,565,800
Redecard SA *	Brazil	200,000	4,145,555
Satyam Computer Services, ADR (p)	India	50,000	1,517,500

			9,228,855

Semiconductors & Semiconductor Equipment 5.0%
Realtek Semiconductor Corp.	Taiwan	1,497,500	5,806,374
Samsung Electronics Co., Ltd.	South Korea	28,500	17,696,702
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	1,943,163	3,878,361
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	Taiwan	481,825	5,131,436
United Microelectronics Corp.	Taiwan	15,013,964	9,966,835

			42,479,708

MATERIALS 9.5%
Construction Materials 1.0%
Cemex SA de CV, ADR (p)	Mexico	131,435	4,031,112
Pretoria Portland Cement Co., Ltd.	South Africa	154,007	1,119,598
Ultratech Cement, Ltd.	India	129,923	3,332,080

			8,482,790

Metals & Mining 8.5%
Anglo Platinum, Ltd.	South Africa	41,905	7,189,636
AngloGold Ashanti, Ltd., ADR (p)	South Africa	63,367	2,943,397
Companhia Vale do Rio Doce, ADR	Brazil	377,000	14,205,360
Companhia Vale do Rio Doce, ADR – Frankfurt Exchange	Brazil	310,000	9,786,700
Gold Fields, Ltd.	South Africa	48,915	881,806
Gold Fields, Ltd., ADR (p)	South Africa	360,000	6,505,200
Grupo Mexico SA de CV	Mexico	1,000,000	9,061,410
Hindalco Industries, Ltd.	India	150,000	764,635
Impala Platinum Holdings, Ltd.	South Africa	179,904	6,757,276
Jiangxi Copper Co., Ltd. (p)	China	1,045,000	3,763,103
JSC MMC Norilsk Nickel Group, ADR	Russia	21,000	6,646,184
POSCO	South Korea	5,000	3,651,380

			72,156,087

TELECOMMUNICATION SERVICES 12.6%
Diversified Telecommunication Services 4.3%
China Netcom Group Corp., Ltd. (p)	Hong Kong	1,150,000	3,567,110
China Netcom Group Corp., Ltd., ADR (p)	Hong Kong	30,000	1,871,700
Chunghwa Telecom Co., Ltd., ADR	Taiwan	228,380	4,384,896
KT Corp., ADR *	South Korea	616,500	14,500,080
Maxcom Telecomunicaciones SA de CV, ADR (p)	Mexico	100,000	1,736,000
Tele Norte Leste Participacoes SA, ADR	Brazil	180,000	3,924,000
Telecom Argentina SA, ADR * (p)	Argentina	80,000	1,920,800
Telefonica Data Argentina SA * (h) +	Argentina	2,800	0
Telefonica de Argentina SA, ADR (p)	Argentina	46,400	654,240
Telkom SA, Ltd.	South Africa	133,500	3,634,596

			36,193,422

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Country	Share	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES continued
Wireless Telecommunication Services 8.3%
America Movil SA de CV, Ser. L, ADR	Mexico	180,000	$11,770,200
China Mobile, Ltd.	Hong Kong	420,000	8,833,353
China Unicom, Ltd., ADR (p)	Hong Kong	750,000	18,390,000
MTN Group, Ltd.	South Africa	409,932	7,958,160
NII Holdings, Inc. * (p)	United States	20,000	1,160,000
Reliance Communication Ventures, Ltd.	India	450,000	8,985,455
Sistema JSFC, GDR *	Russia	105,000	4,207,842
SK Telecom Co., Ltd.	South Korea	8,720	2,054,462
Tim Participacoes SA	Brazil	469,200	3,239,122
Tim Participacoes SA, ADS (p)	Brazil	84,696	3,929,894

			70,528,488

UTILITIES 1.5%
Electric Utilities 1.0%
Companhia Energetica de Minas Gerais (p)	Brazil	161,000	3,477,600
Korea Electric Power Corp.	South Korea	106,000	4,726,332

			8,203,932

Independent Power Producers & Energy Traders 0.5%
Companhia Paranaense de Energia, ADR (p)	Brazil	260,000	4,290,000

Total Common Stocks (cost $435,928,079)			782,814,246

PREFERRED STOCKS 2.9%
ENERGY 0.2%
Oil, Gas & Consumable Fuels 0.2%
OAO Transneft, Var. Rate Pfd.	Russia	1,000	1,956,365

FINANCIALS 1.4%
Commercial Banks 1.4%
Banco Estado Rio Grande Sul, Class B, Var. Rate Pfd.	Brazil	720,000	4,871,027
Banco Itau Holding Financeira SA, Var. Rate Pfd.	Brazil	152,000	4,323,353
BanColombia SA, ADR, Var. Rate Pfd. (p)	Colombia	65,000	2,388,750

			11,583,130

TELECOMMUNICATION SERVICES 0.2%
Diversified Telecommunication Services 0.2%
Telemar Norte Leste SA, Var. Rate Pfd.	Brazil	49,881	1,924,244

UTILITIES 1.1%
Electric Utilities 1.1%
Eletrobras SA, Class B, Var. Rate Pfd.	Brazil	610,000	9,177,395

Total Preferred Stocks (cost $14,404,619)			24,641,134

RIGHTS 0.0%
TELECOMMUNICATION SERVICES 0.0%
Diversified Telecommunication Services 0.0%
True Corp., Expiring 04/03/2008 * (h) + (cost $0)	Thailand	103,579	0

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Country	Shares	Value

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED 15.4%
MUTUAL FUND SHARES 15.4%
Navigator Prime Portfolio, 5.03% § (cost $130,916,068)	United States	130,916,068	$130,916,068

SHORT-TERM INVESTMENTS 2.0%
MUTUAL FUND SHARES 2.0%
Evergreen Institutional U.S. Government Money Market Fund,
Class I, 4.60% q ø (cost $16,548,381)	United States	16,548,381	16,548,381

Total Investments (cost $597,797,147) 112.7%			954,919,830
Other Assets and Liabilities (12.7%)			(107,443,770)

Net Assets 100.0%			$847,476,060

(p)	All or a portion of this security is on loan.
*	Non-income producing security
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.
(h)	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
§	Rate shown is the 1-day annualized yield at period end.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt
ADS	American Depository Shares
GDR	Global Depository Receipt

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

The following table shows the percent of total long-term investments by geographic location as of October 31, 2007:

Brazil	16.8%
South Korea	14.5%
Taiwan	9.2%
South Africa	8.5%
India	7.4%
Russia	7.4%
Mexico	7.0%
Hong Kong	5.7%
China	4.8%
Malaysia	2.9%
Cayman Islands	2.2%
Indonesia	2.2%
Thailand	2.0%
Argentina	1.8%
Turkey	1.7%
Philippines	1.6%
Israel	1.4%
Bermuda	1.1%
Kazakhstan	1.1%
Colombia	0.3%
United Kingdom	0.3%
United States	0.1%

100.0%

The following table shows the percent of total long-term investments by sector as of October 31, 2007:

Financials	19.5%
Energy	15.2%
Telecommunication Services	13.5%
Information Technology	11.3%
Materials	10.0%
Industrials	9.8%
Consumer Staples	9.0%
Consumer Discretionary	8.5%
Utilities	2.7%
Health Care	0.5%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

Assets
Investments in securities, at value (cost $581,248,766) including $127,951,384 of
securities loaned	$938,371,449
Investments in affiliated money market fund, at value (cost $16,548,381)	16,548,381

Total investments	954,919,830
Cash	2,312,500
Foreign currency, at value (cost $8,782,620)	8,934,710
Receivable for securities sold	2,484,609
Receivable for Fund shares sold	15,381,029
Dividends receivable	1,354,215
Receivable for securities lending income	78,400
Prepaid expenses and other assets	28,435

Total assets	985,493,728

Liabilities
Payable for securities purchased	6,237,105
Payable for Fund shares redeemed	689,704
Payable for securities on loan	130,916,068
Due to custodian bank	1,012
Advisory fee payable	23,806
Due to other related parties	5,206
Accrued expenses and other liabilities	144,767

Total liabilities	138,017,668

Net assets	$847,476,060

Net assets represented by
Paid-in capital	$391,073,336
Undistributed net investment income	4,344,406
Accumulated net realized gains on investments	94,774,352
Net unrealized gains on investments	357,283,966

Total net assets	$847,476,060

Net assets consists of
Class A	$305,698,392
Class B	42,477,391
Class C	134,342,291
Class I	364,957,986

Total net assets	$847,476,060

Shares outstanding (unlimited number of shares authorized)
Class A	10,013,931
Class B	1,534,131
Class C	4,872,740
Class I	11,551,396

Net asset value per share
Class A	$30.53
Class A — Offering price (based on sales charge of 5.75%)	$32.39
Class B	$27.69
Class C	$27.57
Class I	$31.59

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended October 31, 2007

Investment income
Dividends (net of foreign withholding taxes of $1,814,380)	$14,198,718
Income from affiliate	677,317
Securities lending	332,767

Total investment income	15,208,802

Expenses
Advisory fee	7,214,782
Distribution Plan expenses
Class A	578,161
Class B	286,648
Class C	821,279
Administrative services fee	601,461
Transfer agent fees	604,373
Trustees’ fees and expenses	13,231
Printing and postage expenses	58,550
Custodian and accounting fees	1,107,187
Registration and filing fees	81,536
Professional fees	40,561
Interest expense	4,575
Other	14,111

Total expenses	11,426,455
Less: Expense reductions	(25,739)
Fee waivers and expense reimbursements	(104,625)

Net expenses	11,296,091

Net investment income	3,912,711

Net realized and unrealized gains or losses on investments
Net realized gains on:
Securities	103,052,191
Foreign currency related transactions	521,498

Net realized gains on investments	103,573,689
Net change in unrealized gains or losses on investments	204,992,581

Net realized and unrealized gains or losses on investments	308,566,270

Net increase in net assets resulting from operations	$312,478,981

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2007		2006

Operations
Net investment income		$3,912,711		$3,491,356
Net realized gains on investments		103,573,689		94,468,462
Net change in unrealized gains or losses
on investments		204,992,581		59,141,424

Net increase in net assets resulting from
operations		312,478,981		157,101,242

Distributions to shareholders from
Net investment income
Class A		(1,031,775)		(330,630)
Class B		(152,810)		(13,216)
Class C		(387,089)		(43,332)
Class I		(2,700,086)		(3,236,706)
Net realized gains
Class A		(17,756,149)		(3,521,941)
Class B		(3,413,343)		(703,062)
Class C		(7,912,630)		(1,235,350)
Class I		(47,833,032)		(29,541,499)

Total distributions to shareholders		(81,186,914)		(38,625,736)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	7,421,628	172,240,171	3,460,268	70,240,472
Class B	812,314	17,351,039	629,615	11,664,734
Class C	3,170,219	66,872,392	1,857,786	34,536,638
Class I	1,697,746	46,475,140	3,317,937	63,977,620

		302,938,742		180,419,464

Net asset value of shares issued in
reinvestment of distributions
Class A	727,211	15,002,719	198,531	3,165,199
Class B	158,204	2,975,395	39,182	576,555
Class C	284,410	5,326,345	52,221	767,367
Class I	1,173,450	24,991,575	1,182,596	19,351,136

		48,296,034		23,860,257

Automatic conversion of Class B shares
to Class A shares
Class A	44,046	1,036,350	40,719	787,460
Class B	(48,355)	(1,036,350)	(43,824)	(787,460)

		0		0

Payment for shares redeemed
Class A	(2,852,244)	(66,787,115)	(1,277,514)	(25,122,011)
Class B	(285,015)	(6,066,809)	(170,848)	(3,096,907)
Class C	(774,560)	(16,526,741)	(387,355)	(7,001,992)
Class I	(5,195,076)	(124,429,968)	(9,832,216)	(187,630,005)

		(213,810,633)		(222,850,915)

Net increase (decrease) in net assets
resulting from capital share
transactions		137,424,143		(18,571,194)

Total increase in net assets		368,716,210		99,904,312
Net assets
Beginning of period		478,759,850		378,855,538

End of period		$847,476,060		$478,759,850

Undistributed net investment income		$4,344,406		$2,060,225

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Emerging Markets Growth Fund (the “Fund”) is a diversified series of Evergreen International Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Prior to April 1, 2007, the 1.00% contingent deferred sales charge was applicable for redemptions made within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee. Effective April 2, 2007, the Fund no longer charges shareholders a redemption fee on assets redeemed or exchanged within 90 days of the date of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

NOTES TO FINANCIAL STATEMENTS continued

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

NOTES TO FINANCIAL STATEMENTS continued

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, dividends paid through share redemptions and dividend redesignations. During the year ended October 31, 2007, the following amounts were reclassified:

Paid-in capital	$7,498,365
Undistributed net investment income	2,643,230
Accumulated net realized gains on investments	(10,141,595)

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 1.30% and declining to 1.00% as average daily net assets increase. For the year ended October 31, 2007, the advisory fee was equivalent to 1.19% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended October 31, 2007, EIMC voluntarily waived its advisory fee in the amount of $63,427 and reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $41,198.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended October 31, 2007, EIS received $177,500 from the sale of Class A shares and $204, $56,962 and $34,225 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $377,898,096 and $342,707,171, respectively, for the year ended October 31, 2007.

During the year ended October 31, 2007, the Fund loaned securities to certain brokers. At October 31, 2007, the value of securities on loan and the total value of collateral received for securities loaned amounted to $127,951,384 and $130,916,068, respectively.

On October 31, 2007, the aggregate cost of securities for federal income tax purposes was $598,618,044. The gross unrealized appreciation and depreciation on securities based on tax cost was $362,599,502 and $6,297,716, respectively, with a net unrealized appreciation of $356,301,786.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended October 31, 2007, the Fund did not participate in the interfund lending program.

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed
Undistributed	Long-term	Unrealized	Temporary Book/
Ordinary Income	Capital Gain	Appreciation	Tax Differences

$ 23,864,408	$ 76,092,992	$ 356,463,069	($17,745)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. Additionally, short-term capital gains are considered ordinary income for income tax purposes. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended October 31,

	2007	2006

Ordinary Income	$23,075,976	$5,425,114
Long-term Capital Gain	58,110,938	33,200,622

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% .

NOTES TO FINANCIAL STATEMENTS continued

During the year ended October 31, 2007, the Fund had average borrowings outstanding of $79,843 at an average rate of 5.73% and paid interest of $4,575.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (“FINRA”)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

NOTES TO FINANCIAL STATEMENTS continued

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 is not expected to have a material impact on the Fund’s financial statements. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

13. SUBSEQUENT DISTRIBUTIONS

On December 4, 2007, the Fund declared distributions from short-term capital gains and long-term capital gains to shareholders of record on December 3, 2007. The per share amounts payable on December 5, 2007, were as follows:

	Short-term	Long-term
	Capital Gains	Capital Gains

Class A	$0.6971	$2.7196
Class B	0.6971	2.7196
Class C	0.6971	2.7196
Class I	0.6971	2.7196

NOTES TO FINANCIAL STATEMENTS continued

On December 12, 2007, the Fund declared distributions from net investment income to shareholders of record on December 11, 2007. The per share amounts payable on December 13, 2007, were as follows:

Net
Investment
Income

Class A	$0.1491
Class B	0.0125
Class C	0.0295
Class I	0.2041

These distributions are not reflected in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Emerging Markets Growth Fund, a series of the Evergreen International Trust, as of October 31, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Emerging Markets Growth Fund as of October 31, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 27, 2007

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $58,110,938 for the fiscal year ended October 31, 2007.

With respect to dividends paid from investment company taxable income during the fiscal year ended October 31, 2007, the Fund designates 29.98% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2007 year-end tax information will be reported on your 2007 Form 1099-DIV, which shall be provided to you in early 2008.

Pursuant to Section 871 of the Internal Revenue Code, $27,000,622 has been designated as Qualified Short-Term Gains for purposes of exempting withholding of tax on distributions to U.S. nonresident shareholders.

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended October 31, 2007, the total amount of foreign taxes expected to be passed through to shareholders was $1,100,603 on foreign source income of $16,017,484. Complete information regarding the Fund’s foreign tax credit pass through to shareholders for 2007 will be reported in conjunction with Form 1099-DIV.

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen Emerging Markets Growth Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams,

ADDITIONAL INFORMATION (unaudited) continued

and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since Sep-tember 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer

ADDITIONAL INFORMATION (unaudited) continued

mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates generally provide a comprehensive investment management service to the funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds gener-

ADDITIONAL INFORMATION (unaudited) continued

ally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Certain Fund-specific considerations. The Trustees noted that, for the one-, three-, five-, and ten-year periods ended December 31, 2006, the Fund’s Class A shares had outperformed the Fund’s benchmark index, the Morgan Stanley Capital International Emerging Markets Index, and a majority of the funds against which the Trustees compared the Fund’s performance.

The Trustees noted that the management fee paid by the Fund was higher than the management fees paid by most of the other funds against which the Trustees compared the Fund’s management fee, but noted that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profit-ability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other

ADDITIONAL INFORMATION (unaudited) continued

things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

This page left intentionally blank

This page left intentionally blank

This page left intentionally blank

This page left intentionally blank

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS

Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Kasey Phillips[4]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.; Former Vice
Treasurer	President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen
DOB: 12/12/1970	Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4,5]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

[1] Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.
Each Trustee oversees 91 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees,
P.O. Box 20083, Charlotte, NC 28202.
[2] Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the
Fund’s investment advisor.
[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.
[5] Mr. Guerin’s information is as of June 14, 2007, the effective date of his approval by the Board of Trustees as Chief Compliance Officer
of the Evergreen funds.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

- **Leadership**—With more than $285 billion in assets as of September 30, 2007, Evergreen Investments has the scale and resources to help investors and financial professionals succeed.
- **Excellence**—Our investments are built for long-term performance, through strategies designed in an effort to outperform their benchmarks and peers over a full market cycle.
- **Experience**—Our investment teams operate independently, performing their own original research, across a full range of investment disciplines.
- **Commitment**—We are dedicated to working with financial professionals, crafting innovative solutions that meet your needs and translate into successful investor-advisor partnerships..

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION

Evergreen Express Line 800.346.3858

Evergreen Investor Services 800.343.2898

For the eighth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. For 2006, Evergreen was ranked fifth overall out of 37 participating companies.

564341 rv5 12/2007

Evergreen Investments
MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

564341  rv5   12/2007

Evergreen Precious Metals Fund

Evergreen

PRECIOUS METALS FUND

Annual Report
as of October 31, 2007

Evergreen Investments℠
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
15	STATEMENT OF ASSETS AND LIABILITIES
16	STATEMENT OF OPERATIONS
17	STATEMENTS OF CHANGES IN NET ASSETS
18	NOTES TO FINANCIAL STATEMENTS
25	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
26	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2007

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Precious Metals Fund for the twelve-month period ended October 31, 2007.

A durable, worldwide economic expansion helped foreign equity markets deliver solid returns and outperform domestic stocks during the twelve-month period, despite increased volatility in the closing months of the period. Late in the fiscal year, weakness in U.S. housing led to rapidly deteriorating conditions in the subprime mortgage market, raising anxieties in global equity and credit markets. These concerns prompted the U.S. Federal Reserve Board and other major central banks to intervene and inject additional liquidity into the capital markets. While these steps over the period’s final three months restored some measure of confidence, equity investors continued to watch warily for signs of economic weakness.

Foreign fixed income investments produced more modest, but still positive, returns, despite the widening influence on the credit markets from the problems in the U.S. housing and mortgage markets. The latter half of the period witnessed a general flight to quality in bond markets as investors sought out the highest quality securities, especially U.S. Treasuries and other sovereign debt. The U.S. dollar weakened against major foreign currencies, adding to the returns realized by U.S. investors in foreign markets.

Most foreign economies continued to surge ahead throughout the twelve-month period, propelled by explosive growth in China, India and other emerging markets, improving prospects in Europe and steady growth in the U.S. Among

1

LETTER TO SHAREHOLDERS continued

the major industrialized nations, only Japan’s economy exhibited any signs of sluggishness. Despite the problems in housing and subprime mortgages, the domestic economy also maintained its growth trajectory. Solid increases in exports and in business investment helped offset declining residential values. At the same time, steadily rising employment levels and moderately improving wages increased prospects that healthy consumer spending patterns would be sustained. Substantially exceeding expectations, U.S. Gross Domestic Product grew at an annual rate of 4.9% in the third quarter of 2007, significantly higher than the brisk 3.8% rate of the previous quarter. However, some signs of emerging economic weakness began to appear. Operating earnings of companies in the S&P 500 Index declined in the third quarter, principally because of dramatic write-downs taken by major corporations, predominately in the financials sector. Moreover, surging prices for oil, gold and most commodities, combined with the declining U.S. dollar, suggested some increased potential for rising inflation.

During the twelve-month period, the management teams for Evergreen’s global and international funds each focused on specific areas in global capital markets. Managers of Evergreen Global Large Cap Equity Fund and Evergreen Global Opportunities Fund, for example, looked at opportunities in both domestic and foreign stock markets. Evergreen Global Large Cap Equity Fund emphasized larger corporations, while Evergreen Global Opportunities Fund concentrated on mid cap and small cap growth stocks. In contrast, the team managing Evergreen International Equity Fund concentrated on foreign large cap equities, with some exposure to mid cap and emerging market stocks. Meanwhile, managers of Evergreen

2

LETTER TO SHAREHOLDERS continued

Emerging Markets Growth Fund focused exclusively on developing economies, while the team supervising Evergreen Precious Metals Fund concentrated on gold-mining stocks and other precious metals-related equities. At the same time, the London-based management team of Evergreen International Bond Fund invested in foreign fixed income markets, based on the analysis of economic fundamentals, interest-rate expectations and currency movements throughout the globe.

As always, we encourage investors to maintain diversified investment sportfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the National Association of Securities Dealers (NASD).

3

FUND AT A GLANCE

as of October 31, 2007

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager:

• Michael Bradshaw, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 9/30/2007.

The Equity style box placement is based on geographic locale, 10 growth and valuation measures for each fund holding, and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 1/30/1978

	Class A	Class B	Class C	Class I
Class inception date	1/20/1998	1/30/1978	1/29/1998	2/29/2000

Nasdaq symbol	EKWAX	EKWBX	EKWCX	EKWYX

Average annual return*

1-year with sales charge	36.65%	38.96%	42.95%	N/A

1-year w/o sales charge	44.99%	43.96%	43.95%	45.40%

5-year	35.81%	36.34%	36.46%	37.81%

10-year	18.44%	18.30%	18.29%	19.21%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

The advisor is reimbursing a portion of the 12b-1 fee for Class A. Had the fee not been reimbursed, returns for Class A would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

Comparison of a $10,000 investment in the Evergreen Precious Metals Fund Class A shares versus a similar investment in the FTSE Gold Mines Index (FTSE Gold Mines), the S&P 500 Index (S&P 500) and the Consumer Price Index (CPI).

The FTSE Gold Mines and the S&P 500 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 44.99% for the twelve-month period ended October 31, 2007, excluding any applicable sales charges. During the same period, the FTSE Gold Mines returned 35.14% and the S&P 500 returned 14.56% .

The fund’s objective is to seek long-term capital growth and protection of purchasing power of capital. Obtaining current income is a secondary objective.

During the twelve-month period, the price of gold rose by 31%, partly the result of weakness in the U.S. dollar, and partly the result of rising demand for the mineral, especially in emerging markets, including India and the Middle East. In addition, a number of producers bought back short positions, while major central banks in Europe sold less gold in the open market than agreements allowed, thereby limiting supply. Gold mining stocks in general performed very well, despite some areas of underperformance, most notably in South Africa, where the high relative costs of production compressed operating margins.

In general, we kept the fund well diversified by geography, production profile, and market capitalization. At the end of the fiscal year on October 31, 2007, more than 85% of fund assets were invested in precious metals corporations, with slightly less than 4% of assets in gold bullion or exchange-traded gold funds. We maintained investments of about 7% in miners of other non-precious metals.

We reduced the fund’s exposure to South African gold mining stocks during the final four months of the fiscal year. This repositioning helped support fund results, as did our exposure to stocks of miners of base metals. The fund’s largest position at the end of the fiscal year, Newcrest Mining, an Australia-based corporation, was an influential contributor to absolute results, as its share price rose by 62% during the fiscal year. The stock benefited from a timely buyback of its hedge book. Individual mining companies that provided substantial support to results included index components Randgold Resources, Ltd., and Meridian Gold. Randgold, which was the top individual contributor to results, is a company listed on the NASDAQ and London exchanges, but with mining operations in West Africa. Meridian Gold, a U.S.-based corporation, has mine operations in Peru as well as the United States. Several non-index components also contributed to results, including CVRD and gold-miners Eldorado Gold and Agnico-Eagle Mines. CVRD, a Brazilian corporation, is the world’s largest producer of iron ore. Performance received a further boost from investments in two copper mining companies: Aur Resources, a Canadian-based company; and First Quantum, a Canadian corporation with mines in Africa. Impala Platinum, a South African corporation, was another non-gold related stock that helped results.

The most noteworthy detractor from results was our lack of ownership in Zijin Mining Group, the largest incorporated gold mining company in China, whose share price rose by more than 200% during the fiscal year. In addition, our underweight of Barrick Gold, which makes up more than 20% of the FTSE index, held back results relative to the index.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) to certain mutual fund wrap program clients of Wachovia Securities and of third-party broker/dealers when purchased through a clearing relationship with Wachovia Securities or an affiliate providing mutual fund clearing services, (3) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (4) to certain institutional investors, and (5) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Investments in both foreign securities and gold and other precious metal investments or securities may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

Non-diversified funds may face increased risk of price fluctuation over more diversified funds due to adverse developments within certain sectors.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

All data is as of October 31, 2007, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	5/1/2007	10/31/2007	Period*

Actual
Class A	$ 1,000.00	$ 1,331.55	$ 6.17
Class B	$ 1,000.00	$ 1,326.83	$ 10.44
Class C	$ 1,000.00	$ 1,326.84	$ 10.44
Class I	$ 1,000.00	$ 1,333.33	$ 4.59
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,019.91	$ 5.35
Class B	$ 1,000.00	$ 1,016.23	$ 9.05
Class C	$ 1,000.00	$ 1,016.23	$ 9.05
Class I	$ 1,000.00	$ 1,021.27	$ 3.97

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.05% for Class A, 1.78% for Class B, 1.78% for Class C and 0.78% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Year Ended October 31,

CLASS A	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 56.05	$ 36.01	$ 33.54	$ 32.12	$ 17.32

Income from investment operations
Net investment income (loss)	(0.15)[1]	(0.11)[1]	(0.18)	(0.26)[1]	(0.14)[1]
Net realized and unrealized gains or losses on investments	24.35	20.47	2.65	2.60	15.12
Total from investment operations	24.20	20.36	2.47	2.34	14.98

Distributions to shareholders from
Net investment income	(0.42)	(0.32)	0	(0.92)	(0.18)
Net realized gains	(2.85)	0	0	0	0
Total distributions to shareholders	(3.27)	(0.32)	0	(0.92)	(0.18)

Net asset value, end of period	$ 76.98	$ 56.05	$ 36.01	$ 33.54	$ 32.12

Total return[2]	44.99%	56.86%	7.36%	7.35%	87.03%

Ratios and supplemental data
Net assets, end of period (thousands)	$587,874	$413,685	$213,089	$203,168	$176,785
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.10%	1.14%	1.30%	1.30%	1.44%
Expenses excluding waivers/reimbursements and expense reductions	1.12%	1.16%	1.30%	1.30%	1.44%
Net investment income (loss)	(0.26%)	(0.22%)	(0.55%)	(0.83%)	(0.62%)
Portfolio turnover rate	37%	23%	34%	93%	129%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Year Ended October 31,

CLASS B	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 53.61	$ 34.48	$ 32.35	$ 31.00	$ 16.76

Income from investment operations
Net investment income (loss)	(0.55)[1]	(0.46)[1]	(0.39)[1]	(0.46)[1]	(0.28)[1]
Net realized and unrealized gains or losses on investments	23.24	19.66	2.52	2.50	14.60
Total from investment operations	22.69	19.20	2.13	2.04	14.32

Distributions to shareholders from
Net investment income	(0.06)	(0.07)	0	(0.69)	(0.08)
Net realized gains	(2.85)	0	0	0	0
Total distributions to shareholders	(2.91)	(0.07)	0	(0.69)	(0.08)

Net asset value, end of period	$ 73.39	$ 53.61	$ 34.48	$ 32.35	$ 31.00

Total return[2]	43.96%	55.78%	6.58%	6.62%	85.65%

Ratios and supplemental data
Net assets, end of period (thousands)	$99,221	$73,208	$42,905	$45,718	$40,385
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.82%	1.84%	2.00%	2.00%	2.16%
Expenses excluding waivers/reimbursements and expense reductions	1.82%	1.86%	2.00%	2.00%	2.16%
Net investment income (loss)	(0.98%)	(0.93%)	(1.25%)	(1.53%)	(1.32%)
Portfolio turnover rate	37%	23%	34%	93%	129%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Year Ended October 31,

CLASS C	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 53.31	$ 34.30	$ 32.17	$ 30.93	$ 16.74

Income from investment operations
Net investment income (loss)	(0.55)[1]	(0.45)[1]	(0.39)[1]	(0.46)[1]	(0.29)[1]
Net realized and unrealized gains or losses on investments	23.09	19.55	2.52	2.48	14.58
Total from investment operations	22.54	19.10	2.13	2.02	14.29

Distributions to shareholders from
Net investment income	(0.10)	(0.09)	0	(0.78)	(0.10)
Net realized gains	(2.85)	0	0	0	0
Total distributions to shareholders	(2.95)	(0.09)	0	(0.78)	(0.10)

Net asset value, end of period	$ 72.90	$ 53.31	$ 34.30	$ 32.17	$ 30.93

Total return[2]	43.95%	55.79%	6.62%	6.56%	85.72%

Ratios and supplemental data
Net assets, end of period (thousands)	$323,495	$208,445	$103,878	$99,082	$71,188
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.82%	1.84%	2.00%	2.01%	2.15%
Expenses excluding waivers/reimbursements and expense reductions	1.82%	1.86%	2.00%	2.01%	2.15%
Net investment income (loss)	(0.98%)	(0.92%)	(1.25%)	(1.53%)	(1.33%)
Portfolio turnover rate	37%	23%	34%	93%	129%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Year Ended October 31,

CLASS I	2007	2006	2005	2004	2003

Net asset value, beginning of period	$55.78	$35.82	$33.26	$31.83	$17.16

Income from investment operations
Net investment income (loss)	0.01[1]	0.04[1]	(0.08)	(0.16)[1]	(0.08)[1]
Net realized and unrealized gains or losses on investments	24.24	20.33	2.64	2.57	14.97
Total from investment operations	24.25	20.37	2.56	2.41	14.89

Distributions to shareholders from
Net investment income	(0.55)	(0.41)	0	(0.98)	(0.22)
Net realized gains	(2.85)	0	0	0	0
Total distributions to shareholders	(3.40)	(0.41)	0	(0.98)	(0.22)

Net asset value, end of period	$76.63	$55.78	$35.82	$33.26	$31.83

Total return	45.40%	57.30%	7.70%	7.64%	87.44%

Ratios and supplemental data
Net assets, end of period (thousands)	$8,293	$5,910	$2,817	$2,786	$1,595
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.82%	0.84%	1.00%	1.01%	1.15%
Expenses excluding waivers/reimbursements and expense reductions	0.82%	0.86%	1.00%	1.01%	1.15%
Net investment income (loss)	0.02%	0.09%	(0.25%)	(0.54%)	(0.35%)
Portfolio turnover rate	37%	23%	34%	93%	129%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

October 31, 2007

	Country	Shares	Value

COMMON STOCKS 92.6%
MATERIALS 92.6%
Metals & Mining 92.6%
Aber Diamond Corp.	Canada	120,900	$5,286,790
Agnico-Eagle Mines, Ltd.	Canada	963,164	54,794,400
Agnico-Eagle Mines, Ltd. - Canadian Exchange	Canada	173,700	9,872,165
Alamos Gold, Inc. *	Canada	571,400	4,378,959
Anatolia Minerals Development, Ltd. *	Canada	1,148,300	7,542,915
Anglo Platinum, Ltd.	South Africa	136,103	23,351,176
AngloGold Ashanti, Ltd., ADR p	South Africa	470,591	21,858,952
Aquarius Platinum, Ltd.	Bermuda	250,883	9,630,542
Aurelian Resources, Inc. * p	Canada	1,625,184	16,765,938
Aurizon Mines, Ltd. *	Canada	2,485,100	10,568,771
Avoca Resources, Ltd. *	Australia	380,091	927,077
Barrick Gold Corp.	Canada	1,442,135	63,641,418
BHP Billiton plc	United Kingdom	240,661	9,179,378
Centerra Gold, Inc. *	Canada	736,096	9,337,288
Companhia Vale do Rio Doce, ADR p	Brazil	391,044	14,734,538
Compania de Minas Buenaventura SA, ADR p	Peru	379,811	21,804,950
Eldorado Gold Corp. *	Canada	187,000	1,297,258
Eldorado Gold Corp. - Canadian Exchange *	Canada	3,889,300	26,980,880
Etruscan Resources, Inc. * +	Canada	1,935,000	5,459,024
First Quantum Minerals, Ltd. p	Canada	144,500	15,468,398
FNX Mining Co., Inc. *	Canada	192,939	7,748,432
Freeport-McMoRan Copper & Gold, Inc. p	United States	90,028	10,594,495
Gammon Gold, Inc. *	Canada	405,700	4,185,336
Gammon Gold, Inc. - Canadian Exchange *	Canada	111,500	1,150,271
Gold Fields, Ltd.	South Africa	181,085	3,264,477
Gold Fields, Ltd., ADR p	South Africa	1,099,196	19,862,472
Goldcorp, Inc.	Canada	1,020,446	35,848,268
Goldcorp, Inc., Class A	Canada	917,254	32,086,268
Golden Star Resources, Ltd. * p	Canada	1,882,062	6,775,423
Golden Star Resources, Ltd. - Canadian Exchange *	Canada	180,844	652,976
Great Basin Gold, Ltd. *	Canada	1,274,600	4,561,966
Hochschild Mining plc	United Kingdom	1,594,489	15,530,950
HudBay Minerals, Inc. *	Canada	132,100	3,787,993
IAMGOLD Corp.	Canada	1,402,144	12,221,435
Impala Platinum Holdings, Ltd.	South Africa	819,346	30,775,010
International Minerals Corp.	Canada	303,700	1,790,326
Ivanhoe Mines, Ltd. *	Canada	47,700	652,269
Ivanhoe Mines, Ltd., ADR *	Canada	153,500	2,099,021
Kinross Gold Corp. - Canadian Exchange *	Canada	3,766,984	74,074,700
Lihir Gold, Ltd. *	Papua New Guinea	9,730,624	38,546,201
Lonmin plc	United Kingdom	177,807	12,720,723
Minefinders Corp., Ltd. * p	Canada	609,000	7,821,254
Miramar Mining Corp. * p	Canada	171,902	1,167,215
Miramar Mining Corp. - Canadian Exchange *	Canada	1,327,800	9,001,560
Nautilus Minerals, Inc. *	Canada	274,934	1,235,821

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Country	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Metals & Mining continued
Newcrest Mining, Ltd.	Australia	2,455,130	$74,291,389
OceanaGold Corp. * p	Canada	1,041,300	3,332,335
Orezone Resources, Inc. *	Canada	494,800	744,843
Pan American Silver Corp. * p	Canada	197,852	6,554,837
Polymetal, GDR * 144A	Russia	318,276	2,185,738
Randgold Resources, Ltd., ADR p	Channel Islands	1,797,885	64,615,987
Red Back Mining, Inc. *	Canada	200,000	1,389,547
Red Back Mining, Inc. *	Canada	1,353,007	10,682,196
Rio Tinto plc	United Kingdom	90,481	8,469,036
Rockwell Diamonds, Inc. * +	Canada	3,750,000	2,565,925
Royal Gold, Inc. p	United States	83,400	2,947,356
Semafo, Inc. *	Canada	1,759,600	2,315,385
Silver Standard Resources, Inc. * p	Canada	104,893	4,453,757
Silvercorp Metals, Inc.	Canada	611,448	5,947,449
Sino Gold Mining, Ltd. * p	Australia	1,261,033	8,922,351
Western Goldfields, Inc.	Canada	1,006,952	4,070,420
Xstrata plc	United Kingdom	57,664	4,139,920
Yamana Gold, Inc. p	Canada	1,984,010	29,799,823
Yamana Gold, Inc. - Canadian Exchange p	Canada	2,297,040	34,433,233

Total Common Stocks (cost $464,901,085)			942,897,206

PRIVATE PLACEMENT 1.4%
Evergreen Special Investments (Cayman) SPC * ø °
(cost $11,735,882)	Cayman Islands	9,969	14,619,678

WARRANTS 0.4%
MATERIALS 0.4%
Metals & Mining 0.4%
Golden Star Resources, Ltd., Expiring 11/28/2008 * + (h)	Canada	432,000	284,680
Great Basin Gold, Ltd., Expiring 4/20/2009 *	Canada	300,000	277,909
International Minerals Corp., Expiring 5/8/2019 * +	Canada	151,850	55,948
Nautilus Minerals, Inc., Expiring 2/20/2009 * + (h)	Canada	225,650	62,948
Nevsun Resources, Ltd., Expiring 12/19/2008 * + (h)	Canada	100,000	3,039
Rockwell Diamonds, Inc., Expiring 5/9/2009 * + (h)	Canada	3,750,000	505,290
Silver Wheaton Corp., Expiring 8/5/2009 *	Canada	875,000	2,201,431
SouthernEra Resources, Ltd., Expiring 11/17/2008 * +	Canada	800,000	12,632
U.S. Gold Corp., Expiring 2/11/2022 * +	Canada	250,000	402,653

Total Warrants (cost $874,131)			3,806,530

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

October 31, 2007

		Principal
	Country	Amount	Value

YANKEE OBLIGATIONS - CORPORATE 1.7%
MATERIALS 1.7%
Metals & Mining 1.7%
Lyxor Gold Bullion Securities, Ltd. * (n) (cost $13,181,618)	United Kingdom	$22,229,400	$17,309,377

	Country	Shares	Value

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED 11.4%
MUTUAL FUND SHARES 11.4%
Navigator Prime Portfolio, 5.03% § (cost $116,265,255)	United States	116,265,255	116,265,255

SHORT-TERM INVESTMENTS 3.5%
MUTUAL FUND SHARES 3.5%
Evergreen Institutional U.S. Government Money Market
Fund, Class I, 4.60% q ø (cost $35,723,581)	United States	35,723,581	35,723,581

Total Investments (cost $642,681,552) 111.0%			1,130,621,627
Other Assets and Liabilities (11.0%)			(111,739,509)

Net Assets 100.0%			$1,018,882,118

* Non-income producing security

p All or a portion of this security is on loan.

+ Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.

144A Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

ø In addition to the Fund, Evergreen Investment Management Company, LLC is the investment advisor to these holdings.

º Affiliated company

(h) Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

(n) Security issued in zero coupon form with no periodic interest payments.

§ Rate shown is the 1-day annualized yield at period end.

q Rate shown is the 7-day annualized yield at period end.

Summary of Abbreviations
ADR	American Depository Receipt
GDR	Global Depository Receipt

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

October 31, 2007

The following table shows the percent of total long-term investments by geographic location as of October 31, 2007:

Canada	56.0%
South Africa	10.1%
Australia	8.6%
United Kingdom	6.9%
Channel Islands	6.6%
Papua New Guinea	4.0%
Peru	2.2%
Brazil	1.5%
Cayman Islands	1.5%
United States	1.4%
Bermuda	1.0%
Russia	0.2%

100.0%

The following table shows portfolio composition as a percent of total long-term investments as of October 31, 2007:

Common Stocks	96.3%
Yankee Obligations-Corporate	1.8%
Private Placement	1.5%
Warrants	0.4%

100.0%

See Notes to Financial Statements

14

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

Assets
Investments in securities, at value (cost $595,222,089) including $115,509,078 of
securities loaned	$1,080,278,368
Investments in affiliates, at value (cost $47,459,463)	50,343,259

Total investments	1,130,621,627
Cash	12,536
Foreign currency, at value (cost $1,903,317)	2,030,621
Receivable for securities sold	1,569,069
Receivable for Fund shares sold	3,848,656
Dividends receivable	575,054
Receivable for securities lending income	72,178
Prepaid expenses and other assets	47,610

Total assets	1,138,777,351

Liabilities
Payable for securities purchased	1,667,689
Payable for Fund shares redeemed	1,867,484
Payable for securities on loan	116,265,255
Advisory fee payable	9,676
Due to other related parties	2,868
Accrued expenses and other liabilities	82,261

Total liabilities	119,895,233

Net assets	$1,018,882,118

Net assets represented by
Paid-in capital	$471,142,340
Overdistributed net investment loss	(23,833)
Accumulated net realized gains on investments	59,693,692
Net unrealized gains on investments	488,069,919

Total net assets	$1,018,882,118

Net assets consists of
Class A	$587,874,174
Class B	99,220,607
Class C	323,494,831
Class I	8,292,506

Total net assets	$1,018,882,118

Shares outstanding (unlimited number of shares authorized)
Class A	7,636,743
Class B	1,352,000
Class C	4,437,778
Class I	108,216

Net asset value per share
Class A	$76.98
Class A — Offering price (based on sales charge of 5.75%)	$81.68
Class B	$73.39
Class C	$72.90
Class I	$76.63

See Notes to Financial Statements

15

STATEMENT OF OPERATIONS

Year Ended October 31, 2007

Investment income
Dividends (net of foreign withholding taxes of $227,611)	$5,645,933
Income from affiliate	830,128
Securities lending	86,067

Total investment income	6,562,128

Expenses
Advisory fee	3,603,521
Distribution Plan expenses
Class A	1,387,222
Class B	780,559
Class C	2,405,362
Administrative services fee	782,894
Transfer agent fees	1,175,221
Trustees’ fees and expenses	17,130
Printing and postage expenses	86,145
Custodian and accounting fees	546,212
Registration and filing fees	123,203
Professional fees	85,845
Interest expense	1,835
Other	23,723

Total expenses	11,018,872
Less: Expense reductions	(55,156)
Expense reimbursements	(86,877)

Net expenses	10,876,839

Net investment loss	(4,314,711)

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	87,338,053
Foreign currency related transactions	(154,829)
Capital gain distributions from affiliated company	146,440

Net realized gains on investments	87,329,664
Net change in unrealized gains or losses on investments	228,878,487

Net realized and unrealized gains or losses on investments	316,208,151

Net increase in net assets resulting from operations	$311,893,440

See Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

		Year Ended October 31,

	2007		2006

Operations
Net investment loss		$(4,314,711)		$(3,016,274)
Net realized gains on investments		87,329,664		40,612,889
Net change in unrealized gains or
losses on investments		228,878,487		173,642,836

Net increase in net assets resulting
from operations		311,893,440		211,239,451

Distributions to shareholders from
Net investment income
Class A		(3,272,444)		(1,930,879)
Class B		(87,557)		(95,915)
Class C		(433,978)		(285,079)
Class I		(60,517)		(34,384)
Net realized gains
Class A		(21,352,413)		0
Class B		(3,896,348)		0
Class C		(11,262,614)		0
Class I		(296,128)		0

Total distributions to shareholders		(40,661,999)		(2,346,257)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	2,061,685	121,978,587	3,747,101	195,622,413
Class B	249,428	14,224,631	610,060	30,104,610
Class C	1,254,542	71,227,447	1,862,738	93,037,228
Class I	21,589	1,296,454	55,439	2,894,499

		208,727,119		321,658,750

Net asset value of shares issued in
reinvestment of distributions
Class A	328,173	19,461,221	38,338	1,571,489
Class B	51,838	2,942,635	1,794	70,791
Class C	144,758	8,166,070	5,252	205,968
Class I	5,675	334,378	781	31,764

		30,904,304		1,880,012

Automatic conversion of Class B
shares to Class A shares
Class A	29,599	1,752,971	30,233	1,524,871
Class B	(30,961)	(1,752,971)	(31,516)	(1,524,871)

		0		0

Payment for shares redeemed
Class A	(2,162,926)	(127,291,189)	(2,352,737)	(121,321,415)
Class B	(283,890)	(15,877,527)	(459,072)	(22,698,714)
Class C	(871,470)	(48,573,370)	(986,595)	(48,343,406)
Class I	(24,989)	(1,487,258)	(28,919)	(1,508,415)

		(193,229,344)		(193,871,950)

Net increase in net assets resulting
from capital share transactions		46,402,079		129,666,812

Total increase in net assets		317,633,520		338,560,006
Net assets
Beginning of period		701,248,598		362,688,592

End of period		$1,018,882,118		$701,248,598

Overdistributed net investment loss		$(23,833)		$3,845,552

See Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Precious Metals Fund (the “Fund”) is a non-diversified series of Evergreen International Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Prior to April 1, 2007, the 1.00% contingent deferred sales charge was applicable for redemptions made within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee. Effective April 2, 2007, the Fund no longer charges shareholders a redemption fee on assets redeemed or exchanged within 90 days of the date of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers

18

NOTES TO FINANCIAL STATEMENTS continued

which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

19

NOTES TO FINANCIAL STATEMENTS continued

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, passive foreign investment companies and dividends paid through share redemptions. During the year ended October 31, 2007, the following amounts were reclassified:

Paid-in capital	$6,583,618
Overdistributed net investment loss	4,299,822
Accumulated net realized gains on investments	(10,883,440)

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.66% and declining to 0.41% as average daily net assets increase. For the year ended October 31, 2007, the advisory fee was equivalent to 0.46% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended October 31, 2007, EIMC voluntarily reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $86,877.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

20

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2007, the transfer agent fees were equivalent to an annual rate of 0.15% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended October 31, 2007, EIS received $165,505 from the sale of Class A shares and $6,799, $144,161 and $69,350 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. AFFILIATED COMPANY

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. During the year ended October 31, 2007, the Fund invested in a wholly-owned subsidiary. A summary of the transactions with the affiliate for the year ended October 31, 2007 was as follows:

				Amount of
				Equity in
	Beginning	Shares	Shares	Net Profit	Value,
Affiliate	Shares	Purchased	Sold	and Loss	End of Period

Evergreen Special
Investments
(Cayman) SPC	5,842	9,066	4,939	$2,883,796	$14,619,678

6. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $288,376,836 and $317,235,838, respectively, for the year ended October 31, 2007.

During the year ended October 31, 2007, the Fund loaned securities to certain brokers. At October 31, 2007, the value of securities on loan and the total value of collateral received for securities loaned amounted to $115,509,078 and $116,394,200, respectively. Of the total value of the collateral received for securities on loan, $128,945 represents the market value of U.S. government agency obligations received as non-cash collateral.

On October 31, 2007, the aggregate cost of securities for federal income tax purposes was $649,101,009. The gross unrealized appreciation and depreciation on securities based on tax cost was $483,203,179 and $1,682,561, respectively, with a net unrealized appreciation of $481,520,618.

21

NOTES TO FINANCIAL STATEMENTS continued

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended October 31, 2007, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed
Long-term	Unrealized	Temporary Book/
Capital Gain	Appreciation	Tax Differences

$66,238,424	$481,520,618	$(19,264)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, passive foreign investment companies and forward contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended October 31,

	2007	2006

Ordinary Income	$6,316,579	$2,346,257
Long-term Capital Gain	34,345,420	0

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% .

22

NOTES TO FINANCIAL STATEMENTS continued

During the year ended October 31, 2007, the Fund had average borrowings outstanding of $31,470 at an average rate of 5.83% and paid interest of $1,835.

12. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry, sector or foreign country and, therefore, may be more affected by changes in that industry, sector or foreign country than would be a comparable mutual fund that is not heavily weighted in any industry, sector or foreign country.

13. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (“FINRA”)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

23

NOTES TO FINANCIAL STATEMENTS continued

14. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 is not expected to have a material impact on the Fund’s financial statements. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

15. SUBSEQUENT DISTRIBUTIONS

On December 4, 2007, the Fund declared distributions from long-term capital gains to shareholders of record on December 3, 2007. The per share amounts payable on December 5, 2007 were as follows:

Long-term
Capital Gains

Class A	$4.8992
Class B	$4.8992
Class C	$4.8992
Class I	$4.8992

These distributions are not reflected in the accompanying financial statements.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Precious Metals Fund, a series of the Evergreen International Trust, as of October 31, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Precious Metals Fund as of October 31, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 27, 2007

25

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $34,345,420 for the fiscal year ended October 31, 2007.

For corporate shareholders, 30.46% of ordinary income dividends paid during the fiscal year ended October 31, 2007 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended October 31, 2007, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2007 year-end tax information will be reported on your 2007 Form 1099-DIV, which shall be provided to you in early 2008.

Pursuant to Section 871 of the Internal Revenue Code, $1,498,249 has been designated as Qualified Short-Term Gains for purposes of exempting withholding of tax on distributions to U.S. nonresident shareholders.

26

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen Precious Metals Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review

27

ADDITIONAL INFORMATION (unaudited) continued

individual funds in greater detail. In addition, the Trustees requested information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

28

ADDITIONAL INFORMATION (unaudited) continued

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates generally provide a comprehensive investment management service to the funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

29

ADDITIONAL INFORMATION (unaudited) continued

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Certain Fund-specific considerations. The Trustees noted that, for the one-, three-, five-, and ten-year periods ended December 31, 2006, the Fund’s Class B shares (the Fund’s oldest share class) had outperformed the broad-based securities index against which the Trustees compared the Fund’s performance (the FTSE Gold Mines Index), and had outperformed a majority of the funds against which the Trustees compared the Fund’s performance. The Trustees also noted that the Fund’s management fee was lower than the management fees paid by a majority of the funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They

30

ADDITIONAL INFORMATION (unaudited) continued

considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

31

This page left intentionally blank

32

This page left intentionally blank

33

This page left intentionally blank

34

This page left intentionally blank

35

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

36

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Kasey Phillips[4]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.; Former Vice
Treasurer	President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen
DOB: 12/12/1970	Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4,5]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee oversees 91 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 Mr. Guerin’s information is as of June 14, 2007, the effective date of his approval by the Board of Trustees as Chief Compliance Officer of the Evergreen funds.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

564346 rv5 12/2007

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the 6 series of the Registrant’s annual financial statements for the fiscal years ended October 31, 2007 and October 31, 2006, and fees billed for other services rendered by KPMG LLP.

	2007	2006
Audit fees	$165,800	$128,000
Audit-related fees	5,000	0
Tax fees (1)	12,000	3,150
Non-audit fees (2)	1,208,367	665,575
All other fees	0	0

Total fees	$1,391,167	$796,725

(1) Tax fees consists of fees for tax consultation, tax compliance and tax review.

(2) Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds
Evergreen Income Advantage Fund
Evergreen Multi-Sector Income Fund
Evergreen Utilities and High Income Fund
Evergreen International Balanced Income Fund
Evergreen Global Dividend Opportunity Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen International Trust

By: _______________________
Dennis H. Ferro
Principal Executive Officer

Date: December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
Dennis H. Ferro
Principal Executive Officer

Date: December 28, 2007

By: ________________________
Kasey Phillips
Principal Financial Officer

Date: December 28, 2007